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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

DUKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Welcome to the Duke Energy Annual Shareholder Meeting

March 20, 2014

Dear Fellow Shareholders:

I am pleased to invite you to our annual shareholder meeting to be held on Thursday, May 1, 2014, at 10:00 a.m. in the O.J. Miller Auditorium located at 526 South Church Street in Charlotte, North Carolina.

As explained in the enclosed proxy statement, at this year's meeting you will be asked to vote (i) for the election of directors, (ii) for the ratification of the selection of the independent public accountant, (iii) for the approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation, (iv) for the amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent, (v) against two shareholder proposals, and (vi) to consider any other business that may properly come before the meeting.

This year's proxy statement includes certain items such as a proxy statement summary on page 6 and certain charts and illustrations to help better explain our corporate governance and compensation programs and objectives. With this document, our aim is to communicate with you the matters to be addressed at the meeting in a way that is simple and straightforward.

Your vote is important – exercise your shareholder right and vote your shares right away.

Please turn to page 12 for the instructions on how you can vote your shares over the Internet, by telephone or by mail. It is important that all Duke Energy shareholders, regardless of the number of shares owned, participate in the affairs of the Company. At Duke Energy's 2013 Annual Shareholder Meeting, approximately 84 percent of the Company's outstanding shares were represented in person or by proxy.

We hope you will find it possible to attend this year's annual shareholder meeting and thank you for your continued interest in Duke Energy.

Sincerely,

Lynn J. Good
Vice Chairman, President and Chief Executive Officer

PARTICIPATE IN THE FUTURE OF DUKE ENERGY;
CAST YOUR VOTE RIGHT AWAY

It is very important that you vote to play a part in the future of Duke Energy. New York Stock Exchange ("NYSE") rules state that if your shares are held through a broker, bank or other nominee, they cannot vote on your behalf on nondiscretionary matters.

Please cast your vote right away on all of the proposals listed below to ensure that your shares are represented.

Proposals That Require Your Vote

		More information	Board recommendation	Broker non-votes	Abstentions	Votes required for approval

PROPOSAL 1	Election of directors	Page 15	FOR each nominee	Do not count	Do not count	Majority of votes cast, with a resignation policy

PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2014	Page 33	FOR	Vote for	Vote against	Majority of shares represented

PROPOSAL 3	Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation	Page 35	FOR	Do not count	Vote against	Majority of shares represented

PROPOSAL 4	Approval of the amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent	Page 68	FOR	Vote against	Vote against	Majority of outstanding shares entitled to vote

PROPOSAL 5	Shareholder proposal regarding shareholder right to call a special shareholder meeting	Page 69	AGAINST	Do not count	Vote against	Majority of shares represented

PROPOSAL 6	Shareholder proposal regarding political contribution disclosure	Page 71	AGAINST	Do not count	Vote against	Majority of shares represented

Vote Right Away

Even if you plan to attend this year's meeting, it is a good idea to vote your shares now, before the meeting, in the event your plans change. Whether you vote by Internet, by telephone or by mail, please have your proxy card or voting instruction form in hand and follow the instructions.

By Internet using your computer	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name.	Cast your ballot, sign your proxy card and send free of postage.

DUKE ENERGY – 2014 Proxy Statement    3

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PARTICIPATE IN THE FUTURE OF DUKE ENERGY;
CAST YOUR VOTE RIGHT AWAY

Visit Our Website

Visit our website http://www.duke-energy.com/investors/news-events.asp	• Review and download this proxy statement and our annual report • Listen to a live audio stream of the meeting

Attend Our 2014 Annual Shareholder Meeting

10:00 a.m. (EST) on Thursday, May 1, 2014
O.J. Miller Auditorium
526 South Church Street
Charlotte, NC 28202

Directions to 526 South Church Street are provided on the inside back cover.

  526 South Church Street
  Mint Street Parking Deck
Bank of America Stadium

4    DUKE ENERGY – 2014 Proxy Statement

NOTICE OF ANNUAL SHAREHOLDER MEETING		10

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL SHAREHOLDER MEETING		11

PROPOSAL 1:	ELECTION OF DIRECTORS	15

INFORMATION ON THE BOARD OF DIRECTORS		21

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE		26

DIRECTOR COMPENSATION		29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		31

PROPOSAL 2:	RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE ENERGY CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANT FOR 2014	33

REPORT OF THE AUDIT COMMITTEE		34

PROPOSAL 3:	ADVISORY VOTE TO APPROVE DUKE ENERGY CORPORATION'S NAMED EXECUTIVE OFFICER COMPENSATION	35

REPORT OF THE COMPENSATION COMMITTEE		36

COMPENSATION DISCUSSION AND ANALYSIS		36

EXECUTIVE COMPENSATION		52

PROPOSAL 4:	AMENDMENT TO DUKE ENERGY CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE SHAREHOLDER ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT	68

SHAREHOLDER PROPOSALS		69

PROPOSAL 5:	SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING	69

PROPOSAL 6:	SHAREHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTION DISCLOSURE	71

OTHER INFORMATION		73

APPENDIX A		75

APPENDIX B		76

APPENDIX C		77

DUKE ENERGY – 2014 Proxy Statement    5

This proxy statement was first made available to shareholders on or about March 20, 2014.

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting. Page references ("XX") are supplied to help you find further information in this proxy statement.

Eligibility to Vote (page 11)

You can vote if you were a shareholder of record at the close of business on March 3, 2014.

How to Cast Your Vote (page 12)

You can vote by any of the following methods:

By Internet using your computer	By telephone	By mailing your proxy card	In person

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name.	Cast your ballot, sign your proxy card and send free of postage.	At the annual shareholder meeting: If you are a shareholder of record, you may be admitted to the meeting by bringing your notice, proxy card or, if your shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating your ownership as of the record date, along with some form of government-issued identification.

Business Highlights

Duke Energy's regulated utility operations provide electricity to 7.2 million customers located in six states in the Southeast and Midwest United States, representing a population of approximately 22 million people. Our nonregulated businesses own and operate diverse power generation assets in North America and Latin America, including a growing portfolio of renewable energy assets in the United States. Duke Energy operates in the United States, primarily through its direct and indirect wholly owned subsidiaries, Duke Energy Carolinas, LLC; Duke Energy Progress, Inc.; Duke Energy Florida, Inc.; Duke Energy Ohio, Inc.; Duke Energy Kentucky, Inc.; and Duke Energy Indiana, Inc., as well as in Latin America through Duke Energy International, LLC.

Governance of the Company (page 21)

•
Board Leadership Structure

•
Meeting Attendance

•
Risk Oversight

•
Director Independence

•
Committees and Attendance

•
Director Qualification Standards

•
Criteria for Board Membership

•
Majority Vote Standard

•
Communications with Directors

6    DUKE ENERGY – 2014 Proxy Statement

Board Nominees (page 15)

				Independent (Yes/No)
		Director since				Committee Memberships	Other Public Company Boards
Name	Age		Occupation	Yes	No

G. Alex Bernhardt, Sr.	70	1991	Chairman, Bernhardt Furniture Company	X		• Nuclear Oversight • Regulatory Policy and Operations	None

Michael G. Browning	67	1990	Chairman, Browning Investments, Inc.	X		• Audit • Corporate Governance • Finance and Risk Management	None

Harris E. DeLoach, Jr.	69	2006	Executive Chairman, Sonoco Products Company	X		• Corporate Governance • Nuclear Oversight	• Sonoco Products Company • Goodrich Corporation

Daniel R. DiMicco	63	2007	Retired Chairman, President and Chief Executive Officer, Nucor Corporation	X		• Corporate Governance • Nuclear Oversight	None

John H. Forsgren	67	2009	Retired Vice Chairman, Executive Vice President and Chief Financial Officer, Northeast Utilities	X		• Finance and Risk Management • Nuclear Oversight	• The Phoenix Companies, Inc.

Lynn J. Good Vice Chairman	54	2013	Vice Chairman, President and Chief Executive Officer, Duke Energy Corporation		X	None	• Hubbell Incorporated

Ann M. Gray Chairman of the Board	68	1994	Former Vice President, ABC, Inc. and former President, Diversified Publishing Group, ABC, Inc.	X		• Compensation • Corporate Governance • Finance and Risk Management	• The Phoenix Companies, Inc.

James H. Hance, Jr.	69	2005	Retired Vice Chairman and Chief Financial Officer, Bank of America Corporation	X		• Audit • Compensation • Finance and Risk Management	• Cousins Properties Incorporated • Ford Motor Company • The Carlyle Group, LP

John T. Herron	60	2013	Retired President, Chief Executive Officer and Chief Nuclear Officer, Entergy Nuclear	X		• Nuclear Oversight • Regulatory Policy and Operations	None

James B. Hyler, Jr.	66	2008	Managing Director, Investors Management Corporation	X		• Audit • Finance and Risk Management • Regulatory Policy and Operations	None

William E. Kennard	57	2014	Senior Advisor, Grain Management	X		• Finance and Risk Management	• MetLife, Inc.

E. Marie McKee	63	1999	President, Corning Museum of Glass	X		• Audit • Compensation • Corporate Governance	None

E. James Reinsch	70	2009	Retired Senior Vice President and Partner, Bechtel Group and past President, Bechtel Nuclear	X		• Finance and Risk Management • Nuclear Oversight	None

James T. Rhodes	72	2001	Retired Chairman, President and Chief Executive Officer, Institute of Nuclear Power Operations	X		• Nuclear Oversight • Regulatory Policy and Operations	None

Carlos A. Saladrigas	65	2001	Chairman, Regis HR Group, Concordia Healthcare Holdings, LLC	X		• Audit • Compensation • Regulatory Policy and Operations	• Advance Auto Parts, Inc.

DUKE ENERGY – 2014 Proxy Statement    7

Named Executive Officers (page 36)

Name	Age	Occupation	Since	Previous occupation

Lynn J. Good	54	Vice Chairman, President and Chief Executive Officer	2013	Chief Financial Officer of Duke Energy from July 2009 through June 2013; President, Commercial Businesses of Duke Energy from November 2007 through June 2009

Steven K. Young	55	Executive Vice President and Chief Financial Officer	2013	Vice President, Chief Accounting Officer and Controller of Duke Energy from July 2012 until August 2013; Senior Vice President and Controller of Duke Energy from December 2006 until July 2012

Marc E. Manly	62	Executive Vice President and President, Commercial Businesses	2012	Chief Legal Officer of Duke Energy from April 2006 until December 2012

Dhiaa M. Jamil	57	Executive Vice President and President, Duke Energy Nuclear	2013

Chief Nuclear Officer of Duke Energy from 2008 until March 2013; Chief Generation Officer of Duke Energy from July 2009 until March 2013; Senior Vice President, Nuclear Support of Duke Energy Carolinas, LLC from January 2007 to February 2008

Lloyd M. Yates	53	Executive Vice President, Regulated Utilities	2012	Executive Vice President, Customer Operations of Duke Energy from July 2012 until December 2012; President and Chief Executive Officer of Duke Energy Progress, Inc. from July 2007 until June 2012

*
Other Named Executive Officers include James E. Rogers, President and Chief Executive Officer of Duke Energy until June 30, 2013, and Chairman of the Board until his retirement on December 31, 2013.

Executive Compensation (page 36)

Principles and Objectives (page 36)

Our executive compensation program is designed to:

•
Link pay to performance

•
Attract and retain talented executive officers and key employees

•
Emphasize performance-based compensation to motivate executives and key employees

•
Reward individual performance

•
Encourage long-term commitment to Duke Energy and align the interests of executives with shareholders

We meet these objectives through the appropriate mix of compensation, including:

•
Base salary

•
Short-term incentives

•
Long-term incentives

8    DUKE ENERGY – 2014 Proxy Statement

2013 Executive Total Compensation Mix (page 37)

TARGET COMPENSATION MIX AS OF DECEMBER 31, 2013
(consisting of base salary, short-term incentives & long-term incentives)

CEO
85% - Performance and/or Stock-Based Compensation
20%
15%
18%
67% - LTI
47%
OTHER CURRENT NEOs
73% - Performance and/or Stock-Based Compensation
16%
27%
52% - LTI
36%
21%
LONG-TERM INCENTIVES (LTI)
Restricted Stock Units (RSUs)
Performance Shares
ANNUAL COMPENSATION
Base Salary
Short-Term Incentives (Cash)

Independent Public Accountant (page 33)

As a matter of good corporate governance, we are asking our shareholders to ratify the selection of Deloitte & Touche LLP as our independent public accountant for 2014.

Voting Matters (page 11)

	Board Vote Recommendation	Page Reference (for more detail)

Management Proposals

Election of Directors	FOR each nominee	15

Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2014	FOR	33

Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation	FOR	35

Amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent	FOR	68

Shareholder Proposals

Shareholder proposal regarding shareholder right to call a special shareholder meeting	AGAINST	69

Shareholder proposal regarding political contribution disclosure	AGAINST	71

DUKE ENERGY – 2014 Proxy Statement    9

Notice of Annual Shareholder Meeting

May 1, 2014

10:00 a.m.
O.J. Miller Auditorium
526 South Church Street
Charlotte, North Carolina 28202

We will convene the annual shareholder meeting of Duke Energy Corporation on Thursday, May 1, 2014, at 10:00 a.m. in the O.J. Miller Auditorium located at 526 South Church Street in Charlotte, North Carolina.

The purpose of the annual meeting is to consider and take action on the following:

1.
Election of directors;
2.
Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2014;
3.
Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation;
4.
Amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent;
5.
A shareholder proposal regarding shareholder right to call a special shareholder meeting;
6.
A shareholder proposal regarding political contribution disclosure; and
7.
Any other business that may properly come before the meeting (or any adjournment or postponement of the meeting).

Shareholders of record as of the close of business on March 3, 2014, are entitled to vote at the annual shareholder meeting. It is important that your shares are represented at this meeting.

This year we will again be using the Securities and Exchange Commission ("SEC") rule that allows us to provide our proxy materials to our shareholders via the Internet. By doing so, most of our shareholders will only receive a notice containing instructions on how to access the proxy materials via the Internet and vote online, by telephone or by mail. If you would like to request paper copies of the proxy materials, you may follow the instructions on the notice. If you receive paper copies of the proxy materials, we ask you to consider signing up to receive these materials electronically in the future by following the instructions contained in this proxy statement. By delivering proxy materials electronically, we can reduce the consumption of natural resources and the cost of printing and mailing our proxy materials.

Whether or not you expect to be present at the annual shareholder meeting, please take time to vote now. If you choose to vote by mail, you may do so by marking, dating and signing the proxy card and returning it to us. Please follow the voting instructions that are included on your proxy card. Regardless of the manner in which you vote, we urge and greatly appreciate your prompt response.

Dated: March 20, 2014	By order of the Board of Directors,

Julie S. Janson Executive Vice President, Chief Legal Officer and Corporate Secretary

10    DUKE ENERGY – 2014 Proxy Statement

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL SHAREHOLDER MEETING

On what am I voting?

		More information	Board recommendation	Broker non-votes	Abstentions	Votes required for approval

PROPOSAL 1	Election of directors	Page 15	FOR each nominee	Do not count	Do not count	Majority of votes cast, with a resignation policy

PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2014	Page 33	FOR	Vote for	Vote against	Majority of shares represented

PROPOSAL 3	Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation	Page 35	FOR	Do not count	Vote against	Majority of shares represented

PROPOSAL 4	Amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent	Page 68	FOR	Vote against	Vote against	Majority of outstanding shares entitled to vote

PROPOSAL 5	Shareholder proposal regarding shareholder right to call a special shareholder meeting	Page 69	AGAINST	Do not count	Vote against	Majority of shares represented

PROPOSAL 6	Shareholder proposal regarding political contribution disclosure	Page 71	AGAINST	Do not count	Vote against	Majority of shares represented

Who can vote?

Holders of Duke Energy's common stock as of the close of business on the record date, March 3, 2014, are entitled to vote, either in person or by proxy, at the annual shareholder meeting. Each share of Duke Energy common stock has one vote.

DUKE ENERGY – 2014 Proxy Statement    11

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FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL SHAREHOLDER MEETING

How do I vote?

By Proxy – Before the annual shareholder meeting, you can give a proxy to vote your shares of Duke Energy common stock in one of the following ways:

By Internet using your computer	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name.	Cast your ballot, sign your proxy card and send free of postage.

The telephone and Internet voting procedures are designed to confirm your identity, to allow you to give your voting instructions and to verify that your instructions have been properly recorded. If you wish to vote by telephone or Internet, please follow the instructions that are included on your notice.

If you mail us your properly completed and signed proxy card or vote by telephone or Internet, your shares of Duke Energy common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:

•
FOR the election of all nominees for director;

•
FOR the ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant for 2014;

•
FOR the approval, on an advisory basis, of Duke Energy's named executive officer compensation;

•
FOR the approval of the amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent;

•
AGAINST the shareholder proposal regarding shareholder right to call a special shareholder meeting; and

•
AGAINST the shareholder proposal regarding political contribution disclosure.

We do not expect that any other matters will be brought before the annual shareholder meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the annual shareholder meeting.

In Person – You may come to the annual shareholder meeting and cast your vote there. You may be admitted to the meeting by bringing your notice, proxy card or, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the owner of the shares on March 3, 2014, along with some form of government-issued identification.

May I change or revoke my vote?

Yes. You may change your vote or revoke your proxy at any time prior to the annual shareholder meeting by:

•
notifying Duke Energy's Corporate Secretary in writing that you are revoking your proxy;

•
providing another signed proxy that is dated after the proxy you wish to revoke;

•
using the telephone or Internet voting procedures; or

•
attending the annual shareholder meeting and voting in person.

Will my shares be voted if I do not provide my proxy?

It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote in person at the meeting.

Brokerage firms generally have the authority to vote their customers' unvoted shares on certain "routine" matters. If your shares are held in the name of a broker, bank or other nominee, such nominee can vote your shares for the ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant for 2014 if you do not timely provide your proxy because this matter is considered "routine" under the applicable rules. However, no other items are considered "routine" and may not be voted by your broker without your instruction.

12    DUKE ENERGY – 2014 Proxy Statement

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FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL SHAREHOLDER MEETING

If I am a participant in the Duke Energy Retirement Savings Plan or the Savings Plan for Employees of Florida Progress Corporation, how do I vote shares held in my plan account?

If you are a participant in either of the plans listed above, you have the right to provide voting directions to the plan trustee, by submitting your proxy card, for those shares of Duke Energy common stock that are held by the plan and allocated to your account. Plan participant proxies are treated confidentially.

If you elect not to provide voting directions to the plan trustee, the plan trustee will vote the Duke Energy shares allocated to your plan account in the same proportion as those shares held by the plan for which the plan trustee has received voting directions from other plan participants. The plan trustee will follow participants' voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974.

The plan trustee for each of the respective plans is as follows:

•
Duke Energy Retirement Savings Plan – Fidelity Management Trust Company

•
Savings Plan for Employees of Florida Progress Corporation – Vanguard Fiduciary Trust Company

Because the plan trustee must process voting instructions from participants before the date of the annual shareholder meeting, you must deliver your instructions no later than April 28, 2014, at 11:59 p.m.

What constitutes a quorum?

As of the record date, 706,954,889 shares of Duke Energy common stock were issued and outstanding and entitled to vote at the annual shareholder meeting. In order to conduct the annual shareholder meeting, a majority of the shares entitled to vote must be present in person or by proxy. This is referred to as a "quorum." If you submit a properly executed proxy card or vote by telephone or on the Internet, you will be considered part of the quorum. Abstentions and broker "non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" is not, however, counted as present and entitled to vote for purposes of voting on individual proposals other than ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant. A broker "non-vote" occurs when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a matter.

What vote is needed to approve the matters submitted?

•
Election of directors. Directors are elected by a majority of the votes cast at the meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal. If any nominee does not receive a majority of "FOR" votes, such nominee is required to submit his or her resignation for consideration by the Board of Directors.

•
Ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant for 2014. The affirmative vote of a majority of the shares present and entitled to vote at the annual shareholder meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have the same effect as votes for this proposal.

•
Approval, on an advisory basis, of Duke Energy's named executive officer compensation. The affirmative vote of a majority of shares present and entitled to vote at the annual shareholder meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

•
Approval of the amendment to Duke Energy Corporation's Amended and Restated Certificate of Incorporation to authorize shareholder action by less than unanimous written consent. The affirmative vote of a majority of outstanding shares entitled to vote at the annual shareholder meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have the same effect as votes against this proposal.

•
Shareholder proposal regarding shareholder right to call a special shareholder meeting. The affirmative vote of a majority of the shares present and entitled to vote at the annual shareholder meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

•
Shareholder proposal regarding political contribution disclosure. The affirmative vote of a majority of the shares present and entitled to vote at the annual shareholder meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

DUKE ENERGY – 2014 Proxy Statement    13

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FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL SHAREHOLDER MEETING

Who conducts the proxy solicitation and how much will it cost?

Duke Energy is requesting your proxy for the annual shareholder meeting and will pay all the costs of requesting shareholder proxies. We have hired Georgeson Inc. to help us send out the proxy materials and request proxies. Georgeson's fee for these services is $21,000, plus out-of-pocket expenses. We can request proxies through the mail or personally by telephone, fax or Internet. We can use directors, officers and other employees of Duke Energy to request proxies. Directors, officers and other employees will not receive additional compensation for these services. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Duke Energy common stock.

14    DUKE ENERGY – 2014 Proxy Statement

PROPOSAL 1:     ELECTION OF DIRECTORS

The Board of Directors

The Board of Directors of Duke Energy has nominated the following 15 candidates to serve on the Board. We have a declassified Board of Directors, which means all of the directors are voted on every year at the annual shareholder meeting.

If any director is unable to stand for election, the Board of Directors may reduce the number of directors or designate a substitute. In that case, shares represented by proxies may be voted for a substitute director. We do not expect that any nominee will be unavailable or unable to serve. The Corporate Governance Committee, comprised of only independent directors, has recommended the following current directors as nominees for director and the Board of Directors has approved their nomination for election. Two of our current directors, Messrs. Barnet and Sharp, will be retiring at our 2014 Annual Shareholder Meeting and therefore are not nominated for re-election.

DUKE ENERGY – 2014 Proxy Statement    15

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PROPOSAL 1:    ELECTION OF DIRECTORS

G. Alex Bernhardt, Sr.
Independent Director Nominee
Age: 70 Director of Duke Energy or its predecessor companies since 1991 Chairman, Bernhardt Furniture Company	Skills and Qualifications:

•

Mr. Bernhardt's qualifications for election include his management experience and his knowledge and understanding of industry in Duke Energy's North Carolina service territory.

Committees: • Nuclear Oversight Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Mr. Bernhardt has been associated with Bernhardt Furniture Company, a furniture manufacturer, since 1965. He has served as Chairman since 1996 and a director since 1976. Previously he served as President from 1976 until 1996 and CEO from 1996 until 2011. Mr. Bernhardt is a director of Communities In Schools and a trustee of the North Carolina Nature Conservancy.
Michael G. Browning
Independent Director Nominee
Age: 67 Director of Duke Energy or its predecessor companies since 1990 Chairman, Browning Investments, Inc.	Skills and Qualifications:

•

Mr. Browning's qualifications for election include his management experience and his knowledge and understanding of Duke Energy's Midwest service territory. Mr. Browning's financial and investment background adds a valuable perspective to the Board and its committees.

Committees: • Audit Committee • Corporate Governance Committee • Finance and Risk Management Committee Other current public directorships: • None

Mr. Browning has been Chairman of Browning Investments, Inc., a real estate development firm, since 1981, and served as President from 1981 until 2013. He also serves as owner, general partner or managing member of various real estate entities. Mr. Browning is a former director of Standard Management Corporation, Conseco, Inc. and Indiana Financial Corporation.
Harris E. DeLoach, Jr.
Independent Director Nominee
Age: 69 Director of Duke Energy or its predecessor companies since 2006 Executive Chairman, Sonoco Products Company	Skills and Qualifications:

•

Mr. DeLoach's qualifications for election include his knowledge of the economic and business development issues facing the communities we serve, his experience leading a public company with global operations and his understanding of Duke Energy's South Carolina service territory.

Committees: • Corporate Governance Committee • Nuclear Oversight Committee Other current public directorships: • Sonoco Products Company • Goodrich Corporation

Mr. DeLoach has served as Executive Chairman of Sonoco Products Company, a manufacturer of paperboard and paper and plastic packaging products, since March 2013. He previously served as Chief Executive Officer of Sonoco Products Company from July 2000 to March 2013. Mr. DeLoach has been Chairman of the Sonoco Products Board of Directors since April 2005. Prior to joining Sonoco Products in 1986, Mr. DeLoach was in private law practice and served as an outside counsel to Sonoco Products for 15 years.

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PROPOSAL 1:    ELECTION OF DIRECTORS

Daniel R. DiMicco
Independent Director Nominee
Age: 63 Director of Duke Energy or its predecessor companies since 2007 Retired Chairman, President and Chief Executive Officer, Nucor Corporation	Skills and Qualifications:

•

Mr. DiMicco's qualifications for election include his management experience, including Chief Executive Officer of a Fortune 500 company and successfully operating a company serving many constituencies. In addition, Mr. DiMicco's experience as Chief Executive Officer of a large industrial corporation provides a valuable perspective on Duke Energy's industrial customer class.

Committees: • Corporate Governance Committee • Nuclear Oversight Committee Other current public directorships: • None

Mr. DiMicco has served as Chairman Emeritus of Nucor Corporation, a steel company, since December 2013. From January 2013 until December 2013, Mr. DiMicco served as Executive Chairman of Nucor Corporation and as Chairman from May 2006 to December 2012, Chief Executive Officer from September 2000 to December 2012 and President from September 2000 to December 2010. He was a member of the Nucor Board of Directors from 2000 to 2013. Mr. DiMicco is a former chair of the American Iron and Steel Institute.
John H. Forsgren
Independent Director Nominee
Age: 67 Director of Duke Energy or its predecessor companies since 2009 Retired Vice Chairman, Executive Vice President and Chief Financial Officer, Northeast Utilities	Skills and Qualifications:

•

Mr. Forsgren's qualifications for election include his prior management and financial experience as Vice Chairman and Chief Financial Officer of a large utility company and his extensive knowledge of the energy industry and insight on renewable energy.

Committees: • Finance and Risk Management Committee • Nuclear Oversight Committee Other current public directorships: • The Phoenix Companies, Inc.

Mr. Forsgren has been Chairman of The Phoenix Companies, Inc. since 2013 and was Vice Chairman, Executive Vice President and Chief Financial Officer of Northeast Utilities from 1996 until his retirement in 2004. He is a former director of CuraGen Corporation and Neon Communications Group, Inc.
Lynn J. Good
Non-Independent Director Nominee Vice Chairman of the Board
Age: 54 Director of Duke Energy or its predecessor companies since 2013 Vice Chairman, President and Chief Executive Officer, Duke Energy Corporation	Skills and Qualifications:

•

Ms. Good's qualifications for election include her experience as Chief Executive Officer and Chief Financial Officer of Duke Energy, her knowledge of the affairs of Duke Energy and its businesses, and her experience in the energy industry.

Committees: • None Other current public directorships: • Hubbell Incorporated

Ms. Good has served as Vice Chairman, President, Chief Executive Officer and a member of the Board of Directors of Duke Energy since July 2013. She served as Executive Vice President and Chief Financial Officer of Duke Energy from July 2009 through June 2013. Prior to that she served as President, Commercial Businesses from November 2007 through June 2009.

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PROPOSAL 1:    ELECTION OF DIRECTORS

Ann M. Gray
Independent Director Nominee Chairman of the Board
Age: 68 Director of Duke Energy or its predecessor companies since 1994 Former Vice President, ABC, Inc. and former President, Diversified Publishing Group, ABC, Inc.	Skills and Qualifications:

•

Ms. Gray's qualifications for election include her business experience, both from a management perspective and as a result of her experience as a director at several public companies. Ms. Gray's public company experience has also given her in-depth knowledge of governance principles, which she utilizes on a variety of matters, including, among other things, succession planning, executive compensation and corporate governance.

Committees: • Compensation Committee • Corporate Governance Committee • Finance and Risk Management Committee Other current public directorships: • The Phoenix Companies, Inc.

Ms. Gray was President of Diversified Publishing Group of ABC, Inc., a television, radio and publishing company, from 1991 until 1997 and was a Corporate Vice President of ABC, Inc. and its predecessors from 1979 to 1998. Ms. Gray is a former director of Elan Corporation, plc and former trustee of JPMorgan Funds.
James H. Hance, Jr.
Independent Director Nominee
Age: 69 Director of Duke Energy or its predecessor companies since 2005 Retired Vice Chairman and Chief Financial Officer, Bank of America Corporation	Skills and Qualifications:

•

Mr. Hance's qualifications for election include his management and financial experience as Vice Chairman and Chief Financial Officer of one of our nation's largest financial institutions, his broad background as a director of a number of large financial and industrial corporations, and his expertise in finance.

Committees:

•

Audit Committee

•

Compensation Committee

•

Finance and Risk Management Committee

Other current public directorships:

•

Cousins Properties Incorporated

•

Ford Motor Company

•

The Carlyle Group,  LP

Mr. Hance was Vice Chairman of Bank of America from 1994 until his retirement in 2005 and served as Chief Financial Officer from 1988 to 2004. Since retiring in 2005, Mr. Hance has served as a director for various public companies. He is a certified public accountant and spent 17 years with Price Waterhouse (now PricewaterhouseCoopers LLP). He is a former director of Bank of America, Rayonier Inc., Morgan Stanley and EnPro Industries, Inc. Mr. Hance also serves as an operating executive of The Carlyle Group, LP and is a member of its board of directors.
John T. Herron
Independent Director Nominee
Age: 60 Director of Duke Energy or its predecessor companies since 2013 Retired President, Chief Executive Officer and Chief Nuclear Officer, Entergy Nuclear	Skills and Qualifications:

•

Mr. Herron's qualifications for election include his knowledge and extensive insight gained at a variety of nuclear energy facilities over more than three decades, as well as his previous management experience in the energy industry.

Committees: • Nuclear Oversight Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Mr. Herron was President, Chief Executive Officer and Chief Nuclear Officer of Entergy Nuclear from 2009 until his retirement on March 31, 2013. Mr. Herron joined Entergy Nuclear in 2001 and held a variety of positions. He began his career in nuclear operations in 1979 and has held positions at a number of nuclear stations across the country. Mr. Herron is a director of Ontario Power Generation and also has served on the Institute of Nuclear Power Operations' board of directors.

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PROPOSAL 1:    ELECTION OF DIRECTORS

James B. Hyler, Jr.
Independent Director Nominee
Age: 66 Director of Duke Energy or its predecessor companies since 2008 Managing Director, Investors Management Corporation	Skills and Qualifications:

•

Mr. Hyler's qualifications for election include his understanding of Duke Energy's North Carolina service territory and his knowledge and expertise in financial services and corporate finance.

Committees: • Audit Committee • Finance and Risk Management Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Mr. Hyler is Managing Director of Investors Management Corporation, a firm which invests in and acquires companies in various industries, since December 2011. He retired as Vice Chairman and Chief Operating Officer of First Citizens Bank in 2008, having served in these positions from 1994 until 2008. Mr. Hyler was President of First Citizens Bank from 1988 to 1994, and was Chief Financial Officer of First Citizens Bank from 1980 to 1988. Prior to joining First Citizens Bank, Mr. Hyler was an auditor with Ernst & Young for 10 years. Mr. Hyler served as a director of First Citizens BancShares from 1988 until 2008.
William E. Kennard
Independent Director Nominee
Age: 57 Director of Duke Energy or its predecessor companies since 2014 Senior Advisor, Grain Management	Skills and Qualifications:

•

Mr. Kennard's qualifications for election include his considerable experience and knowledge of the regulatory arena as well as his financial knowledge and international perspective.

Committees: • Finance and Risk Management Committee Other current public directorships: • MetLife, Inc.

Mr. Kennard is Senior Advisor at Grain Management, a private equity firm, since October 2013. Prior to joining Grain Management, Mr. Kennard served as U.S. Ambassador to the European Union from 2009 to August 2013; Managing Director of The Carlyle Group from 2001 to 2009; and Chairman of the Federal Communications Commission from 1997 to 2001.
E. Marie McKee
Independent Director Nominee
Age: 63 Director of Duke Energy or its predecessor companies since 1999 President, Corning Museum of Glass	Skills and Qualifications:

•

Ms. McKee's qualifications for election include her experience in human resources, which provides her with a thorough knowledge of employment and compensation practices. Her experience as President of Steuben Glass has also given her excellent operating skills and understanding of financial matters.

Committees: • Audit Committee • Compensation Committee • Corporate Governance Committee Other current public directorships: • None

Ms. McKee is President of the Corning Museum of Glass since 1998, and she served as Senior Vice President of Human Resources at Corning Incorporated, a manufacturer of components for high-technology systems for consumer electronics, mobile emissions controls, telecommunications and life sciences, from 1996 to 2010. Ms. McKee has over 30 years of experience at Corning, where she held a variety of management positions with increasing levels of responsibility, including President of Steuben Glass.

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PROPOSAL 1:    ELECTION OF DIRECTORS

E. James Reinsch
Independent Director Nominee
Age: 70 Director of Duke Energy or its predecessor companies since 2009 Retired Senior Vice President and Partner, Bechtel Group and past President, Bechtel Nuclear	Skills and Qualifications: • Mr. Reinsch's qualifications for election include his management experience and extensive knowledge of the nuclear industry and construction business.	Committees: • Finance and Risk Management Committee • Nuclear Oversight Committee Other current public directorships: • None

Mr. Reinsch was Senior Vice President and Partner of Bechtel Group from 2003 to 2008 and past president of Bechtel Nuclear from 2000 until his retirement in 2009. He has served on the boards of several international nuclear energy organizations, including the International Nuclear Energy Academy. He has also served on the U.S. Department of Energy's Hydrogen and Fuel Cell Technical Advisory Committee.
James T. Rhodes
Independent Director Nominee
Age: 72 Director of Duke Energy or its predecessor companies since 2001 Retired Chairman, President and Chief Executive Officer, Institute of Nuclear Power Operations	Skills and Qualifications:

•

Dr. Rhodes' qualifications for election include his management experience as Chief Executive Officer of a large non-profit organization in the energy industry, as well as his in-depth knowledge of the energy and nuclear industry.

Committees: • Nuclear Oversight Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Dr. Rhodes was Chairman and Chief Executive Officer of the Institute of Nuclear Power Operations, a nonprofit corporation promoting safety, reliability and excellence in nuclear plant operation, from 1998 to 1999 and Chairman, President and Chief Executive Officer from 1999 until his retirement in 2001. He served as President and Chief Executive Officer of Virginia Electric & Power Company, a subsidiary of Dominion Resources, Inc., from 1989 until 1997. Dr. Rhodes is a former member of the Advisory Council for the Electric Power Research Institute.
Carlos A. Saladrigas
Independent Director Nominee
Age: 65 Director of Duke Energy or its predecessor companies since 2001 Chairman, Regis HR Group, Concordia Healthcare Holdings, LLC	Skills and Qualifications:

•

Mr. Saladrigas' qualifications for election include his extensive expertise in the human resources, financial services and accounting arenas, as well as his understanding of Duke Energy's Florida service territory.

Committees: • Audit Committee • Compensation Committee • Regulatory Policy and Operations Committee Other current public directorships: • Advance Auto Parts, Inc.

Mr. Saladrigas is Chairman of Regis HR Group, which offers a full suite of outsourced human resources services to small and mid-sized businesses. He has served in this position since July 2008. Mr. Saladrigas also serves as Chairman of Concordia Healthcare Holdings, LLC, which specializes in managed behavioral health, since January 2011. He served as Vice Chairman, from 2007 to 2008, and Chairman, from 2002 to 2007, of Premier American Bank in Miami, Florida. Mr. Saladrigas served as Chief Executive Officer of ADP Total Source (previously the Vincam Group, Inc.) from 1984 to 2002.

The Board of Directors Recommends a Vote "FOR" Each Nominee.

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INFORMATION ON THE BOARD OF DIRECTORS

Our Board Leadership

Our Board of Directors is currently structured with an independent Chairman of the Board and a separate Vice Chairman who is also our President and Chief Executive Officer. On January 1, 2014, Ann Gray, previously the Company's independent lead director, became Chairman of the Board. Our President and Chief Executive Officer, Lynn Good, assumed the role of Vice Chairman in July 2013.

The Board of Directors believes that the Company and its shareholders are best served by the Board retaining discretion to determine the appropriate leadership structure for the Company based on what it believes is best for the Company at a particular point in time, including whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separate. In the event that the Board of Directors determines that the same individual should hold the positions of Chief Executive Officer and Chairman of the Board, the Company's Principles for Corporate Governance provide for an independent lead director to be appointed from among the independent directors.

Director Attendance

The Board of Directors of Duke Energy met 10 times during 2013 and has met 3 times so far in 2014. The overall attendance percentage for our directors was approximately 95% in 2013, and no director attended less than 75% of the total of the Board of Directors' meetings and the meetings of the committees upon which he or she served in 2013. Directors are encouraged to attend the annual shareholder meeting. All members of the Board of Directors attended Duke Energy's last annual shareholder meeting on May 2, 2013.

Risk Oversight

The Board of Directors is actively involved in the oversight of risks that could affect Duke Energy. This oversight is conducted primarily through the Finance and Risk Management Committee of the Board but also through the other committees of the Board, as appropriate. See below for descriptions of each of the committees. The Board and its committees, including the Finance and Risk Management Committee, satisfy its risk oversight responsibility through reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Duke Energy.

Independence of Directors

The Board of Directors may determine a director to be independent if the Board of Directors has affirmatively determined that the director has no material relationship with Duke Energy or its subsidiaries (references in this proxy statement to Duke Energy's subsidiaries shall mean its consolidated subsidiaries), either directly or as a shareholder, director, officer or employee of an organization that has a relationship with Duke Energy or its subsidiaries. Independence determinations are generally made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the proxy statement and, if a director joins the Board of Directors in the interim, at such time.

The Board of Directors also considers its Standards for Assessing Director Independence, which set forth certain relationships between Duke Energy and directors and their immediate family members, or affiliated entities, that the Board of Directors, in its judgment, has deemed to be material or immaterial for purposes of assessing a director's independence. Duke Energy's Standards for Assessing Directors Independence are linked on our website at http://www.duke-energy.com/corporate-governance/board-of-directors/independence.asp. In the event a director has a relationship with Duke Energy that is not addressed in the Standards for Assessing Director Independence, the independent members of the Board of Directors determine whether such relationship is material.

The Board of Directors has determined that none of the directors, other than Ms. Good, has a material relationship with Duke Energy or its subsidiaries, and all are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC. In arriving at this determination, the Board of Directors considered all transactions and the materiality of any relationship with Duke Energy and its subsidiaries in light of all facts and circumstances.

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INFORMATION ON THE BOARD OF DIRECTORS

Board of Directors Committees

The Board of Directors has the six standing, permanent committees described below:

Audit Committee

8 meetings held in 2013

Committee Members
Carlos A. Saladrigas, Chairperson Michael G. Browning James H. Hance, Jr. James B. Hyler, Jr. E. Marie McKee

Carlos A. Saladrigas

•
The Audit Committee selects and retains a firm of independent public accountants to conduct audits of the accounts of Duke Energy and its subsidiaries. It also reviews with the independent public accountant the scope and results of their audits, as well as the accounting procedures, internal controls, and accounting and financial reporting policies and practices of Duke Energy and its subsidiaries, and makes reports and recommendations to the Board of Directors as it deems appropriate. The Audit Committee is responsible for approving all audit and permissible non-audit services provided to Duke Energy by its independent public accountant. Pursuant to this responsibility, the Audit Committee adopted the policy on Engaging the Independent Auditor for Services, which provides that the Audit Committee will establish detailed services and related fee levels that may be provided by the independent public accountant and will review such policy annually. See page 33 for additional information on the Audit Committee's pre-approval policy.

•
The Board of Directors has determined that Mr. Saladrigas is an "audit committee financial expert" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. See page 20 for a description of his business experience.

•
Each of the members has been determined to be "independent" within the meaning of the NYSE's listing standards, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company's Standards for Assessing Director Independence. In addition, each of the members meets the financial literacy requirements for audit committee membership under the NYSE's rules and the rules and regulations of the SEC.

Compensation Committee

9 meetings held in 2013

Committee Members
E. Marie McKee, Chairperson Ann M. Gray James H. Hance, Jr. Carlos A. Saladrigas

E. Marie McKee

•
The Compensation Committee establishes and reviews the overall compensation philosophy of the Company, reviews and approves the salaries and other compensation of certain employees, including all executive officers of Duke Energy, reviews and approves compensatory agreements with executive officers, approves equity grants and reviews the effectiveness of,

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INFORMATION ON THE BOARD OF DIRECTORS

  and approves changes to, compensation programs. This committee also makes recommendations to the Board of Directors on compensation for independent directors.

•
Management's role in the compensation-setting process is to recommend compensation programs and assemble information as required by the committee. When establishing the compensation program for our named executive officers, the committee considers input and recommendations from management, including Ms. Good, who attends the Compensation Committee meetings.

•
This committee has engaged Frederic W. Cook & Company, Inc. as its independent compensation consultant. The compensation consultant generally attends each committee meeting and provides advice to the committee at the meetings, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and directors. The consultant has been instructed that it shall provide completely independent advice to the committee and is not permitted to provide any services to Duke Energy other than at the direction of the committee.

•
Each of the members of the Compensation Committee has been determined to be "independent" within the meaning of the NYSE's listing standards, Rule 10C-1(b) of the Exchange Act, and the Company's Standards for Assessing Director Independence; to be "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and, to be "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act.

Corporate Governance Committee

5 meetings held in 2013

Committee Members
Ann M. Gray, Chairperson Michael G. Browning Harris E. DeLoach, Jr. Daniel R. DiMicco E. Marie McKee

Ann M. Gray

•
The Corporate Governance Committee considers matters related to corporate governance and formulates and periodically revises governance principles. It recommends the size and composition of the Board of Directors and its committees and recommends potential successors to the Chief Executive Officer. This committee also recommends to the Board of Directors the slate of nominees, including any nominees recommended by shareholders, for director for each year's annual meeting and, when vacancies occur, names of individuals who would make suitable directors of Duke Energy. This committee may engage an external search firm or a third party to identify or evaluate or to assist in identifying or evaluating a potential nominee. The committee also performs an annual evaluation of the performance of the Chief Executive Officer with input from the full Board of Directors.

•
Each of the members of the Corporate Governance Committee has been determined to be "independent" within the meaning of the NYSE's listing standards and the Company's Standards for Assessing Director Independence.

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INFORMATION ON THE BOARD OF DIRECTORS

Finance and Risk Management Committee

5 meetings held in 2013

Committee Members
James H. Hance, Jr., Chairperson William Barnet, III Michael G. Browning John H. Forsgren Ann M. Gray James B. Hyler, Jr. William E. Kennard E. James Reinsch

James H. Hance, Jr.

•
The Finance and Risk Management Committee is primarily responsible for the oversight of risk at the Company. This oversight function includes reviews of Duke Energy's financial and fiscal affairs and recommendations to the Board of Directors regarding dividends, financing and fiscal policies, and significant transactions. It reviews the financial exposure of Duke Energy, as well as mitigation strategies, reviews Duke Energy's risk exposure as related to overall company portfolio and impact on earnings, and reviews the financial impacts of major projects as well as capital expenditures.

Nuclear Oversight Committee

7 meetings held in 2013

Committee Members
James T. Rhodes, Chairperson G. Alex Bernhardt, Sr. Harris E. DeLoach, Jr. Daniel R. DiMicco John H. Forsgren John T. Herron E. James Reinsch Philip R. Sharp

James T. Rhodes

•
The Nuclear Oversight Committee provides oversight of the nuclear safety, operational performance and long-term plans and strategies of Duke Energy's nuclear power program. The oversight role is one of review, observation and comment and in no way alters management's authority, responsibility or accountability.

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INFORMATION ON THE BOARD OF DIRECTORS

Regulatory Policy and Operations Committee

6 meetings held in 2013

Committee Members
Philip R. Sharp, Chairperson William Barnet, III G. Alex Bernhardt, Sr. John T. Herron James B. Hyler, Jr. James T. Rhodes Carlos A. Saladrigas

Philip R. Sharp

•
The Regulatory Policy and Operations Committee provides oversight of Duke Energy's regulatory strategy, including non-nuclear regulated utilities' operations; environmental, heath and safety issues; and, public policy positions.

Each committee operates under a written charter adopted by the Board of Directors. The charters are posted on our website at http://www.duke-energy.com/corporate-governance/board-committee-charters.asp.

BOARD OF DIRECTORS COMMITTEE MEMBERSHIP ROSTER (AS OF MARCH 20, 2014)

Name	Audit	Compensation	Corporate Governance	Finance and Risk Management	Nuclear Oversight	Regulatory Policy and Operations

William Barnet, III				X		X
G. Alex Bernhardt, Sr.					X	X
Michael G. Browning	X		X	X
Harris E. DeLoach, Jr.			X		X
Daniel R. DiMicco			X		X
John H. Forsgren				X	X
Lynn J. Good
Ann M. Gray		X	X*	X
James H. Hance, Jr.	X	X		X*
John T. Herron					X	X
James B. Hyler, Jr.	X			X		X
William E. Kennard				X
E. Marie McKee	X	X*	X
E. James Reinsch				X	X
James T. Rhodes					X*	X
Carlos A. Saladrigas	X*	X				X
Philip R. Sharp					X	X*

*
Committee Chair

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REPORT OF THE CORPORATE GOVERNANCE COMMITTEE

The following is the report of the Corporate Governance Committee with respect to its philosophy, responsibilities and initiatives.

Philosophy and Responsibilities

We believe that sound corporate governance has three components: (i) Board of Directors' independence, (ii) processes and practices that foster solid decision-making by both management and the Board of Directors, and (iii) balancing the interests of all of our stakeholders – our investors, customers, employees, the communities we serve and the environment. The Corporate Governance Committee's charter is available on our website at http://www.duke-energy.com/corporate-governance/board-committee-charters/corporate-governance.asp and is summarized below.

Membership. The Committee must be comprised of three or more members, all of whom must qualify as independent directors under the listing standards of the NYSE and other applicable rules and regulations.

Responsibilities. The Committee's responsibilities include, among other things: (i) implementing policies regarding corporate governance matters; (ii) assessing the Board of Directors' membership needs and recommending nominees; (iii) recommending to the Board of Directors those directors to be selected for membership on, or removal from, the various Board of Directors' committees and those directors to be designated as chairs of Board of Directors' committees; and (iv) sponsoring and overseeing performance evaluations for the various Board of Directors' committees, the Board of Directors as a whole, and the directors and management, including the Chief Executive Officer.

Investigations and Evaluations. The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, and in the Committee's sole discretion, consultants to assist in such work as the Committee deems necessary. In addition, the Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company. Finally, the Committee conducts an annual self-evaluation of its performance.

In connection with the settlement by the Company with the North Carolina Utilities Commission following the Company's merger with Progress Energy, Inc., the Committee assigned the responsibility to search for a successor to our former CEO, Mr. Rogers, as well as for two additional directors to join the Board, to the Leadership Development Committee of the Board of Directors. The Leadership Development Committee was a temporary committee formed solely for this purpose, however, so the Corporate Governance Committee has retained its responsibility to identify director candidates and for succession planning. The Leadership Development Committee was disbanded in December 2013 following the appointments of Ms. Good as CEO and Messrs. Herron and Kennard to the Board of Directors.

Governance Initiatives

All of our Board of Directors committee charters, as well as our Principles for Corporate Governance, Code of Business Ethics for Employees and Code of Business Conduct & Ethics for Directors are available on our website at http://www.duke-energy.com/investors/corporate-governance.asp. Any amendments to or waivers from our Code of Business Ethics for Employees with respect to executive officers or Code of Business Conduct & Ethics for Directors must be approved by the Board and will be posted on our website. During 2013 our Board of Directors held 5 executive sessions with independent directors only.

Director Candidates

Profile. We look for the following characteristics in any candidate for nomination to our Board of Directors:

•
fundamental qualities of intelligence, perceptiveness, good judgment, maturity, high ethics and standards, integrity and fairness;

•
a genuine interest in Duke Energy and a recognition that, as a member of the Board of Directors, one is accountable to the shareholders of Duke Energy, not to any particular interest group;

•
a background that includes broad business experience or demonstrates an understanding of business and financial affairs and the complexities of a large, multifaceted, global business organization;

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REPORT OF THE CORPORATE GOVERNANCE COMMITTEE

•
diversity among the existing Board members, including racial and ethnic background, gender, experiences, skills and qualifications;

•
present or former chief executive officer, chief operating officer, or substantially equivalent level executive officer of a highly complex organization such as a corporation, university or major unit of government, or a professional who regularly advises such organizations;

•
no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Duke Energy and its shareholders;

•
the ability and willingness to spend the time required to function effectively as a director;

•
compatibility and ability to work well with other directors and executives in a team effort with a view to a long-term relationship with Duke Energy as a director;

•
independent opinions and willingness to state them in a constructive manner; and,

•
willingness to become a shareholder of Duke Energy (within a reasonable time of election to the Board of Directors).

Nominees. The Committee may engage a third party from time to time to assist it in identifying and evaluating director-nominee candidates, in addition to current members of the Board of Directors standing for re-election. The Committee will provide the third party, based on the profile described above, the characteristics, skills and experiences that may complement those of our existing members. The third party will then provide recommendations for nominees with such attributes. The Committee considers nominees recommended by shareholders on a similar basis, taking into account, among other things, the profile criteria described above and the nominee's experiences and skills. In addition, the Committee considers the shareholder-nominee's independence with respect to both the Company and the recommending shareholder. All of the nominees on the proxy card are current members of our Board of Directors and were recommended by the Committee.

Shareholders interested in submitting nominees as candidates for election as directors must provide timely written notice to the Corporate Governance Committee, c/o Corporate Secretary, Duke Energy Corporation, P.O. Box 1321, Charlotte, NC 28201-1321. The notice must set forth, as to each person whom the shareholder proposes to nominate for election as director:

•
the name and address of the recommending shareholder(s), and the class and number of shares of capital stock of Duke Energy that are beneficially owned by the recommending shareholder(s);

•
a representation that the recommending shareholder(s) is a holder of record of stock of Duke Energy entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice;

•
the name, age, business address and principal occupation and employment of the recommended nominee;

•
any information relevant to a determination of whether the recommended nominee meets the criteria for Board of Directors membership established by the Board of Directors and/or the Corporate Governance Committee;

•
any information regarding the recommended nominee relevant to a determination of whether the recommended nominee would be considered independent under the applicable NYSE rules and SEC rules and regulations;

•
a description of any business or personal relationship between the recommended nominee and the recommending shareholder(s), including all arrangements or understandings between the recommended nominee and the recommending shareholder(s) and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by the recommending shareholder(s);

•
a statement, signed by the recommended nominee, (1) verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation, (2) affirming the recommended nominee's willingness to be a director, and (3) consenting to serve as a director if so elected;

•
if the recommending shareholder(s) has beneficially owned more than 5% of Duke Energy's voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the rules and regulations of the SEC;

•
if the recommending shareholder(s) intends to solicit proxies in support of such recommended nominee, a representation to that effect; and

•
all other information relating to the recommended nominee that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act, including, without limitation, information regarding (1) the recommended nominee's business experience; (2) the class and number of shares of capital stock of Duke Energy, if any, that are beneficially owned by the recommended nominee; and (3) material relationships or transactions, if any, between the recommended nominee and Duke Energy's management.

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REPORT OF THE CORPORATE GOVERNANCE COMMITTEE

Majority Voting for the Election of Directors

In response to substantial shareholder support for a shareholder proposal at the 2013 Annual Shareholder Meeting regarding majority voting for the election of directors, the Board of Directors adopted Amended and Restated By-Laws in October 2013 to provide for majority voting in uncontested director elections.

Under the Amended and Restated By-Laws, in an uncontested election at which a quorum is present, a Director will be elected if the number of shares voted "for" the Director's election exceeds the number of votes "withheld" from that Director's election. In addition, the Company continues to maintain a resignation policy, which requires an incumbent Director who receives more "withhold" votes than votes "for" his or her election to tender his or her letter of resignation for consideration by the Corporate Governance Committee of the Company's Board of Directors.

In contested elections, Directors will continue to be elected by plurality vote. For purposes of the Amended and Restated By-laws, a "contested election" is an election in which the number of nominees for director is greater than the number of directors to be elected.

Communications with Directors

Interested parties can communicate with any of our directors by writing to our Corporate Secretary at the following address:

Corporate Secretary

Duke Energy Corporation
P.O. Box 1321
Charlotte, NC 28201-1321

Interested parties can communicate with our independent Chairman of the Board by writing to the following address:

Chairman of The Board

c/o Corporate Secretary
Duke Energy Corporation
P.O. Box 1321
Charlotte, NC 28201-1321

Our Corporate Secretary will distribute communications to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Duke Energy Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors be excluded, such as: spam; junk mail and mass mailings; service complaints; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, obscene or similarly unsuitable will be excluded. However, any communication that is so excluded remains available to any director upon request.

Corporate Governance Committee

Ann M. Gray (Chair)
Michael G. Browning
Harris E. DeLoach, Jr.
Daniel R. DiMicco
E. Marie McKee

28    DUKE ENERGY – 2014 Proxy Statement

DIRECTOR COMPENSATION

Annual Retainer and Fees. During 2013, the retainer and meeting fees paid to our independent directors consisted of:

		Meeting Fees
Type of Fee	Fee (Other Than for Meetings) ($)	In-Person Attendance at Meetings Held in Conjunction With a Regular Board of Directors Meeting ($)	In-Person Meetings Not Held in Conjunction With a Regular Board of Directors Meeting ($)	Telephonic Participation in Meetings ($)

Annual Board of Directors Retainer (Cash)	75,000
Annual Board of Directors Retainer (Stock)	125,000
Board of Directors Meeting Fees		2,000	2,500	2,000
Annual Board Chair Retainer	100,000
Annual Lead Director Retainer (if applicable)	75,000
Annual Audit Committee Chair Retainer	25,000
Annual Chair Retainer (Other Committees)	15,000
Audit Committee Meeting Fees		3,000	2,500	2,000
Nuclear Oversight Committee Meeting Fees		4,000	2,500	2,000
Other Committee Meeting Fees		2,000	2,500	2,000

The compensation program is the same as in effect at the end of 2012, except for the addition of the annual Board Chair retainer of $100,000, which became effective on December 10, 2013.

Annual Stock Retainer for 2013. In 2013, each eligible director received the portion of his or her annual retainer that was payable in stock in the form of fully-vested shares granted under the Duke Energy Corporation 2010 Long-Term Incentive Plan.

Deferral Plans and Stock Purchases. Directors may elect to receive all or a portion of their annual compensation, consisting of retainers and attendance fees, on a current basis, or defer such compensation under the Duke Energy Corporation Directors' Savings Plan (the "Directors' Savings Plan"). Deferred amounts are credited to an unfunded account, the balance of which is adjusted for the performance of phantom investment options, including the Duke Energy common stock fund, as elected by the director, and generally are paid when the director terminates his or her service from the Board of Directors. In connection with the merger with Progress Energy, Duke Energy assumed the Progress Energy, Inc. Non-Employee Director Deferred Compensation Plan (the "Deferred Compensation Plan") and the Progress Energy, Inc. Non-Employee Director Stock Unit Plan (the "Stock Unit Plan"), each of which was merged into the Directors' Savings Plan effective at the end of 2013. Under the Deferred Compensation Plan, the former Progress Energy directors were provided the opportunity to elect to defer their annual retainer and board attendance fees. Any deferred fees are deemed to be invested in stock units. The number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of stock represented by the units. Payments from the plan are made in cash upon termination of service. Under the Stock Unit Plan, the number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of stock represented by the units. Payments from the plan are made in cash upon termination of service.

Charitable Giving Program. The Duke Energy Foundation, independent of Duke Energy, maintains The Duke Energy Foundation Matching Gifts Program under which directors are eligible to request matching contributions of up to $5,000 per director per calendar year to qualifying institutions. In addition, Duke Energy maintains a Directors' Charitable Giving Program. Eligibility for this program has been frozen and Ms. Gray is the only current director who is eligible. Under this program, Duke Energy will make, upon the director's death, donations of up to $1,000,000 to charitable organizations selected by the director. Ms. Gray may request that donations be made under this program during her lifetime, in which case the maximum donation will be reduced on an actuarially-determined net present value basis. In 2013, no donations were made on behalf of Ms. Gray. In addition, Duke Energy made a $1,000 donation to the Red Cross in December 2013 on behalf of each of the independent directors.

Expense Reimbursement and Insurance. Duke Energy provides travel insurance to directors in the amount of $500,000, and reimburses directors for expenses reasonably incurred in connection with attendance and participation at Board of Directors and committee meetings and special functions.

Stock Ownership Guidelines. Outside directors are subject to stock ownership guidelines, which establish a target level of ownership of Duke Energy common stock (or common stock equivalents). Currently each independent director is required to own shares with a value equal to at least five times the annual Board of Directors cash retainer (i.e., an ownership level of $375,000) or retain 50% of his or her vested annual equity retainer. All independent directors were in compliance with the guidelines as of December 31, 2013.

DUKE ENERGY – 2014 Proxy Statement    29

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DIRECTOR COMPENSATION

The following table describes the compensation earned during 2013 by each individual who served as an independent director during 2013. Because Mr. Kennard joined the Board of Directors on January 1, 2014, he did not receive any compensation in 2013 and is not listed below.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

William Barnet, III	128,000	125,000	0	6,412	259,412
G. Alex Bernhardt, Sr.	136,500	125,000	14,843	6,412	282,755
Michael G. Browning	159,500	125,000	0	6,412	290,912
Harris E. DeLoach, Jr.	151,500	125,000	0	5,412	281,912
Daniel R. DiMicco	141,000	125,000	0	1,412	267,412
John H. Forsgren	128,000	125,000	0	4,412	257,412
Ann M. Gray	254,500	125,000	0	6,412	385,912
James H. Hance, Jr.	160,000	125,000	0	6,412	291,412
John T. Herron(1)	141,000	146,291	0	1,385	288,676
James B. Hyler, Jr.	160,000	125,000	0	1,412	286,412
E. Marie McKee	164,000	125,000	0	6,412	295,412
E. James Reinsch	134,000	125,000	0	6,412	265,412
James T. Rhodes	160,500	125,000	0	6,412	291,912
Carlos A. Saladrigas	177,500	125,000	0	6,412	308,912
Philip R. Sharp	151,500	125,000	0	3,912	280,412

(1)

Effective March 1, 2013, Mr. Herron was appointed to the Board of Directors of Duke Energy.

(2)

Messrs. Bernhardt, DeLoach, DiMicco, Hyler and Reinsch and Ms. Gray and Dr. Rhodes elected to defer $136,500; $151,500; $141,000; $80,000; $67,000; $254,500; and $80,250, respectively, of their 2013 cash compensation under the Directors' Savings Plan.

(3)

This column reflects the grant date fair value of the stock awards granted to each eligible director during 2013. The grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 20 of the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013 ("Annual Report") for an explanation of the assumptions made in valuing these awards. In May 2013, each sitting director on the Duke Energy Board received 1,672 shares of stock. In addition, Mr. Herron received a prorated portion of the 2012-13 annual stock retainer, amounting to 307 shares, upon joining the Board of Directors on March 1, 2013. Messrs. Bernhardt, DeLoach, DiMicco, Forsgren, Hyler, Reinsch and Saladrigas and Ms. Gray and Dr. Rhodes elected to defer their 2013-14 stock retainer of Duke Energy shares under the Directors' Savings Plan.

(4)

Reflects above-market interest earned on a grandfathered investment fund previously provided under a predecessor plan to the Directors' Savings Plan. Participants can no longer defer compensation into the grandfathered investment fund but continue to be credited with interest at the fixed rate on amounts previously deferred into such fund.

(5)

As described in the following table, All Other Compensation for 2013 includes a business travel accident insurance premium that was prorated among the directors based on their service on the Board of Directors during 2013, contributions made in the director's name to charitable organizations, and a residential thermostat device.

Name	Business Travel Accident Insurance ($)	Charitable Contributions ($)	Residential Thermostat Device ($)	Total ($)

William Barnet, III	162	6,000	250	6,412
G. Alex Bernhardt, Sr.	162	6,000	250	6,412
Michael G. Browning	162	6,000	250	6,412
Harris E. DeLoach, Jr.	162	5,000	250	5,412
Daniel R. DiMicco	162	1,000	250	1,412
John H. Forsgren	162	4,000	250	4,412
Ann M. Gray	162	6,000	250	6,412
James H. Hance, Jr.	162	6,000	250	6,412
John T. Herron	135	1,000	250	1,385
James B. Hyler, Jr.	162	1,000	250	1,412
E. Marie McKee	162	6,000	250	6,412
E. James Reinsch	162	6,000	250	6,412
James T. Rhodes	162	6,000	250	6,412
Carlos A. Saladrigas	162	6,000	250	6,412
Philip R. Sharp	162	3,500	250	3,912

30    DUKE ENERGY – 2014 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the amount of Duke Energy common stock beneficially owned by the current directors, the executive officers listed in the Summary Compensation Table under Executive Compensation (referred to as the named executive officers), and all directors and executive officers as a group as of March 3, 2014.

Name or Identity of Group	Total Shares Beneficially Owned(1)	Percent of Class

William Barnet, III	16,906	*
G. Alex Bernhardt, Sr.	43,013	*
Michael G. Browning	69,119	*
Harris E. DeLoach, Jr.	17,820	*
Daniel R. DiMicco	27,163	*
John H. Forsgren	10,235	*
Lynn J. Good	65,425	*
Ann M. Gray	37,641	*
James H. Hance, Jr.	34,671	*
John T. Herron	7,879	*
James B. Hyler, Jr.	5,912	*
Dhiaa M. Jamil	35,933	*
William E. Kennard	597	*
Marc E. Manly	16,560	*
E. Marie McKee	991	*
E. James Reinsch	17,011	*
James T. Rhodes	21,991	*
James E. Rogers(2)	1,087,080	*
Carlos A. Saladrigas	1,284	*
Philip R. Sharp	12,716	*
Lloyd M. Yates	47,237	*
Steven K. Young	37,595	*
Directors and executive officers as a group (26)	1,657,913	*

*

Represents less than 1%.

(1)

Includes the following number of shares with respect to which directors and executive officers have the right to acquire beneficial ownership within sixty days of March 3, 2014: Mr. Barnet—123; Mr. Bernhardt—1,558; Mr. Browning—14,272; Mr. DeLoach—2,934; Mr. DiMicco—10,459; Mr. Forsgren—8,213; Ms. Good—0; Ms. Gray—432; Mr. Hance—0; Mr. Herron—0; Mr. Hyler—2,934; Mr. Jamil—0; Mr. Kennard—597; Mr. Manly—0; Ms. McKee—120; Mr. Reinsch—8,213; Dr. Rhodes—1,364; Mr. Rogers—42,834; Mr. Saladrigas—414; Dr. Sharp—0; Mr. Yates—6,606; Mr. Young—0; and all directors and executive officers as a group—104,246.

(2)

Provided as of the date of termination of retirement.

Ownership of Units Representing Common Stock

The table below shows ownership of other units (not listed in the table above) related to the common stock of Duke Energy under the Directors' Savings Plan and the plans that merged into the Directors' Savings Plan at the end of 2013 (i.e., the Director Deferred

DUKE ENERGY – 2014 Proxy Statement    31

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Compensation Plan and the Stock Unit Plan). These units do not represent an equity interest in Duke Energy and possess no voting rights, but are equal in economic value to one share of the common stock of Duke Energy.

Name	Number of Units

William Barnet, III	1,104
G. Alex Bernhardt, Sr.	14,026
Michael G. Browning	25,351
Harris E. DeLoach, Jr.	25,399
Daniel R. DiMicco	1,154
John H. Forsgren	0
Ann M. Gray	1,297
James H. Hance, Jr.	0
John T. Herron	0
James B. Hyler, Jr.	9,756
William E. Kennard	0
E. Marie McKee	49,375
E. James Reinsch	0
James T. Rhodes	12,275
Carlos A. Saladrigas	25,371
Philip R. Sharp	0

The table below shows ownership of other units (not listed in the table on page 31) related to the common stock of Duke Energy under the Duke Energy Executive Savings Plan ("Executive Savings Plan"), as well as the plans that merged into the Executive Savings Plan at the end of 2013 (i.e., the Progress Energy, Inc. Management Deferred Compensation Plan; Progress Energy, Inc. Management Incentive Compensation Plan; and Progress Energy, Inc. Performance Share Sub-Plan). These units do not represent an equity interest in Duke Energy and possess no voting rights, but are equal in economic value to one share of the common stock of Duke Energy.

Name	Number of Units

Lynn J. Good	63
Steven K. Young	422
James E. Rogers	80,372
Marc E. Manly	0
Dhiaa M. Jamil	1,593
Lloyd M. Yates	9,695

The following table lists the beneficial owners of 5% or more of Duke Energy's outstanding shares of common stock as of December 31, 2013. This information is based on the most recently available reports filed with the SEC and provided to us by the company listed.

Name or Identity of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage

BlackRock Inc. 40 East 52nd Street New York, NY 10022	40,598,419	(1)	5.80
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	35,573,649		5.03

(1)

According to the Schedule 13G/A filed by BlackRock Inc., these shares are beneficially owned by BlackRock Inc. which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has sole voting power with respect to 33,484,752 shares, 0 shares with shared voting power, sole dispositive power with regard to 40,598,419 shares and 0 shares with shared dispositive power.

(2)

According to the Schedule 13G filed by The Vanguard Group, these shares are beneficially owned by The Vanguard Group, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has sole voting power with respect to 1,404,353 shares, 0 shares with shared voting power, sole dispositive power with regard to 34,496,724 shares and 1,076,925 shares with shared dispositive power.

32    DUKE ENERGY – 2014 Proxy Statement

PROPOSAL 2:     RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE ENERGY CORPORATION'S INDEPENDENT
PUBLIC ACCOUNTANT FOR 2014

Representatives of Deloitte & Touche LLP ("Deloitte") are expected to be present at the annual shareholder meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions. Information on Deloitte's fees for services rendered in 2013 and 2012 are listed below. These fees exclude accounting fees and services for Progress Energy paid prior to the Progress Energy merger.

Type of Fees	2013	2012

Audit Fees(1)	$11,600,000	$12,200,000
Audit-Related Fees(2)	2,150,000	2,460,000
Tax Fees(3)	520,000	875,000
All Other Fees(4)	30,000	30,000

TOTAL FEES:	$14,300,000	$15,565,000

(1)

Audit Fees are fees billed, or expected to be billed, by Deloitte for professional services for the audit of Duke Energy's consolidated financial statements included in Duke Energy's annual report on Form 10-K and review of financial statements included in Duke Energy's quarterly reports on Form 10-Q for services that are normally provided by Deloitte in connection with statutory, regulatory or other filings or engagements or for any other service performed by Deloitte to comply with generally accepted auditing standards.

(2)

Audit-Related Fees are fees billed by Deloitte for assurance and related services that are reasonably related to the performance of an audit or review of Duke Energy's financial statements, including assistance with acquisitions and divestitures and internal control reviews.

(3)

Tax Fees are fees billed by Deloitte for tax return assistance and preparation, tax examination assistance, and professional services related to tax planning and tax strategy.

(4)

All Other Fees are fees billed by Deloitte for any services not included in the first three categories.

To safeguard the continued independence of the independent public accountant, the Audit Committee adopted a policy that provides that the independent public accountant is only permitted to provide services to Duke Energy and its subsidiaries that have been pre-approved by the Audit Committee. Pursuant to the policy, detailed audit services, audit-related services, tax services and certain other services have been specifically pre-approved up to certain categorical fee limits. In the event that the cost of any of these services may exceed the pre-approved limits, the Audit Committee must pre-approve the service. All other services that are not prohibited pursuant to the SEC's or other applicable regulatory bodies' rules or regulations must be specifically pre-approved by the Audit Committee. All services performed in 2013 and 2012 by the independent public accountant were approved by the Duke Energy Audit Committee and legacy Progress Energy Audit Committee pursuant to their pre-approval policies.

The Board of Directors Recommends a Vote "FOR" the Ratification of Deloitte & Touche LLP as Duke Energy Corporation's Independent Public Accountant for 2014.

DUKE ENERGY – 2014 Proxy Statement    33

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to Duke Energy's audited financial statements for the fiscal year ended December 31, 2013.

The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Duke Energy specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The purpose of the Audit Committee is to assist the Board in its general oversight of Duke Energy's financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the committee and is available on our website at http://www.duke-energy.com/corporate-governance/board-committee-charters/audit.asp.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche LLP ("Deloitte"), the Company's independent public accountant. Management is responsible for the preparation, presentation and integrity of Duke Energy's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and, evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Deloitte is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States ("GAAP"), as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee reviewed the Company's audited financial statements with management and Deloitte, and met separately with both management and Deloitte to discuss and review those financial statements and reports prior to issuance. These discussions also addressed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management has represented, and Deloitte has confirmed, that the financial statements were prepared in accordance with GAAP.

In addition, management completed the documentation, testing and evaluation of Duke Energy's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Deloitte at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management presented to the Audit Committee on the effectiveness of the Company's internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 ("Form 10-K") filed with the SEC, as well as Deloitte's Report of Independent Registered Public Accounting Firm included in the Company's Form 10-K related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2014.

The Audit Committee has discussed with Deloitte the matters required to be discussed by professional and regulatory requirements, including, but not limited to, the standards of the Public Company Accounting Oversight Board regarding The Auditors' Communications with Those Charged with Governance. In addition, Deloitte has provided the Audit Committee with the written disclosures and the letter required by "Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence" that relates to Deloitte's independence from Duke Energy and its subsidiaries and the Audit Committee has discussed with Deloitte the firm's independence.

Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended that the audited financial statements be included in Duke Energy's Form 10-K, for filing with the SEC.

Audit Committee
Carlos A. Saladrigas (Chair)
G. Alex Bernhardt, Sr.
Michael G. Browning
John H. Forsgren
James B. Hyler, Jr.
James T. Rhodes

34    DUKE ENERGY – 2014 Proxy Statement

PROPOSAL 3:     ADVISORY VOTE TO APPROVE DUKE ENERGY CORPORATION'S NAMED EXECUTIVE OFFICER COMPENSATION

At the 2011 Annual Shareholder Meeting, our shareholders recommended that our Board of Directors hold say-on-pay votes on an annual basis. As a result, we are providing our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

In connection with this proposal, the Board of Directors encourages shareholders to review in detail the description of the compensation program for our named executive officers that is set forth in the Compensation Discussion and Analysis beginning on page 36, as well as the information contained in the compensation tables and narrative discussion in this proxy statement.

As described in more detail in the Compensation Discussion and Analysis section, the guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results as compared to predetermined measures of success. A significant portion of our named executive officers' total direct compensation is directly contingent upon achieving specific results that are important to our long-term success and growth in shareholder value. We supplement our pay-for-performance program with a number of compensation policies that are aligned with the long-term interests of Duke Energy and its shareholders.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as disclosed in this proxy statement by voting "FOR" the following resolution:

"RESOLVED, that the shareholders of Duke Energy approve, on an advisory basis, the compensation paid to Duke Energy's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act of 1933, as amended, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in Duke Energy's 2014 proxy statement."

Because your vote is advisory, it will not be binding on the Board of Directors, the Compensation Committee or Duke Energy. The Compensation Committee, however, will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

The Board of Directors Recommends a Vote "FOR" the Approval of the Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement.

DUKE ENERGY – 2014 Proxy Statement    35

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of Duke Energy has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and Duke Energy's Form 10-K for the year ended December 31, 2013.

Compensation Committee

E. Marie McKee (Chair)
Daniel R. DiMicco
Ann M. Gray
James H. Hance, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to provide information about Duke Energy's compensation objectives and policies for our named executive officers. Our named executive officers for 2013 include:

Name	Title

Lynn J. Good(1)	Vice Chairman, President and Chief Executive Officer
Steven K. Young(2)	Executive Vice President and Chief Financial Officer
James E. Rogers	Former Chairman, President and Chief Executive Officer
Marc E. Manly	Executive Vice President and President, Commercial Businesses
Dhiaa M. Jamil	Executive Vice President and President, Duke Energy Nuclear
Lloyd M. Yates	Executive Vice President, Regulated Utilities

(1)

Ms. Good served as Executive Vice President and Chief Financial Officer until her promotion effective July 1, 2013.

(2)

Mr. Young served as Vice President, Controller and Chief Accounting Officer until his promotion effective August 6, 2013.

Executive Summary

Objectives of the Compensation Program

Our executive compensation program is designed to achieve the objectives set forth below:

Objective	Description

Pay-for-Performance	We emphasize performance-based compensation, which motivates executives and key employees to achieve strong financial, operational and individual performance in a manner that balances short-term and long-term results.
Retain Talented Leadership	We attempt to attract and retain talented executive officers and key employees by providing total compensation competitive with that of other executives and key employees of similarly sized companies and with similar complexity, whether within or outside of the utility sector.
Align Interests of Executives with Shareholders	We encourage a long-term commitment to Duke Energy and align the interests of executives with shareholders, by providing a significant portion of total compensation in the form of stock-based incentives and requiring target levels of stock ownership.

Pay-for-Performance Program

The guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results, as compared to predetermined measures of success.

As described below, the variable and equity-based components of our compensation program are the short-term incentives ("STI") and long-term incentives ("LTI"). Our STI opportunities are provided under an annual cash bonus plan, the payout of which is dependent on corporate, operational and individual performance. Our LTI opportunities are provided through a three-year equity based compensation plan (i.e., restricted stock units and performance shares), the payout of which is also dependent on corporate performance.

As a result, a significant portion of our named executive officers' total direct compensation – which consists of base salary as well as target STI and LTI opportunities – is directly contingent on achieving specific results that are important to our long-term success and growth in shareholder value. For example, approximately 85% of the total direct compensation opportunity (assuming target performance) for Ms. Good, and

36    DUKE ENERGY – 2014 Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS

approximately 73% of the total direct compensation opportunity (assuming target performance) for our other named executive officers, other than Mr. Rogers, was provided as of December 31, 2013, in the form of STI and LTI.

The actual amount of compensation received by the named executive officers in connection with STI and LTI opportunities varies based on our stock price and the extent to which predetermined corporate, operational and individual goals are achieved. The following charts illustrate the components of the target total direct compensation opportunities provided to our named executive officers.

TARGET COMPENSATION MIX AS OF DECEMBER 31, 2013
(consisting of base salary, short-term incentives & long-term incentives)

CEO
85% - Performance and/or Stock-Based Compensation
20%
15%
18%
67% - LTI
47%
OTHER CURRENT NEOs
73% - Performance and/or Stock-Based Compensation
16%
27%
52% - LTI
36%
21%
LONG-TERM INCENTIVES (LTI)
Restricted Stock Units (RSUs)
Performance Shares
ANNUAL COMPENSATION
Base Salary
Short-Term Incentives (Cash)

DUKE ENERGY – 2014 Proxy Statement    37

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COMPENSATION DISCUSSION AND ANALYSIS

Align Interests of Named Executive Officers and Shareholders

We supplement our pay-for-performance program with a number of compensation policies intended to align the interests of management and our shareholders. Following are key features of our executive compensation program.

AT DUKE ENERGY WE...	AT DUKE ENERGY WE DO NOT...

Tie a high ratio of the pay of our other executives to corporate and individual performance. Approximately 85% of the total direct compensation opportunity (assuming target performance) for Ms. Good, and approximately 73% of the total direct compensation opportunity (assuming target performance) for our other named executive officers, other than Mr. Rogers, was provided in the form of STI and LTI as of December 31, 2013.	Provide employment agreements to a broad group. Except for our Chief Executive Officer, no other executives are provided a comprehensive employment agreement (unless assumed in connection with the acquisition of another company).

Require significant stock ownership. We maintain aggressive guidelines to reinforce the importance of Duke Energy stock ownership. This is intended to align the interests of executives and shareholders and to focus the executives on our long-term success. Under these guidelines, each named executive officer must own Duke Energy shares in accordance with the following schedule:

Permit hedging or pledging of Duke Energy securities. We have a policy that prohibits employees (including the named executive officers) from trading in options, warrants, puts and calls or similar instruments in connection with Duke Energy securities, or selling Duke Energy securities "short." In addition, we prohibit the pledging of Duke Energy securities in margin accounts.

Leadership Position	Value of Shares

Chief Executive Officer	5x Base Salary
Other Named Executive Officers	3x Base Salary
Non-Employee Directors	5x Annual Cash Retainer

Maintain a stock holding policy. Each named executive officer is required to hold 50% of all shares acquired under the LTI program (after the payment of any applicable taxes) and 100% of all shares acquired upon the exercise of stock options (after payment of the exercise price and taxes) until the applicable stock ownership requirement is satisfied.

Each of our named executive officers and directors was in compliance with the stock ownership/stock holding policy during 2013.

Provide severance benefits upon a change in control. Our Change in Control Agreements provide cash severance only upon a "double trigger," meaning that change in control severance benefits are payable only if our named executive officers incur a qualifying termination of employment (i.e., a voluntary termination for "good reason" or an involuntary termination without "cause") and the termination occurs in connection with a change in control of Duke Energy.

Tie incentive compensation to a clawback policy. We maintain a "clawback policy," which would allow us to recover (i) certain incentive compensation based on financial results in the event those results were restated due at least partially to the recipient's fraud or misconduct or (ii) an inadvertent payment based on an incorrect calculation.	Provide Golden Parachute Tax Gross-Ups. We do not provide excise tax gross-ups for severance benefits received by our current Duke Energy named executive officers under the Change in Control Agreements or under the Duke Energy Corporation Executive Severance Plan ("Executive Severance Plan"). However, as a result of the Progress Energy merger, we assumed a change in control severance plan (i.e., the Progress Energy, Inc. Management Change-In-Control Plan) that provides golden parachute tax gross-up payments under certain circumstances, until the plan expires pursuant to its terms on July 2, 2014. This tax-gross up provision was adopted by Progress Energy prior to its merger with Duke Energy.

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AT DUKE ENERGY WE...	AT DUKE ENERGY WE DO NOT...

Provide a consistent level of severance benefits. We maintain an Executive Severance Plan in order to provide a consistent approach to executive severance and to provide eligible employees, including our named executive officers (excluding Ms. Good, who is provided with severance protection through her employment agreement, and Mr. Yates), with certainty and security while they are focusing on their duties and responsibilities. Under this plan, severance benefits are payable only if our named executive officers incur a qualifying termination of employment (i.e., a voluntary termination for "good reason" or an involuntary termination without "cause").	Encourage excessive or inappropriate risk-taking through our compensation program. Our plans focus on aligning Duke Energy's compensation policies with the long-term interests of Duke Energy and avoid rewards that could create unnecessary risks to the Company, as evidenced by the policies described on page 50.

Maintain a shareholder approval policy for severance agreements. We have a policy generally to seek shareholder approval for any future agreements with our named executive officers that provide severance benefits in excess of 2.99 times the executive's annual compensation or that provide for tax gross-ups in connection with a termination event.	Provide excessive perquisites. Our perquisites program is limited to an executive physical, an airline membership club to facilitate travel, limited personal use of corporate aircraft (subject to the requirement that the executive reimburse Duke Energy for the direct operating costs for such travel), financial planning and matching charitable contributions. See page 48 for additional details.

Comply with equity award granting policy. In recognition of the importance of adhering to specific practices and procedures in the granting of equity awards, the Compensation Committee has adopted a policy that applies to the granting of equity awards for employees and directors. Under this policy, annual grants to employees may be made at any regularly scheduled meeting, provided that reasonable efforts will be made to make such grants at the first regularly scheduled meeting of each calendar year, and annual grants to independent directors may be made by the Board of Directors at any regularly scheduled meeting, provided that reasonable efforts will be made to make such grants at the regularly scheduled meeting that is held in conjunction with the annual shareholder meeting each year.

Use an independent compensation consultant. The Compensation Committee has engaged Frederic W. Cook & Company, Inc. to report directly to the Compensation Committee as its independent compensation consultant. The consultant has been instructed that it is to provide completely independent advice to the Compensation Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation Committee.

Named Executive Officer Transitions

Effective July 1, 2013, Ms. Good, formerly our Executive Vice President and Chief Financial Officer, was appointed as President and Chief Executive Officer and was elected as a member of our Board of Directors and became our Vice Chairman. Ms. Good succeeds Mr. Rogers, who retired as President and Chief Executive Officer, effective July 1, 2013, and who stepped down as Chairman (and a member) of the Board of Directors at the end of 2013.

In connection with her promotion, Ms. Good received an increase in her annual base salary from $675,000 to $1,200,000, an increase in her STI opportunity from 80% to 125% of her annual base salary and an increase in her LTI opportunity from 200% to 450% of her annual base salary. These increases were effective only for the second half of 2013. Additionally, Ms. Good received a one-time promotion grant (70% of which was provided in performance shares and the remainder of which was provided in restricted stock units) under the 2013 Long-Term Incentive Plan valued at $2,025,000, which represented the difference between her prior LTI opportunity and her new opportunity for the portion of 2013 that followed her promotion. These adjustments were approved by the Compensation Committee and the independent members of the Board of Directors, after consulting with the Compensation Committee's independent compensation consultant regarding reasonable ranges of total compensation, given Ms. Good's experience and new role and responsibilities with Duke Energy. Ms. Good is also covered by an employment agreement, which is described in more detail on page 62.

Effective August 6, 2013, Mr. Young, formerly our Chief Accounting Officer and Controller, was appointed as Executive Vice President and Chief Financial Officer. In connection with his

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promotion, Mr. Young received an increase in his annual base salary from $333,952 to $525,000, an increase in his STI opportunity from 50% to 70% of his annual base salary and an increase in his LTI opportunity from 100% to 150% of his annual base salary. These adjustments were approved by the Compensation Committee, after consulting with the Compensation Committee's independent compensation consultant regarding reasonable ranges of total compensation, given Mr. Young's experience and new role and responsibilities with Duke Energy.

Peer Groups

Competitive Compensation Practices

One of our core compensation objectives is to attract and retain talented executive officers through total compensation that generally is competitive with that of other executives and key employees of similarly sized companies and with similar complexity, whether within or outside of the utility sector. As a result, in setting 2013 compensation levels, the Compensation Committee reviewed market surveys showing each element of total compensation against comparable positions at comparable companies. For utility-specific positions, the market data sources were: (i) the Towers Watson CDB Energy Services Executive Compensation Database, which consists of the 93 companies listed on Appendix A and (ii) the Philadelphia Utility Index. For general corporate positions, the market data sources also included the Towers Watson CDB General Industry Executive Compensation Database, which consists of the 94 companies with revenues greater than $12 billion, as listed on Appendix B.

The Compensation Committee also developed a customized peer group in 2013 for review of executive compensation levels and plan design practices. The peer group generally consists of similarly sized companies from the utility and general industry sectors that, as of the establishment of the peer group, had revenue and market capitalization between $12 billion–$72 billion and $20 billion–$100 billion, respectively, with the general industry companies also having satisfied at least one of the following characteristics: (i) operates in capital-intensive industry; (ii) operates in a highly regulated industry; (iii) has significant manufacturing operations; or (iv) has more than 50% of its revenue in the United States. The customized combined peer group consists of:

Compensation Peer Group

3M	Dominion Resources	FedEx	Monsanto
American Electric Power	Dow Chemical	FirstEnergy	NextEra Energy
CenturyLink	DuPont	General Dynamics	PG&E Corp.
Colgate-Palmolive	Eaton	International Paper	Southern
Consolidated Edison	Edison International	Lockheed Martin	UPS
Deere & Co.	Exelon	Medtronic

The Compensation Committee reviewed data for this customized peer group when establishing the compensation of Ms. Good upon her promotion to Chief Executive Officer, effective July 1, 2013, and the compensation of Mr. Young upon his promotion to Chief Financial Officer, effective August 6, 2013.

At least once a year, the Compensation Committee reviews tally sheets for each named executive officer, which include a summary of compensation paid in prior years, compensation for the current year, the valuation (at various assumed stock prices) of all outstanding equity awards and a summary of amounts payable upon a termination of employment under various circumstances. This information allows the Compensation Committee to evaluate the total compensation package for each named executive officer, as well as adjustments to specific elements of the total direct compensation package. After reviewing this information: (i) the Compensation Committee was able to confirm that the 2013 target total direct compensation for the named executive officers generally was within the competitive range of the market data and (ii) the Committee is able to better understand the relationship of various components of the total compensation program to each other.

Elements of Duke Energy's Compensation Program

As discussed in more detail below, during 2013, the principal components of compensation for the named executive officers were: base salary; short-term incentive compensation; long-term equity incentive compensation; retirement and welfare benefits and perquisites.

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Following is a summary of each principal compensation component provided to the Duke Energy named executive officers during 2013.

Base Salary. The salary for each executive is based upon job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions obtained from market surveys and internal comparisons. In light of these factors, in February 2013, the Compensation Committee increased the base salaries of Ms. Good and Messrs. Young, Jamil and Yates by approximately 8%, 3%, 18% and 10%, respectively. Additionally, Ms. Good and Mr. Young received base salary increases in connection with their respective promotions as described above. Mr. Rogers was paid substantially in the form of equity-based compensation and did not receive a base salary in 2013.

Short-Term Incentive Compensation. STI opportunities are provided to our named executive officers, other than Mr. Rogers, under the Duke Energy Corporation Executive Short-Term Incentive Plan ("STI Plan") to promote the achievement of annual performance objectives.

Each year, the Compensation Committee establishes the incentive opportunity for each participating named executive officer, which is based on a percentage of his or her base salary, along with the corporate, operational and individual goals that must be achieved to earn that incentive opportunity. Unless deferred, the earned STI opportunity is paid in cash. Aside from the increases in target annual incentive award opportunities for Ms. Good and Mr. Young as discussed above, no changes were made to the target annual incentive award opportunities of the named executive officers in 2013, each of which is listed below.

Name	Target Incentive Opportunity (as a % of base salary)

Lynn J. Good	125%
Steven K. Young	70%
Marc E. Manly	80%
Dhiaa M. Jamil	80%
Lloyd M. Yates	80%

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Corporate Objectives. During 2013, depending on actual performance, participating named executive officers were eligible to earn up to 183.75% of the amount of their STI target opportunity. This opportunity was based on several corporate objectives, including Duke Energy's achievement of an adjusted diluted earnings per share ("EPS") goal, an operations and maintenance ("O&M") expense control goal and a reliability goal, all of which had an aggregate weighting of 80%.

The Compensation Committee established the targets for each goal in February 2013. The 2013 corporate goals, which were selected to promote management actions beneficial to Duke Energy's various stakeholders, including investors and customers, as well as the actual performance results, were as follows:

Goal(1)	Weight	Threshold (50%)	Target (100%)	Maximum(2)	Result	Payout

Adjusted Diluted EPS(3)	50%	$4.02	$4.32	$4.62	$4.35	110%
O&M Expense Control	20%	$5.405B	$5.300B	$5.195B	$5.331B	85.3%
Reliability(4)	10%
Regulated Generation Commercial Availability		87.06%	87.92%	88.65%	85.68%	0%
Nuclear Generation Capacity Factor		91.00%	93.25%	95.50%	92.81%	90.2%
System Average Interruption Frequency Index (SAIFI)		1.30	1.19	1.08	1.14	122.7%
System Average Interruption Duration Index (SAIDI)		143	130	117	121	134.6%
Commercial Availability (Midwest and Renewables Yield)		90.35%	92.63%	94.77%	91.90%	84%
International Equivalent Availability		90.40%	92.40%	94.40%	92.52%	103%

(1)

For additional information about the calculation of the EPS and O&M expense control measures, see page 51.

(2)

A payout of up to 200% of the target opportunity is available for the adjusted diluted EPS goal and a payout of up to 150% of the target opportunity is available for the O&M and reliability goals.

(3)

If an adjusted diluted EPS performance level of at least $3.87 was not achieved, the participating named executive officers would not have received a payout under the 2013 STI Plan. The Compensation Committee adjusted the EPS performance levels (threshold, target and maximum), and the $3.87 minimum level, up by $0.02 to reflect earnings associated with assets that were not divested as of the date assumed in the 2013 business plan.

(4)

The reliability goals are calculated as described below. Each reliability goal contains a weighting of one-sixth of the aggregate weighting of 10%.

Reliability Metrics	Description

Regulated Generation Commercial Availability	A measure of regulated fossil generation reliability, determined as the weighted percentage of time the regulated fossil generation units are available to generate electricity, where the availability each hour is weighted by the difference between market price and unit cost.
Nuclear Generation Capacity Factor	A measure of the amount of electricity produced by a nuclear generating unit relative to the amount of electricity the unit is capable of producing.
System Average Interruption Frequency Index (SAIFI)	A measure of the number of sustained outages (greater than five minutes in duration) experienced during the year per customer served from both transmission and distribution systems calculated in accordance with the applicable guidelines set forth in the IEEE Standard 1366-Guide for Electric Power Distribution Reliability Indices, including application of the "major event day" exclusions described therein.
System Average Interruption Duration Index (SAIDI)	A measure of the number of outage minutes experienced during the year per customer served from both distribution and transmission systems calculated in accordance with the applicable guidelines set forth in the IEEE Standard 1366-Guide for Electric Power Distribution Reliability Indices, including application of the "major event day" exclusions described therein.
Commercial Availability (Midwest and Renewables Yield)	A composite measure of (i) non-regulated fossil generation reliability, determined as the weighted percentage of time the non-regulated fossil generation units are available to generate electricity, where the availability each hour is weighted by the difference between market price and unit cost and (ii) a renewables energy yield metric, determined by comparing actual generation to expected generation, based on wind speed at the turbines and solar intensity.
International Equivalent Availability	A measure of the amount of electricity that potentially could be produced by an international generating unit relative to the amount of electricity the unit is actually producing.

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Individual Objectives. The remaining 20% of each participating named executive officer's 2013 opportunity under the STI Plan was based on individual objectives. The individual goals, in the aggregate, could result in a payout with respect to the target opportunity equal to 50% in the event of threshold performance, 100% in the event of target performance and 150% in the event of maximum performance. As described below, the individual goals for each participating named executive officer consisted of a combination of strategic and operational objectives, which were measured based on a subjective determination.

Ms. Good's individual goals for the portion of 2013 (July 1, 2013 – December 31, 2013) during which she served as Chief Executive Officer were as follows:

Goal	Weight	Description

Transition Plan	10%	Develop and implement an effective transition plan while maintaining a focus on results for 2013.
Regulatory Initiatives	10%	Provide effective leadership and direction with respect to strategic priorities as well as key regulatory initiatives.

Ms. Good's individual goals for the portion of 2013 (January 1, 2013 – June 30, 2013) during which she served as Chief Financial Officer were as follows:

Goal	Weight	Description

Regulatory Initiatives	10%	Provide effective leadership and strategic direction with respect to regulatory initiatives.
Merger Integration	10%	Deliver on the synergies related to the merger through integration efforts, as well as identification of additional, sustainable savings or operational performance enhancements.

Mr. Young's 2013 individual goals for the portion of 2013 (August 6, 2013 – December 31, 2013) during which he served as Chief Financial Officer were as follows:

Goal	Weight	Description

Transition Plan	10%	Develop and implement a transition plan into CFO role.
Regulatory Initiatives	5%	Provide effective leadership and strategic direction with respect to regulatory initiatives.
Merger Integration	5%	Deliver on the synergies related to the merger through integration efforts, as well as identification of additional, sustainable savings or operational performance enhancements.

Mr. Young's individual goals for the portion of 2013 (January 1, 2013 – August 5, 2013) during which he served as Chief Accounting Officer and Controller were as follows:

Goal	Weight	Description

Merger Integration	5%	Successfully achieve the 2013 merger integration plan.
Financial Support	5%	Provide financial support to operational and commercial functions.
Regulatory Support	5%	Provide support for the retail rate cases, settlements and related regulatory filings planned for 2013.
Employee Development	5%	Develop and implement an employee engagement and development program.

Mr. Manly's 2013 individual goals were as follows:

Goal	Weight	Description

Commercial Business	8%	Confirm the business mix proportion for Duke Energy and the strategic direction of commercial businesses.
Leadership Initiatives	8%	Successfully lead Commercial Business team to execute on earnings commitments, growth and capital rotation opportunities.
Employee Development	4%	Lead Commercial Business team to build competitive advantage by strengthening employee development and engagement.

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Mr. Jamil's 2013 individual goals were as follows:

Goal	Weight	Description

Nuclear Generation	5%	Improve safety, reliability and cost-efficiency (including a focus on fleet governance and alignment) of nuclear generation.
Merger Integration	5%	Implement the 2013 planned IT projects and functional area merger savings initiatives.
Project Management	5%	Implement Project Management Center of Excellence Principles across the enterprise.
Crystal River 3	5%	Resolve uncertainty around Crystal River 3 and successfully manage the outcome of the decommission or repair decision and the mediation versus arbitration decision.

Mr. Yates' 2013 individual goals were as follows:

Goal	Weight	Description

Financial Objectives	5%	Deliver on 2013 Regulated Utilities financial objectives (net income and capital).
Regulatory Initiatives	5%	Enhance relationships, trust and transparency with state and federal regulators and legislators to facilitate constructive public policy and financial results.
Collaboration	5%	Collaborate with functional leaders to achieve Regulated Utility and enterprise objectives with emphasis on operational efficiency and effectiveness.
Integration	5%	Achieve integration initiatives to promote and collaborate across business units delivering on utility merger synergies and initiatives.

Safety Component. In order to encourage a continued focus on safety, the Compensation Committee included the following safety measures in the 2013 STI Plan:

•
Safety Penalty. The STI Plan payments for each of the participating named executive officers were subject to a safety penalty of 5% depending on Duke Energy's 2013 enterprise-wide serious injuries and fatalities ("SIF") rate. In February 2013, the Compensation Committee established a SIF rate goal of 1.26. Duke Energy's SIF rate in 2013 was 0.74, which was better than the SIF goal such that the safety penalty was not triggered and did not decrease the 2013 STI Plan awards.

•
Safety Adder. The STI Plan payments of the participating named executive officers were also eligible for a safety adder that could result in an increase of 5% if there were no work-related fatalities of any Duke Energy employee, contractor or subcontractor during 2013. Because work-related fatalities occurred during 2013, the safety adder did not result in a 5% increase to the payments of eligible employees, including the participating named executive officers.

Payouts. As a result of the aggregate corporate, operational and individual performance, each participating named executive officer earned bonuses under the 2013 STI Plan equal to:

Name	Payout

Lynn J. Good	$1,103,411
Steven K. Young	$265,840
Marc E. Manly	$494,256
Dhiaa M. Jamil	$528,048
Lloyd M. Yates	$497,126

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Long-Term Incentive Compensation

Opportunities under the LTI program are provided to our named executive officers to align executive and shareholder interests in an effort to maximize shareholder value. In this regard, each year the Compensation Committee reconsiders the design and amount of the LTI awards and generally grants equity awards at the Compensation Committee's first regularly scheduled meeting each year. Duke Energy's executive officers do not have a role in selecting the date on which LTI awards are granted. Because the closing price of Duke Energy's common stock is a key factor in determining the number of shares in each employee's LTI award, the Compensation Committee considers volatility when determining the size of LTI plan awards.

2011-2013 Performance Shares under the Duke Energy 2011 LTI Program. The 2011 performance share cycle commenced on January 1, 2011, and ended on December 31, 2013. The performance shares generally vest only to the extent two equally weighted performance measures were satisfied. The first measure was based on Duke Energy's relative total shareholder return ("TSR") for the three-year period from January 1, 2011 to December 31, 2013, as compared to the companies in the Philadelphia Utility Index, as follows:

Relative TSR Performance Percentile	Percent Payout of Target 2011-2013 Performance Shares	Result	Payout of Target

75th or Higher	150%	70.6th	141.2%
50th (Target)	100%
25th	50%
Below 25th	0%

For purposes of the LTI program, TSR is calculated based on the change, expressed as a percentage, in the fair market value of an initial investment in common stock, over a specified period, with dividends reinvested.

The second measure was based on Duke Energy's adjusted return on equity ("ROE") for the three-year period from January 1, 2011 to December 31, 2013, as follows:

Adjusted Achieved ROE	Percent Payout of Target 2011-2013 Performance Shares	Result	Payout of Target

10.25% or Higher	150%	11.3%	150%
9.75% or Higher (Target)	100%
9.25%	50%
Below 9.25%	0%

For additional information about the calculation of the ROE measure, see page 51.

In the aggregate, this performance corresponds to a payout of 145.6% of the target number of 2011-2013 performance shares, plus dividend equivalents earned during the 2011-2013 performance period. The following table lists the number of 2011-2013 performance shares to which our named executive officers (other than Mr. Rogers) became vested at the end of the performance cycle:

Name	2011-2013 Performance Shares

Lynn J. Good	22,676
Steven K. Young	5,835
Marc E. Manly	22,676
Dhiaa M. Jamil	19,841
Lloyd M. Yates	11,992

2011-2013 Performance Shares for Mr. Yates. The performance shares listed above that Mr. Yates received from Progress Energy, prior to its merger with Duke Energy, for the 2011-2013 performance cycle, contained the following two equally-weighted performance measures:

•
TSR.  The first performance measure was based on the relative TSR of Progress Energy (and, after the merger, the relative TSR of Duke Energy) for the three-year period from January 1, 2011 to December 31, 2013, as compared to the companies in a predetermined group of highly regulated utilities. The payout that could be earned for this measure was equal to 50% of the target opportunity in the event that relative TSR performance was at the 40th percentile, 100% of the target opportunity in the event that relative TSR performance was at the 50th percentile, and 200% of the target opportunity in the event that relative TSR performance was at the 80th percentile. Based on the actual relative TSR performance of Progress Energy and Duke Energy at the 91.6th percentile, Mr. Yates received a maximum payout (i.e., 200% of the target opportunity) for the portion of his performance shares related to the TSR performance measure.

•
EPS Growth.  The second performance measure was based on the rate of earnings growth during the three-year period from January 1, 2011 to December 31, 2013, calculated by reference to the ongoing EPS of Progress Energy in 2011 and the ongoing EPS of Duke Energy in 2012 and 2013. The payout that could be earned for this measure was equal to 50% of the target opportunity in the event that the rate of growth of ongoing EPS was at least 1% per year, 100% of the target opportunity in the event that the rate of growth of ongoing EPS was at least 2%, and 200% of the target opportunity in the event that the rate of growth of ongoing EPS was 5% or higher. Based on the actual rate of growth of ongoing EPS of Progress Energy and Duke Energy during 2011-2013, Mr. Yates received no payout for the portion of his performance shares related to the earnings growth measure.

In the aggregate, this performance corresponds to a payout of 100% of the target number of 2011-2013 performance shares, plus dividend equivalents earned during the 2011-2013 performance period.

2013 LTI Program. Aside from increases in LTI opportunities for Ms. Good and Mr. Young described above on page 39, the LTI opportunities for the remaining named executive officers remained the same as 2012 at 200% of base salary. No change was made because the LTI levels remain consistent with market

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practices and reflect our pay-for-performance culture. Under the 2013 LTI program, 30% of each participating named executive officer's LTI opportunity was provided in the form of restricted stock units and the remaining 70% was provided in the form of performance shares, as follows:

Name	Grant Date	Performance Shares (at Target Level)	Restricted Stock Units

Lynn J. Good	2/25/2013	13,674	5,860
Lynn J. Good	8/26/2013	21,546	9,234
Steven K. Young	2/25/2013	3,383	1,450
Marc E. Manly	2/25/2013	12,155	5,209
Dhiaa M. Jamil	2/25/2013	13,167	5,643
Lloyd M. Yates	2/25/2013	11,446	4,905

In order to enhance our retention incentives, the 2013 restricted stock units generally vest in equal portions on each of the first three anniversaries of the grant date, provided the recipient continues to be employed by Duke Energy on each vesting date.

In order to emphasize pay-for-performance, the 2013 performance shares generally vest at the end of the three-year performance period only to the extent the TSR performance goal is satisfied. The TSR performance goal is based on Duke Energy's relative TSR for the three-year performance period from January 1, 2013 to December 31, 2015, as compared to the companies in the Philadelphia Utility Index, as follows:

TSR Percentile Ranking	Percent Payout of Target Performance Shares

90th or Higher	200%
50th (Target)	100%
25th	30%
Below 25th	0%

In prior performance cycles, adjusted ROE was used as a measure in conjunction with TSR. In 2013, in connection with its review of the design of the compensation plans of Duke Energy and Progress Energy, the Compensation Committee determined that it would utilize TSR as the sole performance measure for the 2013 LTI program in order to emphasize its importance in aligning the interests of executives and shareholders.

Compensation of Mr. Rogers

Mr. Rogers retired as President and Chief Executive Officer on July 1, 2013, but remained as the Chairman and a member of the Board of Directors until December 31, 2013. Under his 2009 employment agreement with Duke Energy, Mr. Rogers did not receive a base salary and he was generally not eligible to participate in Duke Energy's incentive compensation and benefit plans, including its cash bonus programs. Instead, pursuant to his 2009 employment agreement, Mr. Rogers was compensated primarily through annual grants of stock options, restricted stock units and performance shares, as follows:

Compensation Element	Description

Stock Option	An annual stock option grant with a value of $1,600,000 which vests ratably in three annual installments. Mr. Rogers generally may not dispose of any shares acquired upon exercise of any such options until January 1, 2014, except to pay the exercise price of the option or related tax withholding.
Restricted Stock Units	An annual restricted stock unit award with a value of $2,000,000 which vests ratably in four annual installments. Dividend equivalents were paid in cash.
Annual Performance Shares	An annual performance share award based on annual performance metrics consistent with those established for the other named executive officers under the STI Plan, except that the maximum payment is equal to 199.5% of the target opportunity rather than 183.75%, with a target value of $2,000,000. Dividend equivalents are accumulated and paid only if the underlying performance shares become payable.
Long-Term Performance Shares	A long-term performance share award based on performance over a three-year performance period, with performance metrics consistent with those established for the other named executive officers under each year's LTI program, with a target value of $2,400,000. Dividend equivalents are accumulated and paid only if the underlying performance shares become payable.

Annual Performance Shares. For 2013, Mr. Rogers' annual performance shares covered 28,939 shares of Duke Energy common stock (at target performance). The performance criteria applicable to the annual performance shares were weighted 50%, 20%, and 10% and were based on the same adjusted diluted EPS goal, O&M expense control goal and reliability goal, respectively, as were

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applicable for the other named executive officers under the 2013 STI Plan (except for a different maximum payout as described above), and the remaining 20% was based on the following individual goals:

Goal	Weight	Description

Regulatory Initiatives	12.5%	Provide leadership and direction with respect to strategic and regulatory initiatives.
Merger Integration	7.5%	Deliver on the synergies related to the merger through integration efforts and foster and build the Duke Energy brand and reputation.

The annual portion of Mr. Rogers' 2013 performance share opportunity was subject to the same 5% SIF-based safety penalty and 5% safety adder (in the event of no work-related employee or contractor fatality) that applied to the other participating named executive officers under the 2013 STI Plan. The penalty was not triggered due to the fact that Duke Energy's actual SIF rate was better than the pre-established target SIF rate. In addition, the Compensation Committee determined that the safety adder was not achieved and would not increase the payout of Mr. Rogers' annual 2013 performance shares by 5%.

Based on the actual level of achievement of the corporate objectives and individual objectives, Mr. Rogers earned a payout of 31,363 annual performance shares for 2013, plus dividend equivalents.

Mr. Rogers also was granted long-term performance shares in 2011 with respect to the 2011-2013 performance period. These performance shares were subject to the same two equally weighted performance measures that applied to other participating named executive officers, as described on page 45. Based on Duke Energy's performance, Mr. Rogers received a payout of 64,784 performance shares, plus dividend equivalents earned during the 2011-2013 performance period, which is equal to a payout of 145.6% of the target number of Mr. Rogers' 2011-2013 performance shares.

For 2013, the performance criteria applicable to the long-term portion of Mr. Rogers' performance shares was the same predetermined measure based on TSR as was applicable for the other participating named executive officers under the 2013 LTI program, as measured over the 2013-2015 performance period.

Retirement and Welfare Benefits

Our named executive officers participate in the retirement and welfare plans generally available to other eligible employees. In addition, in order to attract and retain key executive talent, we believe that it is important to provide the executive officers, including our named executive officers, with certain limited retirement benefits that are offered only to a select group of management. The retirement plans that are provided to our named executive officers, including the plans offered only to a select group of management, are described on pages 57–61. These benefits are comparable to the benefits provided by peers of Duke Energy, as determined based on market surveys.

Duke Energy provides the named executive officers with the same health and welfare benefits it provides to all other similarly situated employees, and at the same cost charged to all other eligible employees. The named executive officers also are entitled to the same post-retirement health and welfare benefits as those provided to similarly situated retirees.

Perquisites

In 2013, Duke Energy provided our named executive officers with certain other perquisites, which are disclosed in footnote 5 to the Summary Compensation Table on page 52. Duke Energy provides these perquisites as well as other benefits to certain executives in order to provide competitive compensation packages. The cost of perquisites and other personal benefits is not part of base salary and, therefore, do not affect the calculation of awards and benefits under Duke Energy's other compensation arrangements (e.g.,

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retirement and incentive compensation plans). Unless otherwise noted, each of our named executive officers received the perquisites and other benefits described in the following table.

Perquisite	Description

Executive Physical	Each executive is entitled to the annual reimbursement of up to $2,500 for the cost of a comprehensive physical examination.
Airline Membership	Each executive is entitled to Chairman's Preferred Status at US Airways.
Personal Travel on Corporate Aircraft	Ms. Good may use corporate aircraft for personal travel in North America. With advance approval from the Chief Executive Officer, the other named executive officers may use the corporate aircraft for personal travel in North America. If Ms. Good or any other named executive officer uses the aircraft for personal travel, he or she must reimburse Duke Energy the direct operating costs for such travel. However, Ms. Good is not required to reimburse Duke Energy for the cost of travel to the executive physical described above or to meetings of the board of directors of other companies on whose board she serves. For additional information on the use of the corporate aircraft, see footnote 5 to the Summary Compensation Table.
Financial Planning and Tax Preparation Services	Each year, we reimburse each participating executive for expenses incurred for tax and financial planning services. This program is administered on a three-year cycle, such that participating executives can be reimbursed for up to $15,000 of eligible expenses during the three-year cycle.
Matching Charitable Contributions	The Duke Energy Foundation, independent of Duke Energy, maintains The Duke Energy Foundation Matching Gifts Program under which employees are eligible for matching contributions of up to $5,000 per calendar year to qualifying institutions.

Severance

Employment Agreement with Ms. Good. Effective July 1, 2013, Ms. Good was appointed President and Chief Executive Officer. Duke Energy entered into an employment agreement with Ms. Good that contains a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years.

Upon a termination of Ms. Good's employment by Duke Energy without "cause" or by Ms. Good for "good reason" (each as defined in her employment agreement), the following severance payments and benefits would be payable: (i) a lump-sum payment equal to a pro rata amount of her annual bonus for the portion of the year that the termination of employment occurs during which she was employed, determined based on the actual achievement of performance goals; (ii) a lump-sum payment equal to 2.99 times the sum of her annual base salary and target annual bonus opportunity; (iii) continued access to medical and dental benefits for 2.99 years, with monthly amounts relating to Duke Energy's portion of the costs of such coverage paid by Duke Energy (reduced by coverage provided by future employers, if any) and a lump-sum payment equal to the cost of basic life insurance coverage for 2.99 years; (iv) one year of outplacement services; (v) if termination occurs within 30 days prior to, or two years after, a change in control of Duke Energy, vesting in unvested retirement plan benefits that would have vested during the two years following the change in control, and a lump-sum payment equal to the maximum contributions and allocations that would have been made or allocated if she had remained employed for an additional 2.99 years; and (vi) 2.99 additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.

Ms. Good is not entitled to any form of tax gross-up in connection with Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). Instead, in the event that the severance payments or benefits otherwise would constitute an "excess parachute payment" (as defined in Section 280G of the Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code if such reduction would cause Ms. Good to retain an after-tax amount in excess of what would be retained if no reduction were made.

Severance Plan. The Executive Severance Plan provides varying levels of severance protection to the named executive officers other than Ms. Good. The Compensation Committee believes that this plan is appropriate in order to provide a consistent approach to executive severance and to provide eligible executives with certainty and security while they are focusing on their duties and responsibilities. Severance payments and benefits would only be paid in the event that an eligible executive's employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason," and are subject to compliance with restrictive covenants (e.g., noncompetition). The severance payments and benefits that would be paid in the event of a qualifying termination of employment to those senior executives who are identified as "Tier I Participants," including Messrs. Young, Manly and Jamil, generally approximate two times their annual compensation and benefits. The Executive Severance Plan prohibits the payment of severance if an executive also would be entitled to severance payments and benefits under a separate agreement or plan maintained by Duke Energy, including the change in control agreements described below. The Executive Severance

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Plan does not provide for golden parachute excise tax gross-up payments. The benefit levels under the Executive Severance Plan are described in more detail under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

Change in Control Agreements. Duke Energy has entered into Change in Control Agreements with the named executive officers other than Ms. Good. Under these agreements, each such named executive officer would be entitled to certain payments and benefits if (1) a change in control were to occur and (2) within two years following the change in control, (a) Duke Energy terminated the executive's employment without "cause" or (b) the executive terminates his employment for "good reason." The severance protection provided by Duke Energy is generally two times the executive's annual compensation and benefits and becomes payable only if there is both a change in control and a qualifying termination of employment. The Compensation Committee approved the two times severance multiplier after consulting with its advisors and reviewing the severance protection provided by peer companies. The Compensation Committee believes that the protection provided through these severance arrangements is appropriate in order to diminish the uncertainty and risk to the executives' roles in the context of a potential or actual change in control. The benefit levels under the Change in Control Agreements are described in more detail under the "Potential Payments Upon Termination or Change in Control" section on page 62 of this proxy statement. The Change in Control Agreements do not provide for golden parachute excise tax gross-up payments.

Severance Protection for Mr. Yates. In connection with the merger with Progress Energy, Duke Energy assumed the Progress Energy, Inc. Management Change-In-Control Plan ("MCICP"), which provides the following severance protection to Mr. Yates in the event that, within two years of a change in control of Progress Energy (which included its merger with Duke Energy), there is an involuntary termination of the participant's employment without "cause" or the participant voluntarily terminates employment for "good reason": (1) 300% of base salary and the greater of the participant's average STI payment over the prior three years or his target STI payment, (2) up to three years' of continued health and welfare benefits, (3) 100% of the participant's target STI for the year of the termination, (d) full vesting of outstanding stock awards and (e) the participant shall be deemed to have met the minimum service requirements under the Progress Energy Supplemental Senior Executive Retirement Plan. The MCICP also provides a gross-up for golden parachute excise taxes. As indicated above, Duke Energy does not provide excise tax gross-ups for severance benefits provided under its change in control agreements or under its Executive Severance Plan, but as a result of the Progress Energy merger, we assumed the MCICP, which was adopted by Progress Energy prior to the merger and which provides golden parachute tax gross-up payments under certain circumstances. This plan will terminate pursuant to its terms on July 2, 2014, which is the second anniversary of the merger of Duke Energy and Progress Energy. Mr. Yates was provided a retention agreement on July 9, 2012 under which he will be entitled to $1,000,000 subject to him remaining continuously employed with Duke Energy until the second anniversary of the Progress Energy merger (i.e. July 2, 2014). Once earned, this amount will be credited to an unfunded account under the Executive Savings Plan, which will be adjusted with earnings and losses and will be paid in monthly installments over the seven-year period following Mr. Yates' termination of employment.

Retirement of Mr. Rogers. Effective July 1, 2013, Mr. James E. Rogers retired as President and Chief Executive Officer of Duke Energy, and effective December 31, 2013, Mr. Rogers retired as the Chairman (and a member) of the Board of Directors. Pursuant to the terms of his employment agreement, Mr. Rogers' then outstanding stock awards will continue to vest as if he remained employed, with the number of performance shares determined based on actual performance compared to previously established performance measures. For transition purposes, Duke Energy has agreed to provide Mr. Rogers with office space and administrative support for a period of three years after retirement.

Shareholder Approval Policy for Severance Agreements. The Compensation Committee has established a policy pursuant to which it generally will seek shareholder approval for any future agreement with certain individuals (e.g., a named executive officer) that provides severance benefits in excess of 2.99 times the sum of the executive's base salary and annual bonus, plus the value of continued participation in welfare, retirement and equity compensation plans determined as if the executive remained employed for 2.99 additional years. Under the policy, Duke Energy also will seek shareholder approval of any such agreement that provides for the payment of any tax gross-ups by reason of the executive's termination of employment, including reimbursement of golden parachute excise taxes.

Compensation Advisors

Compensation Committee Advisors

The Compensation Committee has engaged Frederic W. Cook & Company, Inc. to report directly to the Compensation Committee as its independent compensation consultant. The compensation consultant generally attends each Compensation Committee meeting and provides advice to the Compensation Committee at the meetings, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and directors, the terms and performance goals applicable to incentive plan awards and analysis with respect to specific projects and information regarding trends and competitive practices. The consultant has been instructed that it is to

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COMPENSATION DISCUSSION AND ANALYSIS

provide completely independent advice to the Compensation Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation Committee. With the consent of the Chair of the Compensation Committee, the consultant may meet with management to discuss strategic issues with respect to executive compensation and assist the consultant in its engagement with the Compensation Committee. The Compensation Committee has assessed the independence of Frederic W. Cook & Company, Inc. pursuant to SEC rules and concluded that no conflict of interest exists that would prevent the consulting firm from independently advising the Compensation Committee.

Additional Compensation Matters

Consideration of Results of Shareholder Advisory Votes on Executive Compensation

As required by the Dodd-Frank Act, we included a shareholder vote on executive compensation in last year's proxy statement. Because our shareholders supported the compensation of our named executive officers as disclosed in the 2013 proxy statement (i.e., 78% of the votes represented in person or by proxy), the Compensation Committee views the results of this advisory vote as confirmation that our compensation program, including our emphasis on pay-for-performance, is structured and designed to achieve our stated goals and objectives. As a result, we have continued to emphasize pay-for-performance alignment, and our 2013 compensation program, as previously described, continues to reflect this philosophy.

Risk Assessment of Compensation Policies and Practices

In consultation with the Compensation Committee, members of management from Duke Energy's Human Resources, Legal and Risk Management groups assessed whether our compensation policies and practices encourage excessive or inappropriate risk-taking by our employees, including employees other than our named executive officers. This assessment included a review of the risk characteristics of Duke Energy's business and the design of our incentive plans and policies.

Management reported its findings to the Compensation Committee, and after review and discussion, the Compensation Committee concluded that our plans and policies do not encourage excessive or inappropriate risk-taking. Although a significant portion of our executive compensation program is performance-based, the Compensation Committee has focused on aligning Duke Energy's compensation policies with the long-term interests of Duke Energy and avoiding rewards that could create unnecessary risks to the Company, as evidenced by the following:

•
We do not use highly leveraged STI goals, but instead the STI opportunities are based on balanced performance metrics that promote long-term goals, and all payouts are capped at a pre-established percentage of the target payment opportunity.

•
Our LTI opportunities generally vest over a period of three years in order to focus our executives on long-term performance and enhance retention. Our performance shares are granted annually and have overlapping three-year performance periods, so any inappropriate risks taken to increase the payout under one award could jeopardize the potential payouts under other awards.

•
We use a variety of performance metrics (i.e., adjusted diluted EPS, O&M expense, reliability, safety, and TSR) that correlate to long-term value, and our performance goals are set at levels that we believe are reasonable in light of past performance and market conditions.

•
Our stock ownership policy requires the members of our Executive Leadership Team, including our named executive officers, to hold a minimum level of Duke Energy shares so that each executive has personal wealth tied to the long-term success of Duke Energy and is therefore aligned with shareholders.

•
We maintain a "clawback policy," which allows Duke Energy to require the reimbursement of any incentive compensation, the payment of which was predicated upon the achievement of financial results that were subsequently the subject of a restatement caused or partially caused by the recipient's fraud or misconduct. It also entitles us to recover inadvertent payments based on an incorrect calculation.

Tax and Accounting Implications

Deductibility of Executive Compensation. The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that Duke Energy generally may not deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to certain employees. Performance-based compensation paid pursuant to shareholder approved plans is not subject to the deduction limit as long as such compensation is approved by "outside directors" within the meaning of Section 162(m) of the Code and certain other requirements are satisfied.

Although the Compensation Committee generally intends to structure and administer executive compensation plans and arrangements so that they will not be subject to the deduction limit of Section 162(m) of the Code, the Compensation Committee may, from time to time, approve payments that cannot be deducted in order to maintain flexibility in structuring appropriate compensation programs in the interests of

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COMPENSATION DISCUSSION AND ANALYSIS

shareholders. For example, restricted stock unit awards received by certain employees, and amounts paid to certain employees under the STI Plan with respect to individual objectives, may not be deductible for federal income tax purposes, depending on the amount and other types of compensation received by such employees.

Accounting for Stock-Based Compensation. Stock-based compensation represents costs related to stock-based awards granted to employees. Duke Energy recognizes stock-based compensation based upon the estimated fair value of the awards, net of estimated forfeitures at the date of issuance. The recognition period for these costs begins at either the applicable service inception date or grant date and continues throughout the requisite service period or, for certain share-based awards, until the employee becomes retirement eligible, if earlier. Compensation cost is recognized as expense or capitalized as a component of property, plant and equipment.

Non-GAAP Financial Measures. As described previously in this Compensation Discussion and Analysis, Duke Energy uses various financial measures, including adjusted diluted EPS and O&M expense, in connection with short-term and long-term incentives. Adjusted diluted EPS is a non-GAAP financial measure as it represents diluted EPS from continuing operations attributable to Duke Energy common shareholders, adjusted for the per share impact of special items and the mark-to-market impacts of economic hedges related to certain generation assets in the Commercial Power segment. Duke Energy's management also uses adjusted diluted EPS as a measure to evaluate operations of the Company. The O&M expense measure used for incentive plan purposes also is a non-GAAP financial measure as it represents GAAP O&M adjusted primarily for expenses recovered through rate riders, certain regulatory accounting deferrals, and applicable special items. Special items represent certain charges and credits that management believes will not be recurring on a regular basis, although it is reasonably possible such charges and credits could recur. The impact of an asset impairment is a special item that generally is excluded from adjusted EPS. Mark-to-market adjustments reflect the mark-to-market impact of derivative contracts, which is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory accounting treatment, used in Duke Energy's hedging of a portion of the economic value of its generation assets in the Commercial Power segment. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g., coal, power) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the economic value of the underlying hedged asset. The most directly comparable GAAP measures for adjusted diluted EPS and O&M expense measures used for incentive plan purposes are reported diluted EPS from continuing operations attributable to Duke Energy Corporation common shareholders and reported O&M expense from continuing operations, which include the impact of special items and the mark-to-market impacts of economic hedges in the Commercial Power segment.

For purposes of the LTI program, adjusted ROE is calculated based on the average of the annual adjusted ROE, with equity determined on a quarterly basis, earned by Duke Energy during the applicable performance period with each annual adjusted ROE being calculated by dividing adjusted net income by average shareholders' equity, which is calculated by reference to shareholders' equity as reported on Duke Energy's consolidated balance sheet, excluding goodwill. Under this calculation, adjusted net income is determined in a manner similar to the methodology used for calculating adjusted diluted EPS for purposes of the STI Plan.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides compensation information for our Chief Executive Officer (Ms. Good), our Chief Financial Officer (Mr. Young) and the three other most highly compensated executive officers who were employed on December 31, 2013 (Messrs. Manly, Jamil and Yates). The table also provides compensation information for Mr. Rogers, who served as our Chief Executive Officer for a portion of 2013. The table provides information for 2011 and 2012 only to the extent that each named executive officer was included in the Duke Energy Summary Compensation Table for those years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Lynn J. Good(6)	2013	929,167	0	4,177,007	0	1,103,411	87,825	175,600	6,473,010
Vice Chairman, President,	2012	617,500	0	1,220,361	0	648,401	523,790	76,515	3,086,567
and Chief Executive Officer	2011	595,833	0	1,213,768	0	495,545	187,708	84,317	2,577,171

Steven K. Young(7)	2013	409,764	0	404,173	0	265,840	66,558	36,834	1,183,169
Executive Vice President and
Chief Financial Officer

James E. Rogers(8)	2013	0	0	6,727,407	1,600,002	0	311,187	916,620	9,555,216
Former Chairman, President	2012	0	0	6,373,023	1,600,000	0	388,257	369,229	8,730,509
and Chief Executive Officer	2011	0	0	6,439,381	1,600,001	0	328,742	412,134	8,780,258

Marc E. Manly	2013	600,000	0	1,452,121	0	494,256	329,909	134,391	3,010,677
Executive Vice President and	2012	600,000	0	1,190,573	0	626,165	528,654	201,381	3,146,773
President, Commercial Businesses	2011	600,000	0	1,213,768	0	499,010	384,160	130,172	2,827,110

Dhiaa M. Jamil	2013	633,333	0	1,573,043	0	528,048	145,665	77,126	2,957,215
Executive Vice President and	2012	537,500	0	1,041,760	0	558,004	192,123	90,821	2,420,208
President, Duke Energy Nuclear	2011	520,833	0	1,062,092	0	415,669	135,802	68,619	2,203,015

Lloyd M. Yates	2013	559,673	0	1,367,408	0	497,126	59,944	177,764	2,661,915
Executive Vice President,
Regulated Utilities

(1)

This column does not reflect the value of stock awards that were actually earned or received by the named executive officers during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the performance shares (based on the probable outcome of the performance conditions as of the date of grant) and restricted stock units granted to our named executive officers in the applicable year. The aggregate grant date fair value of the performance shares granted in 2013 to Ms. Good and Messrs. Young, Rogers, Manly, Jamil and Yates, assuming that the highest level of performance would be achieved, is $4,868,108; $467,598; $7,590,023; $1,680,064; $1,819,943; and $1,582,066, respectively. The aggregate grant date fair value of the awards was determined in accordance with the accounting guidance for stock-based compensation. See Note 20 of the Consolidated Financial Statements contained in our Annual Report for an explanation of the assumptions made in valuing these awards.

(2)

This column does not reflect the value of shares that were actually acquired upon the exercise of stock options by Mr. Rogers during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the stock options granted to Mr. Rogers in the applicable year. The aggregate grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 20 of the Consolidated Financial Statements contained in our Annual Report for an explanation of the assumptions made in valuing these awards.

(3)

With respect to the applicable performance period, this column reflects amounts payable under the Duke Energy Corporation Executive Short-Term Incentive Plan. Unless deferred, the 2013 amounts were paid in March 2014.

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EXECUTIVE COMPENSATION

(4)

This column includes the amounts listed below. The amounts listed were earned over the 12-month period ending on December 31, 2013.

	Good ($)	Young ($)	Rogers ($)		Manly ($)	Jamil ($)	Yates ($)

Change in Actuarial Present Value of Accumulated Benefit Under:
Duke Energy Retirement Cash Balance Plan	22,698	25,868	(74,710)		13,704	29,459	0
Duke Energy Executive Cash Balance Plan	65,127	40,690	0		316,205	116,206	39,422
Progress Energy Pension Plan	0	0	0		0	0	20,522
Above-Market Interest Earned on Amounts Deferred Under the Deferred Compensation Agreement for Mr. Rogers	0	0	311,187		0	0	0

Total	87,825	66,558	311,187	*	329,909	145,665	59,944

*

As required by applicable SEC rules, the decrease in the actuarial present value of Mr. Rogers' benefit under the Duke Energy Retirement Cash Balance Plan is disregarded when determining the total for this column.

(5)

The All Other Compensation column includes the following for 2013:

	Good ($)	Young ($)	Rogers ($)	Manly ($)	Jamil ($)	Yates ($)

Matching Contributions Under the Duke Energy Retirement Savings Plan/Progress Energy 401(k)	15,300	15,300	0	15,300	15,300	15,300
Make-Whole Matching Contribution Credits Under the Duke Energy Corporation Executive Savings Plan	79,354	20,099	0	58,270	56,180	19,588
Personal Use of Airplane*	61,298	0	333,575	42,421	0	78,393
Airline Membership	0	0	0	0	0	0
Residential Thermostat Device	250	0	0	250	250	250
Charitable Contributions Made in the Name of the Executive**	5,000	400	5,000	5,000	5,000	0
Executive Physical Exam Program	0	0	1,122	2,500	0	1,650
Financial Planning Program	5,900	1,035	0	10,650	396	8,000
Relocation Expenses	0	0	0	0	0	54,583
Legal Fees	8,498	0	0	0	0	0
Vacation Payout***	0	0	576,923	0	0	0

Total	175,600	36,834	916,620	134,391	77,126	177,764

*

Regarding use of corporate aircraft, named executive officers are required to reimburse Duke Energy the direct operating costs of any personal travel. With respect to flights on a leased or chartered airplane, direct operating costs equal the amount that the third party charges Duke Energy for such trip. With respect to flights on the Company-owned airplane, direct operating costs include the amounts permitted by the Federal Aviation Regulations for non-commercial carriers. Named executive officers are permitted to invite their spouse or other guests to accompany them on business trips when space is available; however, in such events, the named executive officer is imputed income in accordance with IRS guidelines. The additional cost included in the table above is the amount of the IRS-specified tax deduction disallowance, if any, plus any additional carbon credits purchased with respect to the named executive officer's personal travel.

**

Certain charitable contributions made by the named executive officers are not eligible for matching under the Matching Gifts Program and therefore are not listed above. Mr. Yates was not eligible for the Matching Gifts Program in 2013.

***

Mr. Rogers' employment agreement grandfathered his right to payment of accrued unused vacation under a program previously maintained by Cinergy Corp.

(6)

Effective July 1, 2013, Ms. Good became Vice Chairman, President and Chief Executive Officer. Prior to her promotion, she served as Executive Vice President and Chief Financial Officer.

(7)

Effective August 6, 2013, Mr. Young became Executive Vice President and Chief Financial Officer. Prior to his promotion, he served as Vice President, Chief Accounting Officer and Controller.

(8)

Mr. Rogers retired effective December 31, 2013. He did not receive salary or bonus from Duke Energy during 2011-2013. As previously described, he was covered under an employment agreement with Duke Energy that provided compensation primarily through stock-based awards.

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EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)		Grant Date Fair Value of Stock and Option Awards ($)(6)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
											Exercise or Base Price of Option Awards ($/Sh)(5)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Lynn J. Good	Cash Bonus		481,333	1,013,333	1,862,000
Lynn J. Good	Long-Term Perf. Shares	2/25/2013				6,837	13,674	27,348				1,228,609
Lynn J. Good	Long-Term Perf. Shares	8/26/2013				10,773	21,546	43,092				1,935,908
Lynn J. Good	Restricted Stock Units	2/25/2013							5,860			404,985
Lynn J. Good	Restricted Stock Units	8/26/2013							9,234			607,505
Steven K. Young	Cash Bonus		117,894	248,198	456,064
Steven K. Young	Long-Term Perf. Shares	2/25/2013				1,692	3,383	6,766				303,963
Steven K. Young	Restricted Stock Units	2/25/2013							1,450			100,210
James E. Rogers	Annual Performance Shares	2/25/2013				13,746	28,939	57,733				1,999,974
James E. Rogers	Long-Term Perf. Shares	2/25/2013				17,364	34,727	52,091				2,727,459
James E. Rogers	Restricted Stock Units	2/25/2013							28,939			1,999,974
James E. Rogers	Options	2/25/2013								310,078	69.11	1,600,002
Marc E. Manly	Cash Bonus		228,000	480,000	882,000
Marc E. Manly	Long-Term Perf. Shares	2/25/2013				6,078	12,155	24,310				1,092,127
Marc E. Manly	Restricted Stock Units	2/25/2013							5,209			359,994
Dhiaa M. Jamil	Cash Bonus		240,667	506,667	931,000
Dhiaa M. Jamil	Long-Term Perf. Shares	2/25/2013				6,584	13,167	26,334				1,183,055
Dhiaa M. Jamil	Restricted Stock Units	2/25/2013							5,643			389,988
Lloyd M. Yates	Cash Bonus		220,955	465,169	854,748
Lloyd M. Yates	Long-Term Perf. Shares	2/25/2013				5,723	11,446	22,892				1,028,423
Lloyd M. Yates	Restricted Stock Units	2/25/2013							4,905			338,985

(1)

Reflects the STI opportunity granted to our named executive officers (other than Mr. Rogers) in 2013 under the Duke Energy Corporation Executive Short-Term Incentive Plan. The information included in the "Threshold," "Target" and "Maximum" columns reflects the range of potential payouts under the plan established by the Compensation Committee. The actual amounts earned by each executive under the terms of such plan are disclosed in the Summary Compensation Table.

(2)

Reflects the performance shares granted to our named executive officers in 2013 under the Duke Energy Corporation 2010 Long-Term Incentive Plan. The information included in the "Threshold," "Target" and "Maximum" columns reflects the range of potential payouts under the plan established by the Compensation Committee. Earned performance shares will be paid following the end of the 2013-2015 performance period (or, with respect to Mr. Rogers, following the 2013 and 2013-2015 performance periods), based on the extent to which the performance goals have been achieved. Any shares not earned are forfeited. In addition, following a determination that the performance goals have been achieved, participants will receive a cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the performance period multiplied by the number of performance shares earned.

(3)

Reflects the restricted stock units granted to our named executive officers in 2013 under the Duke Energy Corporation 2010 Long-Term Incentive Plan. The restricted stock units generally vest in equal portions on each of the first three anniversaries of the grant date, provided the recipient continues to be employed by Duke Energy on each vesting date. The restricted stock units granted to Ms. Good on August 26, 2013, will vest on the first three anniversaries of February 25, 2013. The restricted stock units granted to Mr. Rogers vested ratably in four equal quarterly installments following the grant. If dividends are paid during the vesting period, then the participants will receive a current cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the vesting period multiplied by the number of unvested restricted stock units.

(4)

Reflects the number of shares that may be issued to Mr. Rogers on exercise of the stock option granted in 2013 under the Duke Energy Corporation 2010 Long-Term Incentive Plan. As a result of Mr. Rogers' retirement on December 31, 2013, this option will continue to vest in three equal annual installments on January 1, 2014, January 1, 2015 and January 1, 2016, in accordance with its terms.

(5)

Reflects the exercise price for the stock option granted to Mr. Rogers in 2013, which equals the fair market value of the underlying shares on the date of grant.

(6)

Reflects the grant date fair value of each restricted stock unit, performance share (based on the probable outcome of the performance conditions as of the date of grant) and stock option award granted to our named executive officers in 2013, as computed in accordance with the accounting guidance for stock-based compensation.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the outstanding equity awards held by our named executive officers as of December 31, 2013. Pursuant to the terms of the merger agreement with Progress Energy, Duke Energy was required to assume the Progress Energy equity awards that were granted prior to the merger and convert them to Duke Energy equity awards of equivalent value and with the same terms and conditions.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Lynn J. Good	0
Lynn J. Good					21,210	1,463,702
Lynn J. Good							10,217	705,041
Lynn J. Good							6,811	470,027
Lynn J. Good							70,440	4,861,064
Steven K. Young	0
Steven K. Young					3,029	209,031
Steven K. Young							2,642	182,290
Steven K. Young							1,761	121,527
Steven K. Young							6,766	466,922
James E. Rogers	0	119,314	53.94	2/22/2021
James E. Rogers	0	226,468	63.21	2/27/2022
James E. Rogers	0	310,078	69.11	2/25/2023
James E. Rogers					0	0
James E. Rogers							28,477	1,965,181
James E. Rogers							18,985	1,310,120
James E. Rogers							52,091	3,594,765
Marc E. Manly	0
Marc E. Manly					11,230	774,982
Marc E. Manly							9,967	687,805
Marc E. Manly							6,645	458,537
Marc E. Manly							24,310	1,677,633
Dhiaa M. Jamil	0
Dhiaa M. Jamil					10,912	753,037
Dhiaa M. Jamil							8,721	601,836
Dhiaa M. Jamil							5,814	401,224
Dhiaa M. Jamil							26,334	1,817,309
Lloyd M. Yates	0
Lloyd M. Yates					12,897	890,022
Lloyd M. Yates							4,541	313,380
Lloyd M. Yates							4,541	313,380
Lloyd M. Yates							22,892	1,579,777

(1)

Mr. Rogers previously received stock options each year per the terms of his February 2009 employment agreement. Following his retirement, these options continue to vest and become exercisable in three equal installments on January 1 of the following three years after grant.

(2)

Ms. Good and Messrs. Young, Manly and Jamil received restricted stock units on February 22, 2011, February 27, 2012, and February 25, 2013, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant. In addition, Ms. Good received restricted stock units on August 26, 2013, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of February 25, 2013. Mr. Yates received restricted stock units on March 16, 2011, March 16, 2012, and February 25, 2013, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant. Mr. Yates also received a second grant of restricted stock units on March 16, 2011, which vest, subject to certain exceptions, on the third anniversary of the grant date. All restricted stock units held by Mr. Rogers vested on or before December 31, 2013.

(3)

Ms. Good and Messrs. Young, Rogers, Manly and Jamil received performance shares on February 27, 2012 and on February 25, 2013, that, subject to certain exceptions, are eligible for vesting on December 31, 2014 and December 31, 2015, respectively. Mr. Yates received performance shares on March 16, 2012 and on February 25, 2013, that, subject to certain exceptions, are eligible for vesting on January 1, 2015 and December 31, 2015, respectively. Pursuant to applicable SEC rules, (i) one-half of the performance shares (relating to the ROE performance measure) that were granted in 2012 are listed at the maximum number of shares; (ii) one-half of the performance shares (relating to the TSR performance measure and the ongoing EPS performance measure) that were granted in 2012 are listed at the target number of shares; and (iii) all of the performance shares granted in 2013 are listed at the maximum number of shares.

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EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

	Option Awards				Stock Awards
	Duke Energy		Spectra Energy(1)		Duke Energy
Name	Number of Duke Energy Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Spectra Energy Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Duke Energy Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)

Lynn J. Good	8,112	204,994	0	0	29,180	2,207,400
Steven K. Young	0	0	0	0	7,519	568,732
James E. Rogers	920,683	19,090,419	1,199,512	12,008,903	125,086	9,245,213
Marc E. Manly	0	0	0	0	29,235	2,211,189
Dhiaa M. Jamil	0	0	0	0	25,225	1,910,084
Lloyd M. Yates	0	0	0	0	16,586	1,148,918

(1)

Effective on January 2, 2007, Duke Energy spun off its natural gas businesses to form Spectra Energy. Effective with the spinoff, equitable adjustments were made with respect to then-outstanding stock options and outstanding equity awards relating to Duke Energy common stock. All such awards were adjusted into two separate awards, one relating to Duke Energy common stock and one relating to Spectra Energy common stock. Other than Mr. Rogers' option exercises listed above, no other named executive officer held or exercised Spectra Energy stock options or equity awards in 2013.

(2)

The value realized upon exercise was calculated based on the closing price of a share of Duke Energy or Spectra Energy common stock on the date of option exercise.

(3)

Includes vested restricted stock units and performance shares covering the 2011-2013 performance period for all executives, as well as Mr. Rogers' annual performance shares for 2013. The Compensation Committee certified the achievement of the applicable performance measures for the performance share cycles ending in 2013 on February 25, 2014.

(4)

The value realized upon vesting of stock awards was calculated based on the closing price of a share of Duke Energy common stock on the respective vesting date and includes the following cash payments for dividend equivalents on earned performance shares: Ms. Good: $189,458; Mr. Young: $48,751; Mr. Rogers: $614,189; Mr. Manly: $189,458; and Mr. Jamil: $165,772. The value realized upon the vesting of the performance shares for Mr. Yates includes reinvested dividends through the fourth quarter of 2013. Dividend equivalents for the first quarter of 2014 are not included above but were paid due to the fact that the vested performance shares were not distributed until after the certification of performance results on February 25, 2014.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Lynn J. Good	Duke Energy Retirement Cash Balance Plan	10.67	183,242	0
Lynn J. Good	Duke Energy Corporation Executive Cash Balance Plan	10.67	4,983,188	0
Steven K. Young	Duke Energy Retirement Cash Balance Plan	33.51	531,024	0
Steven K. Young	Duke Energy Corporation Executive Cash Balance Plan	33.51	467,892	0
James E. Rogers	Duke Energy Retirement Cash Balance Plan	16.77	580,826	0
Marc E. Manly	Duke Energy Retirement Cash Balance Plan	11.17	448,826	0
Marc E. Manly	Duke Energy Corporation Executive Cash Balance Plan	11.17	8,664,381	0
Dhiaa M. Jamil	Duke Energy Retirement Cash Balance Plan	32.34	561,059	0
Dhiaa M. Jamil	Duke Energy Corporation Executive Cash Balance Plan	32.34	646,610	0
Lloyd M. Yates	Progress Energy Pension Plan	15.03	328,415	0
Lloyd M. Yates	Duke Energy Corporation Executive Cash Balance Plan	15.03	2,721,734	0

(1)

Mr. Rogers' credited service is frozen as of April 3, 2006, which is the date of the merger of Duke Energy and Cinergy Corp.

Duke Energy provides pension benefits that are intended to assist its retirees with their retirement income needs. A more detailed description of the plans that comprise Duke Energy's pension program follows.

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EXECUTIVE COMPENSATION

Duke Energy Retirement Cash Balance Plan

Ms. Good and Messrs. Young, Jamil and Manly actively participate in the Duke Energy Retirement Cash Balance Plan ("RCBP"), which is a noncontributory, defined benefit retirement plan that is intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. The RCBP generally covers employees of Duke Energy and affiliates, with certain exceptions for individuals previously employed with Progress Energy and who are covered under the Progress Plan (described below). The RCBP currently provides benefits under a "cash balance account" formula (described below are certain prior plan formulas). Ms. Good and Messrs. Young, Jamil and Manly have satisfied the eligibility requirements to receive his or her RCBP account benefit upon termination of employment. The RCBP benefit is payable in the form of a lump sum in the amount credited to a hypothetical account at the time of benefit commencement. Payment is also available in annuity forms based on the actuarial equivalent of the account balance.

The amount credited to the hypothetical account is increased with monthly pay credits equal to (i) for participants with combined age and service of less than 35 points, 4% of eligible monthly compensation, (ii) for participants with combined age and service of 35 to 49 points, 5% of eligible monthly compensation, (iii) for participants with combined age and service of 50 to 64 points, 6% of eligible monthly compensation, and (iv) for participants with combined age and service of 65 or more points, 7% of eligible monthly compensation. If the participant earns more than the Social Security wage base, the account is credited with additional pay credits equal to 4% of eligible compensation above the Social Security wage base. Interest credits are credited monthly. The interest rate for benefits accrued after 2012 is based on an annual interest factor of 4% and for benefits accrued before 2013 is based generally on the annual yield on the 30-year Treasury rate (determined quarterly), subject to a minimum of 4% and a maximum of 9%.

For the RCBP, eligible monthly compensation is equal to Form W-2 wages, plus elective deferrals under a 401(k), cafeteria, or 132(f) transportation plan, and deferrals under the Executive Savings Plan. Compensation does not include severance pay (including vacation bank time and payment for unused vacation), expense reimbursements, allowances, cash or noncash fringe benefits, moving expenses, bonuses for performance periods in excess of one year, transition pay, LTI compensation (including income resulting from any stock-based awards such as stock options, stock appreciation rights, restricted stock units or restricted stock), military leave of absence pay (including differential wage payments) and other compensation items to the extent described as not included for purposes of benefit plans or the RCBP. The benefit under the RCBP is limited by maximum benefits and compensation limits under the Internal Revenue Code.

Effective at the end of 2012, the Cinergy Corp. Non-Union Employees' Pension Plan ("Cinergy Plan") was merged into the RCBP. The balances that Ms. Good and Mr. Manly had under the Cinergy Plan's "cash balance account" formula at the end of 2012 were credited to their hypothetical accounts under the RCBP. Prior to 2011, the Cinergy Plan also provided benefits under the Traditional Program formula, which provides benefits based on service and final average monthly pay. After 2010, all non-union participants in the Traditional Program formula, including Mr. Manly, were moved into the Cinergy Plan's cash balance account formula with the retention of a frozen accrued benefit under the Traditional Program (i.e., the benefit is not increased for service and pay after 2010). Mr. Rogers has an accrued benefit under the Traditional Program, but his benefit was "frozen" on April 3, 2006 (i.e., it is not increased by Mr. Rogers' service and pay after April 3, 2006). Ms. Good has always participated in the Cinergy Plan's cash balance account formula.

Under the Cinergy Plan's Traditional Program, in which Mr. Rogers participated prior to April 3, 2006, and in which Mr. Manly participated prior to 2011, each participant earns a benefit under a final average pay formula, which calculates pension benefits based on a participant's "highest average earnings" and years of plan participation. The Traditional Program benefit is payable following normal retirement at age 65, following early retirement at or after age 50 with three or more years of service (with reduction in the life annuity for commencement before age 62 in accordance with prescribed factors) and at or after age 55 with combined age and service of 85 points (with no reduction in the life annuity for commencement before normal retirement age). Mr. Rogers is eligible for an unreduced retirement benefit. Mr. Manly is eligible for an early retirement benefit, the amount of which would be reduced for early commencement. Payment is available in a variety of annuity forms.

The Traditional Program benefit formula is the sum of (a), (b), and (c), where (a) is 1.1% of final average monthly pay ("FAP") times years of participation (up to a maximum of 35 years); where (b) is 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years); and where (c) is 1.55% of FAP times years of participation in excess of 35. The benefit under the Traditional Program will not be less than the minimum formula, which is the sum of (x) and (y), where (x) is the lesser of (i) 1.12% of FAP times years of participation (up to a maximum of 35 years) plus 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years) or (ii) 1.163% of FAP times years of participation (up to a maximum of 35 years); and where (y) is 1.492% of FAP times years of participation over 35 years. Social Security covered compensation is the average of the Social Security wage bases during the 35 calendar years ending in the year the participant reaches Social Security retirement age.

FAP is the average of the participant's total pay during the three consecutive years of highest pay from the last 10 years of participation. This is determined using the three consecutive calendar years or last 36 months of participation that yield the

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highest FAP (determined without including banked vacation). For Mr. Manly and other similarly situated participants, banked vacation as of December 31, 2010 (or, if less, at retirement) is then added to this amount to obtain the FAP. Mr. Manly's FAP was frozen on December 31, 2010, and will not be increased by compensation received thereafter.

Total pay under the Traditional Program includes base salary or wages, overtime pay, shift premiums, work schedule recognition pay, holiday premiums, unused banked vacation pay, performance lump-sum pay, annual incentive plan awards and annual performance cash awards. Total pay does not include reimbursements or other expense allowances, imputed income, fringe benefits, moving and relocation expenses, deferred compensation, welfare benefits, long-term performance awards and executive individual incentive awards. The benefit under the Traditional Program is limited by maximum benefits and compensation limits under the Internal Revenue Code.

Duke Energy Corporation Executive Cash Balance Plan

Messrs. Young, Jamil and Yates actively participate in the Duke Energy Corporation Executive Cash Balance Plan ("ECBP"), which is a noncontributory, defined benefit retirement plan that is not intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. Benefits earned under the ECBP are attributable to (i) compensation in excess of the annual compensation limit ($260,000 for 2014) under the Internal Revenue Code that applies to the determination of pay credits under the RCBP and Progress Plan; (ii) restoration of benefits in excess of a defined benefit plan maximum annual benefit limit ($210,000 for 2014) under the Internal Revenue Code that applies to the RCBP and Progress Plan; and (iii) supplemental benefits granted to a particular participant. Generally, benefits earned under the RCBP, Progress Plan and the ECBP vest upon completion of three years of service, and, with certain exceptions, vested benefits generally become payable upon termination of employment with Duke Energy.

Amounts were credited to an account established for Ms. Good and Mr. Manly under the ECBP pursuant to an amendment to each of their prior employment agreements that was negotiated in connection with the merger of Cinergy Corp. and Duke Energy. Ms. Good and Mr. Manly will not earn any additional benefits under any nonqualified defined benefit plan (other than future interest credits under the ECBP) unless and until they continue employment with Duke Energy past age 62.

Effective as of July 2, 2012 (i.e., the closing of the Duke Energy/Progress Energy merger), the portion of the Supplemental Senior Executive Retirement Plan of Progress Energy, Inc. ("Progress Energy Supplemental Plan") relating to the ten active participants in the Progress Energy Supplemental Plan, including Mr. Yates, was merged into the ECBP, resulting in the nonqualified retirement benefits that were originally to be provided to the Progress Energy participants under the Progress Energy Supplemental Plan, to be instead provided pursuant to the ECBP. The ECBP provides that Mr. Yates will participate in the ECBP and, subject to the terms and conditions of the ECBP, be entitled to nonqualified retirement benefits equal to the greater of:

•
The sum of (i) the accrued benefit under the Progress Energy Supplemental Plan frozen as of July 2, 2012 (based on applicable service and compensation earned prior to July 2, 2012), and (ii) future benefits under the ECBP with respect to service and compensation levels following July 2, 2012; or

•
The benefits earned under the Progress Energy Supplemental Plan, as increased by post-July 2, 2012 service and cost of living adjustments.

Mr. Yates participates in the Progress Energy Supplemental Plan formula of the ECBP and is fully vested in his benefit. Payments attributable to the Progress Energy Supplemental Plan formula generally are made in the form of an annuity, payable at age 65. The monthly payment is calculated using a formula that equates to 4% per year of service (capped at 62%) multiplied by the average monthly eligible pay (annual base salary and annual cash incentive award) for the highest completed 36 months of eligible pay within the preceding 120-month period. Benefits under the Progress Energy Supplemental Plan formula are fully offset by Social Security benefits and by benefits paid under the Progress Plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire prior to age 65 and his or her benefit generally will commence within 60 days of the first calendar month following retirement. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65. All service with Duke Energy and its affiliates is treated as eligible service for purposes of meeting the Progress Energy Supplemental Plan's eligibility requirements.

Progress Energy Pension Plan

Mr. Yates participates in the Progress Energy Pension Plan ("Progress Plan"), which is a noncontributory defined benefit pension plan sponsored by Progress Energy for eligible non-bargaining employees. The Progress Plan is a "cash balance" defined benefit plan. After 2013, the Progress Plan provides for cash balance benefits under the same formula as the RCBP. Prior to 2014, pay credits ranged from 3% to 7% depending on the participant's age at the beginning of each

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plan year, plus an additional similar credit on eligible pay above 80% of the Social Security wage base. Interest credits for benefits accrued before 2014 are based on an annual interest credit rate of 4% and are added to cash balance accounts on December 31 of each year based on account balances as of January 1. Generally, employees become vested under the Progress Plan on the earlier of the date they complete three years of vesting service or the date they reach normal retirement age, which is age 65, while employed. At benefit commencement, an employee has several lump sum and annuity payment options.

Present Value Assumptions

Because the pension amounts shown in the Pension Benefits Table are the present values of current accrued retirement benefits, numerous assumptions must be applied. The values are based on the same assumptions as used in our Annual Report, except as required by applicable SEC rules. Such assumptions include a 4.7% discount rate and an interest crediting rate of 4.5% for Duke Energy cash balance accounts for benefits accrued before 2013 and 4% for benefits accrued after 2012 and 4% for the Progress Plan cash balance accounts. Cash balance accounts are assumed to be paid in the form of a lump sum. Annuity benefits are assumed to be paid in the form of either (i) a single life annuity or (ii) a 50% joint and survivor annuity. The post-retirement mortality assumption is consistent with that used in our Annual Report. Benefits are assumed to commence at age 62 for Ms. Good and Messrs. Rogers and Manly and at age 65 for Messrs. Young, Jamil and Yates, or the named executive officer's current age (if later), and each named executive officer is assumed to remain employed until that age.

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EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)		Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)(5)

Lynn J. Good	74,333	79,354	88,320		0		715,661
Duke Energy Corporation Executive Savings Plan

Steven K. Young	14,731	20,099	104,117		0		521,271
Duke Energy Corporation Executive Savings Plan

James E. Rogers	0	0	2,289,395		0		12,036,372
Duke Energy Corporation Executive Savings Plan

Deferred Compensation Agreement	0	0	664,928	(3)	(801,000	)(4)	4,464,514	(6)

Marc E. Manly	65,655	58,270	403,445		0		1,940,041
Duke Energy Corporation Executive Savings Plan

Dhiaa M. Jamil	105,610	56,180	278,269		0		1,916,343
Duke Energy Corporation Executive Savings Plan

Lloyd M. Yates	28,083	19,588	139,106		0		1,030,716
Duke Energy Corporation Executive Savings Plan

(1)

Includes $74,333, $4,098, $36,000, and $28,083 of salary deferrals credited to the plan in 2013 on behalf of Ms. Good and Messrs. Young, Manly and Yates, respectively, which are included in the salary column of the Summary Compensation Table. Includes $10,634, $29,655, and $105,610 of short-term incentive deferrals earned in 2013 and credited to the plan in 2014 on behalf of Messrs. Young, Manly and Jamil.

(2)

Reflects make-whole matching contribution credits made under the Executive Savings Plan, which are reported in the All Other Compensation column of the Summary Compensation Table.

(3)

Includes above-market interest of $311,187 for Mr. Rogers as reported in footnote 4 to the Summary Compensation Table on page 52.

(4)

Reflects a payment to Mr. Rogers pursuant to the terms of the Deferred Compensation Agreement that he entered into with PSI Energy, Inc. (subsequently renamed Duke Energy Indiana, Inc.) on December 16, 1992.

(5)

The aggregate balance as of December 31, 2013, for each named executive officer includes the following aggregate amount of prior deferrals of base salary, short-term incentives and long-term incentives, as well as employer matching contributions and nonqualified deferred compensation earnings, that were previously earned and reported as compensation on the Summary Compensation Table for the years 2006 through 2012: (i) Ms. Good – $469,221; (ii) Mr. Rogers – $2,021,836; (iii) Mr. Manly – $1,238,262; and (iv) Mr. Jamil – $337,103. These amounts have since been adjusted, pursuant to the terms of the Executive Savings Plan for investment performance (e.g., earnings and losses), deferrals, contributions and distributions. The aggregate balance as of December 31, 2013 also includes amounts earned in 2013 but credited to the plan in 2014, including the amounts described in footnotes 1 and 2 above.

(6)

Reflects Mr. Rogers' accrued benefit under the Deferred Compensation Agreement that he entered into with PSI Energy, Inc. (subsequently renamed Duke Energy Indiana, Inc.) on December 16, 1992.

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Duke Energy Corporation Executive Savings Plan

Under the Executive Savings Plan, participants can elect to defer a portion of their base salary and short-term incentive compensation. Prior to 2013, participants could also defer certain LTI compensation (other than stock options). Participants also receive a company matching contribution in excess of the contribution limits prescribed by the Internal Revenue Code under the Duke Energy Retirement Savings Plan, which is the 401(k) plan in which the named executive officers participate.*

In general, payments are made following termination of employment or death in the form of a lump sum or installments, as selected by the participant. Participants may direct the deemed investment of base salary deferrals, STI deferrals and matching contributions among investment options available under the Duke Energy Retirement Savings Plan, including the Duke Energy Common Stock Fund. Participants may change their investment elections on a daily basis. Deferrals of equity awards are credited with earnings and losses based on the performance of the Duke Energy Common Stock Fund. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy's creditors.

Mr. Yates previously participated in the Progress Energy, Inc. Management Deferred Compensation Plan ("MDCP"), the Progress Energy, Inc. Management Incentive Compensation Plan ("MICP") and the Progress Energy, Inc. Performance Share Sub-Plan ("PSSP"), each of which permitted voluntary deferrals and was merged with and into the Executive Savings Plan effective as of the end of 2013. In addition to voluntary deferrals, the MDCP also provided for employer contributions of 6% of base salary over the limits prescribed by the Internal Revenue Code under the Progress Energy 401(k) Savings and Stock Ownership Plan. With respect to the plans that were merged into the Executive Savings Plan, participants are entitled to the same benefits, distribution timing and forms of benefit that were provided by the MDCP, MICP and PSSP immediately prior to January 1, 2014. These pre-2014 benefits generally are payable following termination of employment, or in certain cases on a date previously specified by the participant, in the form of a lump sum or installments, as selected by the participant.

Deferred Compensation Agreement for Mr. Rogers

In 1992, PSI Energy, Inc. (subsequently renamed Duke Energy Indiana, Inc.) entered into a deferred compensation agreement with Mr. Rogers. Except for earnings on amounts previously deferred, Mr. Rogers did not accrue any additional benefits under this agreement in 2013. The agreement provides Mr. Rogers with the right to receive two 15-year annual cash benefits. The two annual cash payments, in the amount of $554,000 and $247,000, respectively, commenced in 2010. The deferred payments accrue interest at an annual rate of 17.5%. The benefits payable under the agreement are unfunded and subject to the claims of Duke Energy's creditors.

*

The Duke Energy Retirement Savings Plan is a tax-qualified "401(k) plan" that provides a means for employees to save for retirement on a tax-favored basis and to receive an employer matching contribution. The employer matching contribution is equal to 100% of the named executive officer's before-tax and Roth 401(k) contributions (excluding "catch-up" contributions) with respect to 6% of eligible pay. For this purpose, "eligible pay" includes base salary and STI compensation. Earnings on amounts credited to the Duke Energy Retirement Savings Plan are determined based on the performance of investment funds (including a Duke Energy Common Stock Fund) selected by each participant. Effective as of the close of business on December 31, 2013, the 401(k) plan in which Mr. Yates previously participated (i.e., the Progress Energy 401(k) Savings and Stock Ownership Plan) was merged with and into the Duke Energy Retirement Savings Plan, at which time Mr. Yates began to participate in the Duke Energy Retirement Savings Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Under certain circumstances, each named executive officer* would be entitled to compensation in the event his or her employment terminates or upon a change in control. The amount of the compensation is contingent upon a variety of factors, including the circumstances under which he or she terminates employment. The relevant agreements that each named executive officer has entered into with Duke Energy are described below, followed by a table that quantifies the amount that would become payable to each named executive officer as a result of his or her termination of employment.

The amounts shown assume that such termination was effective as of December 31, 2013, and are merely estimates of the amounts that would be paid to the named executive officers upon their termination. The actual amounts to be paid can only be determined at the time of such named executive officer's termination of employment.

The table shown below does not include certain amounts that have been earned and that are payable without regard to the named executive officer's termination of employment. Such amounts, however, are described immediately following the table.

Under each of the compensation arrangements described below for Messrs. Young, Manly and Jamil, "change in control" generally means the occurrence of one of the following: (a) the date any person or group becomes the beneficial owner of 30% or more of the combined voting power of Duke Energy's then outstanding securities; (b) during any period of two consecutive years, the directors serving at the beginning of such period or who are elected thereafter with the support of not less than 2/3 of those directors cease for any reason other than death, disability or retirement to constitute at least a majority thereof; (c) the consummation of a merger, consolidation, reorganization or similar corporate transaction, which has been approved by the shareholders of Duke Energy, regardless of whether Duke Energy is the surviving company, unless Duke Energy's outstanding voting securities immediately prior to the transaction continue to represent at least 50% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; (d) the consummation of a sale of all or substantially all of the assets of Duke Energy or a complete liquidation or dissolution, which has been approved by the shareholders of Duke Energy; or (e) under certain arrangements, the date of any other event that the Board of Directors determines should constitute a change in control.

Employment Agreement with Ms. Good

Effective July 1, 2013, Duke Energy entered into an employment agreement with Ms. Good that contains a three-year initial term, and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years. Upon a termination of Ms. Good's employment by Duke Energy without "cause" or by Ms. Good for "good reason" (each as defined below), the following severance payments and benefits would be payable: (a) a lump-sum payment equal to a pro-rata amount of her annual bonus for the portion of the year that the termination of employment occurs during which she was employed, determined based on the actual achievement of performance goals; (b) a lump-sum payment equal to 2.99 times the sum of her annual base salary and target annual bonus opportunity; (c) continued access to medical and dental benefits for 2.99 years, with monthly amounts relating to Duke Energy's portion of the costs of such coverage paid by Duke Energy (reduced by coverage provided by future employers, if any) and a lump-sum payment equal to the cost of basic life insurance coverage for 2.99 years; (d) one year of outplacement services; (e) if termination occurs within 30 days prior to, or two years after a change in control of Duke Energy, vesting in unvested retirement plan benefits that would have vested during the two years following the change in control and a lump-sum payment equal to the maximum contributions and allocations that would have been made or allocated if she had remained employed for an additional 2.99 years; and (f) 2.99 additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.

Ms. Good is not entitled to any form of tax gross-up in connection with Sections 280G and 4999 of the Internal Revenue Code. Instead, in the event that the severance payments or benefits otherwise would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause Ms. Good to retain an after-tax amount in excess of what would be retained if no reduction were made.

*

The compensation payable to Mr. Rogers upon his retirement from Duke Energy, effective December 31, 2013, is summarized under the sub-heading "Retirement of Mr. Rogers" on page 66.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Under Ms. Good's employment agreement, "cause" generally means, unless cured within 30 days, (a) a material failure by Ms. Good to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with her position; (b) the final conviction of Ms. Good of a felony or crime involving moral turpitude; (c) an egregious act of dishonesty by Ms. Good in connection with employment, or a malicious action by Ms. Good toward the customers or employees of Duke Energy; (d) a material breach by Ms. Good of Duke Energy's Code of Business Ethics; or (e) the failure of Ms. Good to cooperate fully with governmental investigations involving Duke Energy. "Good reason," for this purpose, generally means, unless cured within 30 days: (a) a material reduction in Ms. Good's annual base salary or target annual bonus (exclusive of any across the board reduction similarly affecting substantially all similarly situated employees); or (b) a material diminution in Ms. Good's positions (including status, offices, titles and reporting relationships), authority, duties or responsibilities or any failure by the Board of Directors to nominate Ms. Good for reelection as a member of the Board of Directors.

Ms. Good's employment agreement contains restrictive covenants related to confidentiality, mutual nondisparagement, noncompetition and nonsolicitation obligations. The noncompetition and nonsolicitation obligations survive for two years following her termination of employment.

Severance Protection for Mr. Yates

In connection with the merger with Progress Energy, Duke Energy assumed the MCICP, which provides the following severance protection to Mr. Yates in the event that, within two years of a change in control of Progress Energy (which included its merger with Duke Energy), there is an involuntary termination of the participant's employment without "cause" (as defined in the MCICP) or the participant voluntarily terminates employment for "good reason" (as defined in the MCICP): (a) 300% of base salary and the greater of the participant's average STI payment over the prior three years or his target STI payment; (b) up to three years of continued health and welfare benefits; (c) 100% of the participant's target short-term incentive for the year of the termination; (d) full vesting of outstanding stock awards; and (e) the participant shall be deemed to have met the minimum service requirements under the Progress Energy Supplemental Senior Executive Retirement Plan. The MCICP also provides a gross-up for golden parachute excise taxes. Duke Energy does not provide excise tax gross-ups for severance benefits provided under the Change in Control Agreements or under the Executive Severance Plan, but as a result of the Progress Energy merger, we assumed the MCICP, which was adopted by Progress Energy prior to the merger and which provides golden parachute tax gross-up payments under certain circumstances. These severance benefits are subject to compliance with noncompetition and nonsolicitation restrictions. This plan will terminate pursuant to its terms on July 2, 2014, which is the second anniversary of the merger of Duke Energy and Progress Energy.

Other Named Executive Officers

Duke Energy entered into a Change in Control Agreement with Mr. Young effective as of July 1, 2005, with Mr. Manly effective as of April 4, 2006, and with Mr. Jamil effective as of February 26, 2008, all of which were amended and restated effective as of August 26, 2008, and subsequently amended effective as of January 8, 2011. The agreements have an initial term of two years commencing as of the original effective date, after which the agreements automatically extend, unless six months' prior written notice is provided, on a month-to-month basis.

The Change in Control Agreements provide for payments and benefits to the executive in the event of termination of employment within two years after a "change in control" by Duke Energy without "cause" or by the executive for "good reason" (each as defined below) as follows: (a) a lump-sum cash payment equal to a pro-rata amount of the executive's target bonus for the year in which the termination occurs; (b) a lump-sum cash payment equal to two times the sum of the executive's annual base salary and target annual bonus opportunity in effect immediately prior to termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting "good reason"; (c) continued medical, dental and basic life insurance coverage for a two-year period or a lump-sum cash payment of equivalent value (reduced by coverage obtained by subsequent employers); and (d) a lump-sum cash payment of the amount Duke Energy would have allocated or contributed to the executive's qualified and nonqualified defined benefit pension plan and defined contribution savings plan accounts during the two years following the termination date, plus the unvested portion, if any, of the executive's accounts as of the date of termination that would have vested during the remaining term of the agreement. If the executive would have become eligible for normal retirement at age 65 within the two-year period following termination, the two times multiple or two-year period mentioned above will be reduced to the period from the termination date to the executive's normal retirement date. The agreements also provide for enhanced benefits (i.e., two years of additional vesting) with respect to equity awards.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Under the Change in Control Agreements, each named executive officer also is entitled to reimbursement of up to $50,000 for the cost of certain legal fees incurred in connection with claims under the agreements. In the event that any of the payments or benefits provided for in the Change in Control Agreement otherwise would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a named executive officer becomes entitled to payments and benefits under a Change in Control Agreement, he would be subject to a one-year noncompetition and nonsolicitation provision from the date of termination, in addition to certain confidentiality and cooperation provisions.

The Executive Severance Plan provides certain executives, including Messrs. Young, Manly and Jamil, with severance payments and benefits upon a termination of employment under certain circumstances. Pursuant to the terms of the Executive Severance Plan, "Tier I Participants," which include Duke Energy's eligible named executive officers, would be entitled, subject to the execution of a waiver and release of claims, to the following payments and benefits in the event of a termination of employment by (a) Duke Energy without "cause" (as defined below) or (b) the participant for "good reason" (as defined below): (1) a lump-sum payment equal to a pro-rata amount of the participant's annual bonus for the year that the termination of employment occurs, determined based on the actual achievement of performance goals under the applicable performance-based bonus plan; (2) a lump-sum payment equal to two times the sum of the participant's annual base salary and target annual bonus opportunity in effect immediately prior to termination of employment or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting "good reason"; (3) continued access to medical and dental insurance for a two-year period following termination of employment, with monthly amounts relating to Duke Energy's portion of the costs of such coverage paid to the participant by Duke Energy (reduced by coverage provided to the participant by future employers, if any) and a lump-sum payment equal to the cost of two years of basic life insurance coverage; (4) one year of outplacement services; and (5) two additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.

The Executive Severance Plan also provides that, in the event any of the payments or benefits provided for in the Executive Severance Plan otherwise would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a participant becomes entitled to payments and benefits under the Executive Severance Plan, he or she would be subject to certain restrictive covenants, including those related to noncompetition, nonsolicitation and confidentiality.

Duke Energy has the right to terminate any participant's participation in the Executive Severance Plan but must provide the participant with one year notice and the participant would continue to be eligible for all severance payments and benefits under the Executive Severance Plan during the notice period. Any employee who is eligible for severance payments and benefits under a separate agreement or plan maintained by Duke Energy (such as a Change of Control Agreement) would receive compensation and benefits under such other agreement or plan (and not the Executive Severance Plan).

For purposes of the Change in Control Agreements and the Executive Severance Plan, "cause" generally means, unless cured within 30 days, (a) a material failure by the executive to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with the executive's position; (b) the final conviction of the executive of a felony or crime involving moral turpitude; (c) an egregious act of dishonesty by the executive in connection with employment, or a malicious action by the executive toward the customers or employees of Duke Energy; (d) a material breach by the executive of Duke Energy's Code of Business Ethics; or (e) the failure of the executive to cooperate fully with governmental investigations involving Duke Energy. "Good reason," for this purpose, generally means: (a) a material reduction in the executive's annual base salary or target annual bonus as in effect either immediately prior to the change in control or the termination under the Executive Severance Plan (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (b) a material diminution in the participant's positions (including status, offices, titles and reporting relationships), authority, duties or responsibilities as in effect either immediately prior to the change in control or immediately prior to a Tier I participant's termination of employment under the Executive Severance Plan.

64    DUKE ENERGY – 2014 Proxy Statement

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Equity Awards – Consequences of Termination of Employment

As described above, each year Duke Energy grants long-term incentives to its executive officers, and the terms of these awards vary somewhat from year to year. The following table summarizes the consequences under Duke Energy's LTI award agreements, without giving effect to Ms. Good's employment agreement, the Change in Control Agreements, the Executive Severance Plan or the MCICP described above, that would generally occur with respect to outstanding equity awards in the event of the termination of employment of Ms. Good and Messrs. Young, Manly, Jamil and Yates.

Event	Consequences

Voluntary termination or involuntary termination (retirement-eligible)	Restricted Stock Units – awards granted prior to 2013 continue to vest, prorated portion of other awards vests Performance Shares – prorated portion of award vests based on actual performance
Voluntary termination (not retirement-eligible)	Restricted Stock Units and Performance Shares – the executive's right to unvested portion of award terminates immediately
Involuntary termination after a CIC	Restricted Stock Units – immediate vesting Performance Shares – see impact of change in control below
Death or Disability	Restricted Stock Units – immediate vesting Performance Shares – prorated portion of award vests based on actual performance*
Change in Control	Restricted Stock Units – no impact absent termination of employment
Performance Shares – prorated portion of award vests based on target performance

*
Notwithstanding the above, the performance shares granted by Progress Energy for the 2012 -2014 performance period contain the following rules in the event of death: If there are six or more months remaining in the performance period, a prorated portion of the target award is paid. If there are fewer than six months remaining in the performance period, the full award is paid based on actual performance.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR
A CHANGE IN CONTROL ("CIC")

Name and Triggering Event		Cash Severance Payment ($)(1)	Incremental Retirement Plan Benefit ($)(2)	Welfare and Other Benefits ($)(3)	Stock Awards ($)(4)

Lynn J. Good
•	Voluntary termination without good reason	0	0	0	0
•	Involuntary or good reason termination under Employment Agreement	8,073,000	0	54,573	5,289,695
•	Involuntary or good reason termination after a CIC	8,073,000	556,390	54,573	4,989,325
•	Death or Disability	0	0	0	3,093,902

Steven K. Young
•	Voluntary termination without good reason	0	0	0	414,712
•	Involuntary or good reason termination under Executive Severance Plan	1,785,000	0	36,504	757,327
•	Involuntary or good reason termination after a CIC	1,785,000	293,950	36,504	712,324
•	Death or Disability	0	0	0	481,217

Marc E. Manly
•	Voluntary termination without good reason	0	0	0	1,548,150
•	Involuntary or good reason termination under Executive Severance Plan	2,160,000	0	32,158	2,795,775
•	Involuntary or good reason termination after a CIC	2,160,000	357,700	32,158	2,630,495
•	Death or Disability	0	0	0	1,785,959

Dhiaa M. Jamil
•	Voluntary termination without good reason	0	0	0	1,441,993
•	Involuntary or good reason termination under Executive Severance Plan	2,340,000	0	40,958	2,721,343
•	Involuntary or good reason termination after a CIC	2,340,000	388,300	40,958	2,557,196
•	Death or Disability	0	0	0	1,703,763

Lloyd M. Yates
•	Voluntary termination without good reason	0	0	0	0
•	Involuntary or good reason termination after a CIC	3,051,000	0	70,692	2,333,340
•	Death or Disability	0	0	0	1,449,914

(1)

The amounts listed under "Cash Severance Payment" are payable under (a) the terms of Ms. Good's employment agreement; (b) Messrs. Young, Manly and Jamil's Change in Control Agreement; (c) the Executive Severance Plan; or (d) the MCICP.

(2)

The amounts listed under "Incremental Retirement Plan Benefit" are payable under the terms of Ms. Good's employment agreement and Messrs. Young, Manly and Jamil's Change in Control Agreement. They represent the additional amount that would have been contributed to the Duke Energy Retirement Cash Balance Plan, Duke Energy Executive Cash Balance Plan, Duke Energy Retirement Savings Plan and the Executive Savings Plan in the event the named executive officer had continued to be employed by Duke Energy for (a) 2.99 years for Ms. Good or (b) two additional years after the actual date of his termination for the named executive officers covered by a Change in Control Agreement.

(3)

The amounts listed under "Welfare and Other Benefits" include the amount that would be paid to each named executive officer in lieu of providing continued welfare benefits and basic life coverage. This continued coverage represents (a) 2.99 years for Ms. Good, (b) 24 months for the named executive officers covered by a Change in Control Agreement and (c) 36 months for Mr. Yates. In addition to the amounts shown above, access to outplacement services for a period of up to one year after termination will be provided to Ms. Good if terminating under her employment agreement or to any named executive officer covered under the Executive Severance Plan.

(4)

The amounts listed under "Stock Awards" do not include amounts attributable to the performance shares that vested on December 31, 2013; such amounts are included in the Option Exercises and Stock Vested Table on page 56.

Retirement of Mr. Rogers

Effective July 1, 2013, Mr. James E. Rogers retired as President and Chief Executive Officer of Duke Energy, and effective December 31, 2013, Mr. Rogers retired as the Chairman (and a member) of the Board of Directors. Pursuant to the terms of his employment agreement, Mr. Rogers' then outstanding stock awards will continue to vest as if he remained employed, with the number of performance shares determined based on actual performance compared to previously-established performance measures. The potential value of Mr. Rogers' stock awards, which consist of performance shares and stock options, based on the assumptions listed below, is $5,693,247 and $3,111,576, respectively.

For transition purposes, Duke Energy has agreed to provide Mr. Rogers with office space and administrative support for a period of three years after retirement.

66    DUKE ENERGY – 2014 Proxy Statement

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Assumptions and Other Considerations

The amounts listed above have been determined based on a variety of assumptions, including with respect to the limits on qualified retirement plan benefits under the Internal Revenue Code. The actual amounts to be paid out can only be determined at the time of each named executive officer's termination of employment. The amounts described in the table do not include compensation to which each named executive officer would be entitled without regard to his or her termination of employment, including: (a) base salary and short-term incentives that have been earned but not yet paid; (b) amounts that have been earned, but not yet paid, under the terms of the plans listed under the Pension Benefits and Nonqualified Deferred Compensation tables on pages 56 and 60; (c) unused vacation (including as indicated in the Summary Compensation table on page 52); and (d) the potential reimbursement of legal fees.

The amounts shown above do not reflect the fact that, under Ms. Good's employment agreement and under the Change in Control Agreements that Duke Energy has entered into with Messrs. Young, Manly and Jamil, in the event that payments to any such executive in connection with a change in control otherwise would result in a golden parachute excise tax and lost tax deduction under Sections 280G and 4999 of the Internal Revenue Code, such amounts would be reduced to the extent necessary so that such tax would not apply under certain circumstances. Based on the level of severance payments that would be provided to Mr. Yates if he terminated employment on December 31, 2013 and was entitled to compensation under the MCICP, it is estimated that no golden parachute excise tax gross-up would be payable to Mr. Yates.

The amounts shown above with respect to stock awards and option awards were calculated based on a variety of assumptions, including the following: (i) the named executive officer terminated employment on December 31, 2013; (ii) a stock price for Duke Energy common stock equal to $69.01, which was the closing price on December 31, 2013; (iii) the continuation of Duke Energy's dividend at the rate in effect during the first quarter of 2014; and (iv) performance at the target level with respect to performance shares. Additionally, the amounts listed above with respect to Messrs. Young, Manly and Jamil reflect the fact that, upon termination for any reason, except death or disability, they would receive the full value of all unvested restricted stock units granted prior to 2013 and the dividends that would be paid on such shares for the remainder of the original vesting period, subject to compliance with restrictive covenants contained in such awards, because they have attained the applicable retirement age.

Potential Payments Due Upon a Change in Control

Other than as described below, the occurrence of a change in control of Duke Energy would not trigger the payment of benefits to the named executive officers absent a termination of employment. If a change in control of Duke Energy occurred on December 31, 2013, with respect to each named executive officers, the outstanding performance share awards granted by Duke Energy, including dividend equivalents, would be paid on a prorated basis assuming target performance. As of December 31, 2013, the prorated performance shares that would be paid as a result of these accelerated vesting provisions, including dividend equivalents, would have had a value of $1,512,431, $255,113, $947,994, $889,695 and $271,929 for Ms. Good and Messrs. Young, Manly, Jamil and Yates, respectively.

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PROPOSAL 4:     AMENDMENT TO DUKE ENERGY CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE SHAREHOLDER ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT

At the 2013 Annual Shareholder Meeting, Duke Energy's shareholders voted on a shareholder proposal requesting that our Board of Directors take the steps necessary to permit shareholder action by less than unanimous written consent. Duke Energy's current Amended and Restated Certificate of Incorporation allows shareholder action to be taken at a meeting or by unanimous written consent only. The shareholder written consent proposal was approved by approximately 67% of the votes cast. During the course of the Company's periodic outreach with its investors in 2013, the Company discussed the proposal with shareholders holding almost a quarter of Duke Energy's total shares who expressed concern that the proposal as written did not have certain procedural safeguards necessary to protect the best interests of Duke Energy and its shareholders from potential abuses; particularly the ability for an action to be approved without the knowledge and input of all of Duke Energy's shareholders.

Taking into consideration the vote of the shareholders at the 2013 Annual Shareholder Meeting, as well as our discussions with many of our shareholders, the Board of Directors is recommending the amendment to our Amended and Restated Certificate of Incorporation attached as Appendix C (the "Amendment"). This Amendment would permit action by less than unanimous written consent and subject to certain procedural requirements that would insure that any action taken by written consent followed a standard process and occurred with proper notice and information to all Duke Energy shareholders.

Procedural Safeguards:

•
The proposed Amendment requires a minimum stock ownership threshold of 20% of the outstanding shares of our common stock to request the Board of Directors to set a record date to determine shareholders entitled to consent. The 20% threshold that the Board of Directors has proposed was based on feedback from our shareholders who believed that this number would strike a balance between the ability of shareholders to initiate shareholder actions between shareholder meetings and the risk that a lower threshold would subject shareholders to numerous self-interested actions that are only relevant to a small number of shareholders and impose significant costs of both time and money on Duke Energy.

•
The proposed Amendment requires that consents be solicited from all shareholders so that every shareholder is able to consider and act on a proposal. This safeguard prevents action being taken without a full discussion among all shareholders of the merits of any proposed action.

•
The proposed Amendment would require the written consent process only be used with respect to matters that comply with applicable law and are not duplicative of other matters. A record date would not be set by the Board of Directors in the following instances:

•
Matters that are not a proper subject for shareholder action under applicable law,

•
If the request to set a record date is received by Duke Energy during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting,

•
If an identical or substantially similar item was presented at a meeting of shareholders held not more than 12 months before the request for a record date is received by Duke Energy,

•
If an identical or substantially similar item consisting of the election or removal of directors was presented at a meeting of shareholders held not more than 90 days before the request for a record date was received by Duke Energy,

•
If an identical or substantially similar item is included in Duke Energy's notice of meeting for a meeting that has been called but not yet held or that is called to be held within 90 days after the request for a record date is received by Duke Energy, or

•
If the request to set a record date involved a violation of the federal proxy rules or other applicable law.

•
Finally, the proposed Amendment prohibits the dating and delivering of consents until 60 days after the delivery of a valid request to Duke Energy to set a record date. This safeguard ensures that shareholders have sufficient time to consider the proposal and any statements in opposition, as well as to provide the Duke Energy Board of Directors the opportunity to determine the validity of the request and present its views regarding the proposal.

If this proposal to approve the Amendment is adopted by the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on the proposal, Article SIXTH(b) of our Amended and Restated Certificate of Incorporation will be amended as set forth in Appendix C upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of the State of the State of Delaware.

For the Above Reasons, the Board of Directors Recommends a Vote "FOR" Approval of the Amendment to our Amended and Restated Certificate of Incorporation.

68    DUKE ENERGY – 2014 Proxy Statement

SHAREHOLDER PROPOSALS

Proposals 5 and 6 are proposals we received from our shareholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our annual shareholder meeting and submit the proposals for a vote, then the proposals will be voted upon. The shareholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The Board of Directors recommends voting "against" each proposal. We will promptly provide you with the name, address and, to our knowledge, the number of voting securities held by the proponents of the shareholder proposals, upon receiving a written or oral request.

PROPOSAL 5:     SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING

Supporting Statement:

5 – Special Shareowner Meetings

Resolved, Shareowners ask our board to take the steps necessary unilaterally (to the fullest extent permitted by law) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 15% of our outstanding common the power to call a special shareowner meeting.

This includes that such bylaw and/or charter text will not have any exclusionary or prohibitive language in regard to calling a special meeting that apply only to shareowners but not to management and/or the board (to the fullest extent permitted by law). This proposal does not impact our board's current power to call a special meeting.

Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting. This proposal topic won more than 70% support at Edwards Lifesciences and SunEdison in 2013.

This proposal should also be more favorably evaluated due to our Company's clearly improvable environmental, social and corporate governance performance as reported in 2013:

GMI Ratings, an independent investment research firm, rated our company D for its board. Three directors received significant no-votes: Daniel DiMicco, an inside-related director (13%), Ann Maynard Gray, Lead Director (14%) and James Hance, who was on the board of 3 other companies (22%). Three directors had long-tenure which detracts from independence: Ann Maynard Gray (19-years), Alex Bernhardt (22-years) and Michael Browning (23-years).

GMI said the Environmental, Social and Governance profile of Duke Energy Corporation reflected serious risk overall, highlighted by significant concerns related to Pay and Environmental and Social impacts. Duke's environmental impact disclosure practices were significantly worse than its sector peers. Duke Energy Corp was rated as having Very Aggressive Accounting & Governance Risk—indicating higher accounting and governance risk than 99% of companies.

GMI rated Duke F for accounting. There were forensic accounting ratios related to expense recognition that had extreme values either relative to industry peers or to the company's own history. Duke had a history of significant restatements, special charges or write-offs. There was $10 million for James Rogers and shareholders voted 22% against executive pay.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

Special Shareowner Meetings—Proposal 5

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PROPOSAL 5:    SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO CALL A SPECIAL SHAREHOLDER MEETING

Opposing Statement of the Board of Directors:

Your Board recommends a vote "AGAINST" this proposal for the following reasons:

The Board believes that adoption of this proposal would not be in the best interests of Duke Energy or its shareholders. Consistent with Delaware law, our Amended and Restated Certificate of Incorporation provides that a special meeting of shareholders may be called by the Board. This allows our Board, according to its fiduciary obligations, to exercise its business judgment to determine when it is in the best interests of shareholders to take the extraordinary step of convening a special meeting.

The Board does not believe it is appropriate to enable holders of only fifteen percent (a small minority of shareholders) of our common stock, regardless of how long they have held their shares, to have an unlimited ability to call special meetings for any purpose and at any time, including actions that are duplicative of other recent proposals on which the shareholders have voted or will vote. Enabling the holders of only fifteen percent of the Company's outstanding stock to call special meetings could subject the Company and the Board to disruption by shareholder activists or special interest groups with a self-serving agenda not in the long-term best interests of the Company and all of its shareholders. Additionally, special meetings could impose substantial administrative and financial burdens on the Company and could significantly disrupt the conduct of the Company's business.

We take shareholders' meetings very seriously and take steps to provide shareholders with access to our shareholders' meetings, including making our shareholders' meetings available via webcast. For a company with as many shareholders as Duke Energy, a special meeting of stockholders is a very expensive and time-consuming affair involving substantial planning, resources, and significant costs. Additionally, preparing for a shareholder meeting requires significant time and attention of the Board of Directors, members of senior management and other employees, diverting their attention away from performing their primary function, which is to operate the business of the Company in the best interests of our shareholders. Calling special meetings of shareholders is not a matter to be taken lightly, and special meetings should be extraordinary events that only occur when either fiduciary obligations or strategic concerns require that the matters to be addressed cannot wait until the next annual meeting or through an alternative means.

The Board also believes that the merits of this proposal should be viewed in light of our Company's high standards of corporate governance, as discussed in this proxy statement. Our Company is committed to good governance practices and has demonstrated accountability and responsiveness to the views and concerns of shareholders. These governance practices include, among other things, the annual election of all Board members and a majority vote standard for the election of our directors. A majority vote standard for election of directors was submitted to our shareholders at the 2013 Annual Meeting of Shareholders, and although it did not receive majority support, our Board recognized this was an important issue and meaningful governance policy to a great number of shareholders and, therefore, our Board decided to adopt the proposal. In addition to our strong corporate governance framework, including these governance policies, our Board is recommending today that shareholders approve amending the Company's Certificate of Incorporation to allow for shareholders to act by written consent, rather than wait until the next annual meeting, if circumstances necessitate more urgent action. This right to act by written consent will give shareholders the necessary means by which shareholders can take action outside of annual or special meetings called by the Board; therefore, this proposal to enable small, short-term shareholders to call special meetings is unnecessary. Management discussed this issue with a number of our shareholders and heard from a number of those shareholders that action by written consent and the ability to call special meetings were meant to achieve the same governance principle and implementing both initiatives would be redundant and unnecessary.

Finally, we should note that Delaware law already requires that special meetings be called so that shareholders have the ability to vote on significant corporate issues such as mergers, acquisitions, or the disposition of substantially all of the Company's assets. This requirement, combined with our Company's existing governance policies and practices that provide shareholders with access to the Board and members of senior management and offer ample opportunity for shareholders to express their views to management, and the ability for shareholders to take action by written consent, provides shareholders the means to be heard outside of the annual meeting context without providing additional expensive and time-consuming mechanisms that are prone for abuse such as proposed by this proposal.

For the Above Reasons, the Board of Directors Recommends a Vote "AGAINST" This Proposal.

70    DUKE ENERGY – 2014 Proxy Statement

PROPOSAL 6:     SHAREHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTION DISCLOSURE

Resolved, that the shareholders of Duke Energy ("Company") hereby request that the Company provide a report, updated semiannually, disclosing the Company's:

  1.
  Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
  2.
  Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
    a.
    The identity of the recipient as well as the amount paid to each; and
    b.
    The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company's website.

Payments used for lobbying are not encompassed by this proposal.

Supporting Statement:

As long-term shareholders of Duke Energy, we support transparency and accountability in corporate spending on political activities. These include any activities considered intervention in any political campaign under the Internal Revenue Code, both direct and indirect.

Disclosure is in the best interest of the Company and its shareholders. The Supreme Court said in its Citizens United decision: "[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages." Gaps in transparency and accountability may expose the Company to reputational and business risks that could threaten long-term shareholder value.

We note that our Company makes some information about its political activities available on its website. But the Company does not provide comprehensive and voluntary disclosure of its direct and indirect political expenditures. Indeed, the 2013 CPA-Zicklin Index of Corporate Political Disclosure and Accountability rated Duke Energy near the bottom among the top 200 companies in the S&P 500, giving it just 19 points out of 100.

Relying on publicly available data does not provide a complete picture of the Company's political spending. The Company's payments to trade associations used for political activities are undisclosed and unknown. The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including Noble Energy, Exelon and ConocoPhillips, that support political disclosure and accountability and present this information on their websites.

The Company's Board and shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

Opposing Statement of the Board of Directors:

Your Board recommends a vote "AGAINST" this proposal for the following reasons:

Duke Energy is committed to adhering to the highest standards of ethics in engaging in any political activities and complying with the letter and spirit of all laws and regulations governing political contributions. As a utility, Duke Energy is highly regulated. As such, the Board of Directors believes that it is in Duke Energy's best interests to participate in the political process by engaging in a government relations program to educate and inform public officials about our position on issues significant to our business, as well as to participate in these discussions regarding potential laws and regulations through memberships in trade organizations.

Most Company-related political contributions, including all contributions to federal candidates, originate from funds that are voluntarily contributed by employees either directly to the campaign, or to Duke Energy's political action committee (DUKEPAC), and not from corporate funds. Duke Energy's Political Activity Policy governs the procedure by which contributions are made by Duke Energy at the federal level and is disclosed on the Corporate Governance page of our website at http://www.duke-energy.com/corporate-governance/politicalactivity.asp. The activities of DUKEPAC are subject to

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PROPOSAL 6:    SHAREHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTION DISCLOSURE

regulation by the federal government, including detailed disclosure requirements. For example, as required by federal law, DUKEPAC files monthly reports with the Federal Election Commission (FEC) reporting all political contributions made to federal candidates, and also files pre-election and post-election FEC reports. In addition to these disclosures, all DUKEPAC contributions are disclosed through a link on the Political Participation page of our website at http://www.duke-energy.com/corporate-governance/political-participation.asp. Additionally, all political contributions at the federal level over $200.00 are required to be disclosed and the identity of the donor and the recipient are available to any member of the public from the FEC. Links to these disclosures are also provided on Duke Energy's webpage below the Political Activity Policy.

Political contributions by DUKEPAC and from corporate funds are also subject to regulation at the state government level. Disclosure of our policies and procedures regarding our lobbying activities and business associations and the benefits to our shareholders surrounding such activities are already readily available to the public and our shareholders through the links on our website described above. Similarly, our major business associations and coalitions are provided on our website at http://www.duke-energy.com/environment/affiliations-partnerships.asp. Accordingly, the Board of Directors believes that additional reports requested in the proposal would result in an unnecessary and unproductive use of the Company's resources. As a result of the disclosures mandated by federal and state laws as well as the voluntary disclosures provided by the Company, the Board has concluded that ample disclosure exists regarding Duke Energy's political contributions to alleviate the concerns cited in this proposal.

Because the Company is committed to complying with all applicable current and future political contribution and campaign finance laws and already publicly discloses its political contributions as required by law, your Board believes that the special report requested in this proposal is duplicative and unnecessary.

For the Above Reasons, the Board of Directors Recommends a Vote "AGAINST" This Proposal.

72    DUKE ENERGY – 2014 Proxy Statement

OTHER INFORMATION

Discretionary Voting Authority

As of the date this proxy statement went to press, Duke Energy did not anticipate that any matter other than the proposals set out in this proxy statement would be raised at the annual shareholder meeting. If any other matters are properly presented at the annual shareholder meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Duke Energy's directors and executive officers, and any persons owning more than 10% of Duke Energy's equity securities, to file with the SEC initial reports of beneficial ownership and certain changes in that beneficial ownership, with respect to such equity securities of Duke Energy. We prepare and file these reports on behalf of our directors and executive officers. To our knowledge, all Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner during 2013.

Related Person Transactions

Related Person Transaction Policy. The Corporate Governance Committee adopted a Related Person Transaction Policy that sets forth our procedures for the identification, review, consideration and approval or ratification of "related person transactions." For purposes of our policy only, a "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any "related person" are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A "related person" is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction (including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation), our management must present information regarding the related person transaction to our Corporate Governance Committee (or, if Corporate Governance Committee approval would be inappropriate, to the Board of Directors) for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information from each director, executive officer and (to the extent feasible) significant shareholders to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our codes of business conduct and ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Corporate Governance Committee (or Board of Directors) will take into account the relevant available facts and circumstances including but not limited to:

•
the risks, costs and benefits to us;

•
the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Corporate Governance Committee (or Board of Directors) must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Corporate Governance Committee (or Board of Directors) determines in the good faith exercise of its judgment. There were no related person transactions with any of our executive officers or directors in 2013.

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OTHER INFORMATION

Proposals and Business by Shareholders

If you wish to submit a proposal for inclusion in the proxy statement for our 2015 annual shareholder meeting, we must receive it by November 21, 2014.

In addition, if you wish to introduce business at our 2015 annual meeting (besides that in the Notice of the meeting), you must send us written notice of the matter. Your notice must comply with the requirements of our by-laws, and we must receive it no earlier than January 1, 2015, and no later than January 31, 2015. The individuals named as proxy holders for our 2015 annual shareholder meeting will have discretionary authority to vote proxies on matters of which we are not properly notified and also may have discretionary voting authority under other circumstances.

Your proposal or notice should be mailed to Duke Energy's Corporate Secretary at P.O. Box 1321, Charlotte, North Carolina 28201-1321.

Electronic Delivery of the 2014 Annual Report and Proxy Materials

If you received a paper version of this year's proxy materials, please consider signing up for electronic delivery of next year's materials. Electronic delivery significantly reduces Duke Energy's printing and postage costs associated with paper publications and also reduces our consumption of natural resources. You will be notified immediately by e-mail when next year's annual report and proxy materials are available. E-delivery makes it more convenient for shareholders to cast their votes on issues that affect Duke Energy.

In order to enroll for electronic delivery, go to http://www.icsdelivery.com/duk and follow the instructions. You will need to enter a valid email address along with your social security number.

If you elect to receive your Duke Energy materials via the Internet, you can still request paper copies by contacting Investor Relations at (800) 488-3853 or at http://www.duke-energy.com/contactIR.

Householding Information

Duke Energy has adopted a procedure called "householding," which has been approved by the SEC. Under this procedure, a single copy of the annual report and proxy statement is sent to any household at which two or more shareholders reside, unless one of the shareholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees. Each shareholder will continue to receive separate proxy cards, and householding will not affect dividend check mailings or InvestorDirect Choice Plan statement mailings in any way.

If you have previously consented, householding will continue until you are notified otherwise or until you notify Investor Relations by telephone at (800) 488-3853, at www.duke-energy.com/contactIR, or by mail at P.O. Box 1005, Charlotte, NC 28201-1005, that you wish to receive separate annual reports and proxy statements. You will be removed from the householding program within 30 days of receipt of your notice. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you, please submit your request to Investor Relations at the number or address above. We will promptly send additional copies of the annual report and proxy statement upon receipt of such request.

A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

74    DUKE ENERGY – 2014 Proxy Statement

APPENDIX A

CDB Energy Services Executive Compensation Database

AEI Services
AES
Allete
Alliant Energy
Ameren
American Electric Power
ATC Management
Atmos Energy
Avista
Babcock & Wilcox
Babcock Power
BG US Services
Black Hills
Capital Power Corporation
CenterPoint Energy
CH Energy Group
Cheniere Energy
CMS Energy
Colorado Springs Utilities
Consolidated Edison
Crosstex Energy
Dominion Resources
DTE Energy
Dynegy
Edison International
El Paso Corporation
El Paso Electric
ElectriCities of North Carolina
Enbridge Energy
Energen
Energy Future Holdings	Energy Northwest
Entergy
Enterprise Products Partners
EQT Corporation
Exelon
FirstEnergy
GenOn Energy
Iberdrola Renewables
Idaho Power
Integrys Energy Group
IPR - GDF SUEZ North America
Kinder Morgan
LG&E and KU Energy
Lower Colorado River Authority
MDU Resources
MGE Energy
MidAmerican Energy
New York Power Authority
NextEra Energy
Northeast Utilities
NorthWestern Energy
NRG Energy
NSTAR
NV Energy
NW Natural
OGE Energy
Oglethorpe Power
Ohio Valley Electric
Omaha Public Power
Pacific Gas & Electric
Pepco Holdings	Pinnacle West Capital
PNM Resources
Portland General Electric
PPL
Primary Energy Recycling
Proliance Holdings
Public Service Enterprise Group
Puget Energy
Salt River Project
SCANA
Sempra Energy
South Jersey Gas
Southern Company Services
Southern Union Company
Spectra Energy
STP Nuclear Operating
Targa Resources
TECO Energy
Tennessee Valley Authority
TransCanada
UGI
UIL Holdings
UniSource Energy
Unitil
URENCO USA
Vectren
Westar Energy
Williams Companies
Wisconsin Energy
Wolf Creek Nuclear
Xcel Energy

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APPENDIX B

CDB General Industry Executive Compensation Database

ACH Food
Agrium
Air Liquide
Air Products and Chemicals
Alcatel Lucent
Amgen
APL
ARAMARK
Arrow Electronics
Atos IT Solutions and Services
Automatic Data Processing
Ball
Baxter International
Boehringer Ingelheim
Bristol-Myers Squibb
Carnival
CEVA Logistics
Colgate-Palmolive
ConAgra Foods
Covidien
CSC
CSX
Cummins
Daiichi Sankyo
Danaher
Dean Foods
Eaton
EBay
EMC
Estee Lauder
Freeport-McMoRan Copper & Gold
GAP	Gavilon
General Mills
GROWMARK
Hilton Worldwide
HTC
Illinois Tool Works
Ingersoll Rand
Jabil Circuit
Jacobs Engineering
Kao Brands
KBR
Kellogg
Kimberly-Clark
Kyocera
L-3 Communications
Land O'Lakes
Lend Lease
Limited
Marriott International
Medtronic
Micron Technology
MillerCoors
Monsanto
Mosaic
Motorola Mobility
Navistar International
Neoris USA
Newmont Mining
Norfolk Southern
Novo Nordisk Pharmaceuticals
Office Depot	Parker Hannifin
Performance Food Group
Potash
PPG Industries
Praxair
R.R. Donnelley
Research in Motion
Rolls-Royce North America
S.C. Johnson & Son
SAIC
SCA Americas
Seagate Technology
Sherwin-Williams
Sodexo
Solvay America
Starbucks
Syngenta Crop Protection
TE Connectivity
Textron
Thermo Fisher Scientific
Tomson Reuters
Time Warner Cable
Transocean
TRW Automotive
Union Pacific
URS
Viacom
Waste Management
Whirlpool
Xerox
Yum! Brands

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APPENDIX C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DUKE ENERGY CORPORATION

DUKE ENERGY CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

1.       The name of the corporation is Duke Energy Corporation. The name under which the corporation was originally incorporated was Deer Holding Corp. The name of the corporation was changed to Duke Energy Holding Corp. on June 21, 2005. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 3, 2005.

2.       This Amended and Restated Certificate of Incorporation, having been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") and by the approval of the stockholders of the Corporation in accordance with Section 211 of the DGCL, restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation as amended or supplemented heretofore. As so restated and integrated and further amended, the Amended and Restated Certificate of Incorporation (hereinafter, this "Certificate of Incorporation") reads as follows:

ARTICLE FIRST

Name

The name of the corporation is Duke Energy Corporation.

ARTICLE SECOND

Registered Office

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE THIRD

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

ARTICLE FOURTH

Capital Stock

(a)       The aggregate number of shares of stock that the Corporation shall have authority to issue is two billion forty-four million (2,044,000,000) shares, consisting of two billion (2,000,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and forty-four million (44,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").

(b)      The Board of Directors of the Corporation shall have the full authority permitted by law, at any time and from time to time, to divide the authorized and unissued shares of Preferred Stock into one or more classes or series and, with respect to each such class or series, to determine by resolution or resolutions the number of shares constituting such class or series and the designation of such class or series, the voting powers, if any, of the shares of such class or series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of any such class or series of Preferred Stock to the full extent now or hereafter permitted by the law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding.

(c)       Subject to applicable law and the rights, if any, of the holders of any class or series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation in its discretion shall determine. Nothing in this ARTICLE FOURTH shall limit the power of the Board of Directors to create a class or series of Preferred Stock with dividends the rate of which is calculated by reference to, and the payment of which is concurrent with, dividends on shares of Common Stock.

(d)      In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, subject to the rights of the holders of any class or series of the Preferred Stock, the net assets of the Corporation available for distribution to stockholders of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests. If the assets of the Corporation are not sufficient to pay the amounts, if any, owing to holders of shares of Preferred Stock in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue

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APPENDIX C

of the class or series of Preferred Stock. Neither the merger or consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph, except to the extent specifically provided in any certificate of designation for any class or series of Preferred Stock. Nothing in this ARTICLE FOURTH shall limit the power of the Board of Directors to create a class or series of Preferred Stock for which the amount to be distributed upon any liquidation, dissolution or winding up of the Corporation is calculated by reference to, and the payment of which is concurrent with, the amount to be distributed to the holders of shares of Common Stock.

(e)       Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any class or series of Preferred Stock, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meetings of stockholders.

(f)        Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of any outstanding shares of Common Stock shall vote together as a class, and every holder of Common Stock shall be entitled to cast thereon one vote in person or by proxy for each share of Common Stock standing in such holder's name on the books of the Corporation; provided, however, that, except as otherwise required by law, or unless provided in any certificate of designation for any class or series of Preferred Stock, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) or pursuant to applicable law. Subject to the rights of the holders of any class or series of Preferred Stock, stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation and no stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE FIFTH

Board of Directors

(a)       The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)      Except as otherwise fixed by or pursuant to provisions of ARTICLE FOURTH relating to the rights of the holders of any series of Preferred Stock, the number of directors of the Corporation shall not be less than nine (9) nor more than eighteen (18), as may be fixed from time to time by the Board of Directors.

(c)       A director may be removed from office with or without cause; provided, however, that, subject to applicable law, any director elected by the holders of any series of Preferred Stock may be removed without cause only by the holders of a majority of the shares of such series of Preferred Stock.

(d)      Except as otherwise fixed by or pursuant to provisions of ARTICLE FOURTH relating to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(e)       Except as otherwise fixed by or pursuant to provisions of ARTICLE FOURTH relating to the rights of the holders of any series of Preferred Stock, the directors shall be elected by the holders of voting stock and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(f)        Election of directors need not be by written ballot unless the By-Laws so provide.

(g)       In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

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APPENDIX C

ARTICLE SIXTH

Action by Stockholders; Books of the Corporation

(a)       Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

(b)      Written Consent. Certain actions required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of the stockholders may be effected without a meeting by the written consent of the holders of common stock of the Corporation (a "Consent"), but only if such action is taken in accordance with the provisions of this Article Sixth, the Corporation's By-Laws and applicable law.

  (i)
  Record Date.    The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article Sixth. Any holder of common stock of the Corporation seeking to have the stockholders authorize or take corporate action by Consent shall, by written request addressed to the secretary of the Corporation and delivered to the Corporation's principal executive offices and signed by holders of record at the time such request is delivered representing at least 20 percent (20%) of the outstanding shares of common stock of the Corporation, request that a record date be fixed for such purpose. The written request must contain the information set forth in paragraph (b)(ii) of this Article Sixth. Following delivery of the request, the Board of Directors shall, by the later of (x) 20 days after delivery of a valid request to set a record date and (y) 5 days after delivery of any information required by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by Consent under paragraph (b)(iii) of this Article Sixth, determine the validity of the request and whether the request relates to an action that may be taken by Consent and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If a request complying with the second and third sentences of this paragraph (b)(i) has been delivered to the secretary of the Corporation but no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date shall be the first date on which a signed Consent relating to the action taken or proposed to be taken by Consent is delivered to the Corporation in the manner described in paragraph (b)(vi) of this Article Sixth; provided that, if prior action by the Board of Directors is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

  (ii)
  Request Requirements.    Any request required by paragraph (b)(i) of this Article Sixth (a) must be delivered by the holders of record of at least 20% of the outstanding shares of common stock of the, who shall not revoke such request and who shall continue to own not less than 20% of the outstanding shares of common stock of the Corporation through the date of delivery of Consents signed by a sufficient number of stockholders to authorize or take such action; (b) must contain an agreement to solicit Consents in accordance with paragraph (b)(iv) of this Article Sixth, (c) must describe the action proposed to be taken by written consent of stockholders and (d) must contain (1) such information and representations, to the extent applicable, then required by Section 2.03(b) of the Corporation's By-Laws as though such stockholder was intending to propose an amendment to the Corporation's Certificate of Incorporation or By-Laws or other business to be brought before a meeting of stockholders and (2) the text of the proposed action to be taken (including the text of any resolutions to be adopted by Consent) and (e) must include documentary evidence that the requesting stockholder(s) own in the aggregate not less than 20% of the outstanding shares of common stock of the Corporation as of the date of such written request to the secretary; provided, however, that if the stockholder(s) making the request are not the beneficial owners of the shares representing at least 20% of the outstanding shares of common stock of the Corporation, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the secretary within ten business days after the date on which the request is delivered to the secretary) that the beneficial owners on whose behalf the request is made beneficially own at least 20% of the outstanding shares of common stock of the Corporation as of the date on which such request is delivered to the secretary. If the action proposes to elect directors by written consent, the written request for a record date must also contain the information required by Section 3.03 of the Corporation's By-Laws. The Corporation may require the stockholder(s) submitting such request to furnish such other information as may be reasonably requested by the Corporation. Any requesting stockholder may revoke his, her or its request at any time by written revocation delivered to the secretary of the Corporation at the Corporation's principal executive offices. Any disposition by a requesting stockholder of any shares of common stock of the Corporation (or of beneficial ownership of such shares by the beneficial owner on whose behalf the request was made) after the date of the request, shall be deemed a revocation of the request with respect to such shares, and each requesting stockholder and the applicable beneficial owner shall certify to the secretary of the Corporation on the day prior to the record date set for the action by written consent as to whether any such disposition has occurred. If the unrevoked requests represent in the aggregate less than 20% of the outstanding shares of common stock of the Corporation, the Board of Directors, in its discretion, may cancel the action by written consent.

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APPENDIX C

  (iii)
  Actions Which May Be Taken by Written Consent.    Stockholders are not entitled to act by Consent if (a) the record date request does not comply with this Article Sixth or the Corporation's By-Laws; (b) the action relates to an item of business that is not a proper subject for stockholder action under applicable law; (c) the request for a record date for such action is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (d) an identical or substantially similar item of business (as determined by the Board of Directors of the Corporation in its reasonable determination, which determination shall be conclusive and binding on the Corporation and its stockholders, (a "Similar Item")), was presented at a meeting of stockholders held not more than 12 months before the request is received by the secretary of the Corporation; (e) a Similar Item consisting of the election or removal of directors was presented at a meeting of stockholders held not more than 90 days before the request is received by the secretary of the Corporation (and, for purposes of this clause, the election or removal of directors shall be deemed a "Similar Item" with respect to all items of business involving the election or removal of directors), (f) a Similar Item is included in the Corporation's notice of meeting as an item of business to be brought before an annual or special stockholders meeting that has been called but not yet held or that is called to be held within 90 days after the request is received by the secretary of the Corporation; or (g) such record date request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 or other applicable law. For purposes of this paragraph (b)(iii), the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

  (iv)
  Manner of Consent Solicitation.    Holders of common stock of the Corporation may take action by written consent only if Consents are solicited from all holders of common stock of the Corporation entitled to vote on the matter and in accordance with applicable law.

  (v)
  Date of Consent.    Every Consent purporting to take or authorize the taking of corporate action must bear the date of signature of each stockholder who manually signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by paragraph (b)(vi) of this Article Sixth and not later than 120 days after the record date, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.

  (vi)
  Delivery of Consents.    No Consents may be dated or delivered to the Corporation or its registered office in the State of Delaware until 60 days after the delivery of a valid request to set a record date. Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested. The secretary of the Corporation shall provide for the safe-keeping of such Consents and any related revocations and shall promptly designate one or more persons, who shall not be members of the Board of Directors, to serve as inspectors ("Inspectors") with respect to such Consents. The Inspectors shall promptly conduct a ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the secretary of the Corporation deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent. If after such investigation the Inspectors shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the Inspectors of the Corporation may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

  (vii)
  Effectiveness of Consent.    No action may be taken by the stockholders by Consent except in accordance with this Article Sixth. If the Board of Directors shall determine that any request to fix a record date was not properly made in accordance with, or relates to an action that may not be effected by Consent pursuant to, this Article Sixth, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article Sixth, then the Board of Directors shall not be required to fix a record date and any such purported action by Consent shall be null and void to the fullest extent permitted by applicable law. No Consent shall be effective until such date as the Inspectors certify to the Corporation that the Consents delivered to the Corporation in accordance with paragraph (vi) of this Article Sixth, represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with Delaware law and this Certificate of Incorporation.

80    DUKE ENERGY – 2014 Proxy Statement

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APPENDIX C

  (viii)
  Challenge to Validity of Consent.    Nothing contained in this Article Sixth shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the Inspectors, as the case may be, or to prosecute or defend any litigation with respect thereto.

  (ix)
  Board-solicited Stockholder Action by Written Consent.    Notwithstanding anything to the contrary set forth above, (x) none of the foregoing provisions of this Article Sixth shall apply to any solicitation of stockholder action by written consent by or at the direction of the Board of Directors and (y) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

ARTICLE SEVENTH

Amendment of Certificate of Incorporation

The Corporation reserves the right to supplement, amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware and this Certificate of Incorporation, and all rights conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, this ARTICLE SEVENTH and sections (b) and (d) of ARTICLE FIFTH may not be supplemented, amended, altered, changed, or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such supplement, amendment, alteration, change or repeal is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of stock of all classes of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE EIGHTH

Amendment of By-Laws

In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, repeal, alter or amend the By-Laws of the Corporation. No By-Laws may be adopted, repealed, altered or amended in any manner that would be inconsistent with this Amended and Restated Certificate of Incorporation (as it may be adopted, repealed, altered or amended from time to time in accordance with ARTICLE SEVENTH).

ARTICLE NINTH

Limitation of Liability

Except to the extent elimination or limitation of liability is not permitted by applicable law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty in such capacity. Any repeal or modification of this ARTICLE NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE TENTH

Liability of Stockholders

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts, and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

ARTICLE ELEVENTH

Effectiveness

This Amended and Restated Certificate of Incorporation is to become effective at              a.m. on May     , 2014.

IN WITNESS WHEREOF, THE UNDERSIGNED, being the Assistant Corporate Secretary, has executed this Amended and Restated Certificate of Incorporation as of the     day of May, 2014, and DOES HEREBY CERTIFY under the penalties of perjury that the facts stated in this Amended and Restated Certificate of Incorporation are true.

By:
Name:
Title:	Assistant Corporate Secretary

DUKE ENERGY – 2014 Proxy Statement    81

2014 Annual Shareholder Meeting

May 1, 2014,
10:00 a.m.

Duke Energy Corporation
O.J. Miller Auditorium
526 South Church Street
Charlotte, NC 28202

Directions to Annual Shareholder Meeting

From I-77 North:

Take the Morehead Street exit – 10A
Turn Left onto Morehead Street
Turn Left onto Mint Street
Mint Street Parking Deck located adjacent to Bank of America Stadium

From I-77 South:

Take the I-277/John Belk Freeway/US-74/Wilkinson Blvd. exit – 9B
Merge onto I-277 N/US-74 E.
Take the Carson Blvd. exit – 1D
Stay straight to Carson Blvd.
Turn Left onto Mint Street
Mint Street Parking Deck located adjacent to Bank of America Stadium

Free parking available in the Mint Street Parking Deck

    526 South Church Street

    Mint Street Parking Deck

    Bank of America Stadium

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: DUKE ENERGY CORPORATION M67170-P47887-Z62458 For All Withhold All For All Except For Against Abstain For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. Please see the reverse side of this card for specifi c voting cutoff information. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. Please see the reverse side of this card for specifi c voting cutoff information. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. DUKE ENERGY CORPORATION 550 SOUTH TRYON ST. CHARLOTTE, NC 28202 The Board of Directors recommends a vote "For All" Director nominees. The Board of Directors recommends a vote "For" Proposals 2, 3, and 4. 01) G. Alex Bernhardt, Sr. 02) Michael G. Browning 03) Harris E. DeLoach, Jr. 04) Daniel R. DiMicco 05) John H. Forsgren 06) Lynn J. Good 07) Ann M. Gray 08) James H. Hance, Jr. 09) John T. Herron 10) James B. Hyler, Jr. 11) William E. Kennard 12) E. Marie McKee 13) E. James Reinsch 14) James T. Rhodes 15) Carlos A. Saladrigas 2. Ratifi cation of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2014 1. Election of directors: 3. Advisory vote to approve named executive officer compensation 5. Shareholder proposal regarding shareholder right to call a special shareholder meeting 6. Shareholder proposal regarding political contribution disclosure I have provided written comments on the back of this card. The Board of Directors recommends a vote "Against" Proposals 5 and 6. 4. Approval of the amendment to Duke Energy Corporation's Amended and Restated Certifi cate of Incorporation to authorize shareholder action by less than unanimous written consent

M67171-P47887-Z62458 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. Directions to Annual Meeting of Shareholders Duke Energy Corporation O.J. Miller Auditorium 526 South Church Street Charlotte, NC 28202 From I-77 North: Take the Morehead Street exit - 10A Turn Left onto Morehead Street Turn Left onto Mint Street Mint Street Parking Deck located adjacent to Bank of America Stadium From I-77 South: Take the I-277/John Belk Freeway/US-74/Wilkinson Blvd. exit - 9B Merge onto I-277 N/US-74 E. Take the Carson Blvd. exit - 1D Stay straight to Carson Blvd. Turn Left onto Mint Street Mint Street Parking Deck located adjacent to Bank of America Stadium Free parking available in the Mint Street Parking Deck 1 -526 South Church Street 2 -Mint Street Parking Deck 3 -Bank of America Stadium Comments: (If you noted any Comments above, please mark corresponding box on the reverse side.) DUKE ENERGY CORPORATION Annual Meeting of Shareholders May 1, 2014 at 10:00 a.m. O.J. Miller Auditorium 526 South Church Street Charlotte, North Carolina 28202 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Lynn J. Good, Steven K. Young and Julia S. Janson, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Energy Corporation (the "Company") of the undersigned at the Annual Meeting of Shareholders to be held in the O.J. Miller Auditorium, 526 South Church Street, Charlotte, North Carolina 28202, on May 1, 2014, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote for the election of all director nominees under Proposal 1, for Proposals 2, 3 and 4, against Proposals 5 and 6, and at their discretion, on any other matter that may come before the meeting. Phone and Internet voting cutoff is 11:59 PM EDT on April 30, 2014, except as described below. This instruction and proxy card is also solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders on May 1, 2014, by persons who participate in the Duke Energy Retirement Savings Plan or the Savings Plan for Employees of Florida Progress Corporation. Phone and Internet voting cutoff for participants in these plans is 11:59 PM EDT on April 28, 2014. By signing this instruction and proxy card or by voting by phone or internet, the undersigned hereby directs Fidelity Management Trust Company, as Trustee for the Duke Energy Retirement Savings Plan and Vanguard Fiduciary Trust Company, as Trustee for the Savings Plan for Employees of Florida Progress Corporation, to vote, as designated herein, all shares of common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the plan at the Annual Meeting of Shareholders of the Company to be held on May 1, 2014, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the meeting and any and all adjournments thereof. If no directions are given, the shares allocated to the account will be voted by the Trustee in the same proportion as shares held by the plans for which the Trustee has received voting directions from other participants in the plan, unless the Trustee determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974.